UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04852

Victory Portfolios
(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio			44144
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-539-3863

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2018

Item 1. Reports to Stockholders.

June 30, 2018

Annual Report

Victory Integrity Discovery Fund

Victory Integrity Mid-Cap Value Fund

Victory Integrity Small-Cap Value Fund

Victory Integrity Small/Mid-Cap Value Fund

Victory Munder Multi-Cap Fund

Victory S&P 500 Index Fund

Victory Munder Mid-Cap Core Growth Fund

Victory Munder Small Cap Growth Fund

Victory Trivalent Emerging Markets Small-Cap Fund

Victory Trivalent International Fund-Core Equity

Victory Trivalent International Small-Cap Fund

Victory INCORE Total Return Bond Fund

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Table of Contents

Shareholder Letter	5
Financial Statements
Victory Integrity Discovery Fund
Schedule of Portfolio Investments	46
Statement of Assets and Liabilities	124
Statement of Operations	128
Statements of Changes in Net Assets	132-134
Financial Highlights	144-147
Victory Integrity Mid-Cap Value Fund
Schedule of Portfolio Investments	50
Statement of Assets and Liabilities	124
Statement of Operations	128
Statements of Changes in Net Assets	132-134
Financial Highlights	148-150
Victory Integrity Small-Cap Value Fund
Schedule of Portfolio Investments	54
Statement of Assets and Liabilities	124
Statement of Operations	128
Statements of Changes in Net Assets	132-134
Financial Highlights	151-155
Victory Integrity Small/Mid-Cap Value Fund
Schedule of Portfolio Investments	58
Statement of Assets and Liabilities	125
Statement of Operations	129
Statements of Changes in Net Assets	135-137
Financial Highlights	156-158
Victory Munder Multi-Cap Fund
Schedule of Portfolio Investments	62
Statement of Assets and Liabilities	125
Statement of Operations	129
Statements of Changes in Net Assets	135-137
Financial Highlights	159-162
Victory S&P 500 Index Fund
Schedule of Portfolio Investments	65
Statement of Assets and Liabilities	125
Statement of Operations	129
Statements of Changes in Net Assets	135-137
Financial Highlights	163-165
Victory Munder Mid-Cap Core Growth Fund
Schedule of Portfolio Investments	77
Statement of Assets and Liabilities	126
Statement of Operations	130
Statements of Changes in Net Assets	138-140
Financial Highlights	166-170

Victory Portfolios

Table of Contents (continued)

Victory Munder Small Cap Growth Fund
Schedule of Portfolio Investments	80
Statement of Assets and Liabilities	126
Statement of Operations	130
Statements of Changes in Net Assets	138-140
Financial Highlights	171-173
Victory Trivalent Emerging Markets Small-Cap Fund
Schedule of Portfolio Investments	84
Statement of Assets and Liabilities	126
Statement of Operations	130
Statements of Changes in Net Assets	138-140
Financial Highlights	174-175
Victory Trivalent International Fund-Core Equity
Schedule of Portfolio Investments	92
Statement of Assets and Liabilities	127
Statement of Operations	131
Statements of Changes in Net Assets	141-143
Financial Highlights	176-180
Victory Trivalent International Small-Cap Fund
Schedule of Portfolio Investments	104
Statement of Assets and Liabilities	127
Statement of Operations	131
Statements of Changes in Net Assets	141-143
Financial Highlights	181-185
Victory INCORE Total Return Bond Fund
Schedule of Portfolio Investments	115
Statement of Assets and Liabilities	127
Statement of Operations	131
Statements of Changes in Net Assets	141-143
Financial Highlights	186-189
Notes to Financial Statements	190
Report of Independent Registered Public Accounting Firm	212
Supplemental Information
Trustee and Officer Information	214
Proxy Voting and Form N-Q Information	217
Expense Examples	217
Additional Federal Income Tax Information	221
Privacy Policy (inside back cover)

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

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Victory Funds Letter to Shareholders

Dear Shareholder,

The fiscal year ended June 30, 2018 has been a tale of two halves. Throughout the latter part of 2017, it was business as usual as the bull market marched on. But as we entered 2018, investors faced an old nemesis. Bouts of volatility, which had been seemingly absent for years, periodically roiled the market.

Despite the re-emergence of volatility, the performance of both the S&P 500 Index®1 and Nasdaq Composite2 have been impressive, rising approximately 14.37 and 22.23 percent, respectively, for the year ended June 30, 2018. Those are above-average returns from a historical perspective.

Sometimes it takes stepping back from all the dire news headlines in order to appreciate exactly why the bull market continues powering ahead. By virtually any metric, the domestic economy is healthy. This was punctuated in the most recent quarter with a growth rate of 4.1 percent, thanks largely to robust consumer spending and the impact of the recent corporate tax cut. Moreover, the labor picture continues to shine with consistent monthly job growth and an unemployment rate hovering around 4.0 percent. All this comes against a backdrop of low inflation. Is it any surprise, then, that more than 80 percent of S&P 500 companies have reported a positive earnings-per-share surprise for the most recent quarter, according to a July earnings scorecard.

Despite the reassuring economic statistics, why was market volatility elevated earlier this year? It may reflect of a shift in trade policy and increased risks associated with new (and proposed) tariffs on foreign goods. No one knows if these tariffs are simply negotiating tactics or if they will erupt into a prolonged trade war that undermines economic growth. On top of that uncertainty, the Federal Reserve has telegraphed its intentions to continue raising interest rates, but there remains the possibility that all this good economic news could prompt the Fed to increase the trajectory of its monetary tightening.

So while we embrace the solid economic fundamentals for now, all of Victory Capital's independent investment franchises still have plenty to ponder. Our professional investment managers constantly assess and reassess the macroeconomic environment to determine how it impacts their investment philosophies and individual fund holdings. Anticipating both headwinds and tailwinds, and then positioning correspondingly at various points of the economic cycle, is critical to long-term success.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President, Victory Funds

1The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. It is not possible to invest directly in an index.

2The Nasdaq Composite, represents the largest non-financial domestic and international issues listed on The Nasdaq Stock Market, and includes reinvestment of dividends. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. It is not possible to invest directly in an index.

Investing involves market risk, including the potential loss of principal. Past performance does not guarantee future performance results.

Victory Integrity Discovery Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Integrity Discovery Fund ("Fund") returned 15.76% (Class A Shares at net asset value) for the fiscal year ended June 30, 2018, underperforming the Russell MicroCap Value® Index ("Index"), which returned 20.69% during the period. The top performing sectors within the benchmark were Health Care, Telecommunication Services, and Energy while Utilities and Consumer Staples were the weakest performing sectors. Stock selection in Health Care and Energy detracted from Fund performance, while security selection in Industrials and Technology were positives. Sector weights were a negative on Fund performance relative to the Index. An underweight to biotechnology was the largest detractor. We do not own biotechnology companies as they do not meet our valuation criteria. The average biotechnology stock within the Index was up 63%. From a style perspective, the Fund holdings on average had higher earnings growth relative to the benchmark and this was a tailwind. Conversely, the Fund's larger average market capitalization detracted relative to the Index.

Stock selection in Health Care was hurt by not owning biotechnology as mentioned above. Capital Senior Living Corporation (CSU) was the most significant disappointment as higher health care claims and unusually high attrition have been headwinds. Addus HomeCare Corporation (ADUS) was a bright spot within health care as it continues to make progress on cost reductions and organic growth initiatives with the guidance of a new CEO.

Energy was a negative as the average Energy stock was up 31% and the Fund's energy holdings underperformed (up 22%). The Fund's weakest Energy performer was Sanchez Energy Corporation (SN). Slightly lower production guidance and rotation away from Energy companies with higher leverage were headwinds for Sanchez Energy. Pioneer Energy Services Corp. (PES) was a positive.

ArcBest Corporation (ARCB) and Spartan Motors, Inc. (SPAR) led the way within Industrials. ArcBest (ARCB) continued to show great operating leverage to a trucking industry that is exhibiting strong pricing and volume growth. The announcement of a sizeable contract award from the U.S. Postal Service for vans and truck bodies led to the sharp advance in Spartan Motors.

Victory Integrity Discovery Fund (continued)

The Fund's Technology performance was led by stock selection within semiconductors (up 24%), outgaining the average semiconductor holding which was up 9%. Robust fundamentals led to higher earnings guidance at Ichor Holdings, Ltd. (ICHR). Within communications equipment, Extreme Networks, Inc. (EXTR) and Calix, Inc. (CALX) were the most significant contributors. An accretive acquisition by Extreme Networks, Inc. (EXTR) that bolsters its networking business was well-received. Calix (CALX) was up 13% as investors are looking forward to longer-term revenue drivers, including a product roll-out with Verizon.

Outlook

We are entering a very interesting and complicated backdrop for the markets and the global economy with uncertainties from monetary policy, perceived cracks in the synchronized global growth story, and escalating global trade tensions. Additionally, the yield curve continues to flatten, credit spreads are moving higher and the dollar has strengthened. Lastly, emerging markets stocks are correcting and commodity prices have become more volatile. Since our last communication, we have become more conservative in our outlook. Previously, we believed that cooler heads would prevail in the global trade disputes, however, tariffs have been enacted or threatened to be enacted globally and markets are adjusting to these uncertainties. Companies from General Motors, Campbell Soup and Harley Davidson, to name a few, are starting to feel the effects of the trade wars.

We have begun to take some interest rate sensitivity out of the Fund due to Federal Reserve interest rate increases and the resulting flattening of the yield curve. That said, we are not quite at the point of capitulation in the more interest rate-sensitive groups. As the second quarter of 2018 progressed, we began to shift the Fund to a more neutral position as the trade tensions increased more than we had predicted and the yield curve continued to flatten. We decreased weights in financials, industrials, materials and semiconductors, while increasing weights in REITs and utilities. The Fund is still tilted towards a growing economy, however.

The contrarians in us would very much love to bet against the increasingly consensus view that we are heading for an all-out global trade war as corporate profits are solid, interest rates are still low, consumer spending is strong, the regulatory environment is pro-business and valuations are palatable in some sectors and industries. Unfortunately, the eventual outcome of the trade tensions are binary, and the markets have not completely discounted the impacts of a full-blown trade war. Hence, we are very cognizant that we are one tweet away from global tensions being alleviated or escalated. However, we fear some real damage has already been done from the rhetoric and the first round of tariffs. Bottom line, it may be a very volatile market in the months ahead, but hopefully cooler heads can prevail and markets can refocus on fundamentals.

Integrity Discovery Fund (continued)

Victory Integrity Discovery Fund (continued)

Average Annual Return

Year Ended June 30, 2018

	Class A		Class C		Class R	Class Y
Inception Date	12/26/96		3/31/97		7/29/04	12/26/96
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell Microcap® Value Index[1]
One Year	15.76%	9.11%	14.88%	13.88%	15.15%	16.08%	20.69%
Three Year	11.82%	9.63%	10.96%	10.96%	11.26%	12.10%	13.72%
Five Year	13.64%	12.30%	12.76%	12.76%	13.15%	13.92%	13.52%
Ten Year	12.48%	11.82%	11.63%	11.63%	12.10%	12.76%	10.71%
Since Inception	12.40%	12.09%	11.65%	11.65%	8.70%	12.67%	N/A
Expense Ratios
Gross	1.57%		2.38%		2.58%	1.40%
With Applicable Waivers	1.57%		2.38%		2.10%	1.40%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2017, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2018 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for Class R shares through October 31, 2018.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Integrity Discovery Fund — Growth of $10,000

1The Russell Microcap® Value Index is a capitalization-weighted index that measures the performance of the smallest 1,000 securities in the Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Integrity Mid-Cap Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Integrity Mid-Cap Value Fund ("Fund") returned 11.32% (Class A Shares at net asset value) for the fiscal year ended June 30, 2018, outperforming the Russell Midcap® Value Index ("Index"), which returned 7.60% during the period. The top performing sectors within the benchmark were Energy, Technology, and Materials, while Telecommunication Services and Health Care were the weakest performing sectors. The Fund's outperformance was in part attributable to stock selection in Financials, Industrials, and Consumer Discretionary. Stock selection in Health Care and Consumer Staples also contributed. Stock selection in Energy was the most significant detractor from Fund performance relative to the Index, while Utilities and Technology were minor negatives. Sector weights also helped as the Fund was overweight Technology, the best performing sector, and underweight Real Estate and Telecommunication Services, which lagged. From a style perspective, the Fund holdings on average had higher earnings growth relative to the benchmark and this was a tailwind. Conversely, the Fund's larger average market capitalization detracted relative to the Index.

Technology performance was fairly broad-based with a majority of industries contributing. Semiconductors were the largest positive thanks to Marvell Technology Group (MRVL) and Applied Materials (AMAT). Marvell Technology's stock price rose as it became current in filing accounting statements, announced the hiring of well-regarded CEO and CFO, and posted better-than-feared results. Applied Materials surpassed expectations and, we believe, is well positioned to benefit from several technology inflections in semiconductor and display manufacturing. Mentor Graphics (MENT) and PTC Inc. (PTC) led the way in software. Mentor Graphics agreed to be acquired for a premium, and PTC advanced as the company's transition to a subscription model is tracking ahead of expectations. We purchased Western Digital (WDC) on a pullback and results have been strong as storage fundamentals have become a tailwind.

The largest contributors in Financials were Ally Financial (ALLY), E*TRADE Financial Corp. (ETFC) and LPL Financial LLC (LPLA). Amidst much skepticism, Ally Financial produced results highlighted by improved margins, better expense control and stable credit quality. A pair of accretive acquisitions, along with improved asset gathering and retail trading activity

Victory Integrity Mid-Cap Value Fund (continued)

were key highlights for E*TRADE Financial Corporation (ETFC). LPL Financial was up 57% on news that it has benefited from higher short-term interest rates, share gains and the announcement of an accretive acquisition that should improve future growth.

Machinery, road & rail, and air freight & logistics stocks were amongst the best performers within Industrials. In machinery, Navistar (NAV) was the largest contributor due to solid earnings, a strengthening Class 8 truck market, new product introductions and improving market share. Outperformance in road & rail was led by Old Dominion Freight Line, Inc. (ODFL) as tightened industry capacity and pricing increases have accelerated revenue growth. Strong freight markets with higher free cash flow guidance aided XPO Logistics, Inc. (XPO). A weaker earnings outlook along with increased industry capacity weighed on Alaska Air Group (ALK).

Macy's was the top contributor within Consumer Discretionary. The company beat earnings and raised guidance as they benefitted from better demand, tight inventory control, and strategic initiatives. Buffalo Wild Wings, Inc. (BWLD) and movie theater operator Regal Entertainment Group, Class A (RGL) each benefited on news of agreements to be acquired. D.R. Horton, Inc. (DHI) was up 20% as demand for entry-level homes remained solid and the company should benefit from the corporate tax rate cut. Performance of broadcast media company TEGNA, Inc. (TGNA) was hurt due to weaker than expected advertising spend at the start of calendar year in 2018.

Stock selection in Health Care helped performance. Encompass Health Corporation (EHC) and Molina Healthcare, Inc.(MOH) were the top contributors within health care. Encompass Health outperformed on continued volume strength and improved growth from the move into home health. Molina Healthcare was strong as the company made progress toward their long term 1.5 – 2.0% margin target, and earnings were well above expectations for the first quarter of 2018. Medical supplies conglomerate Patterson Companies, Inc. (PDCO) detracted as the company badly missed earnings targets, downgraded guidance, and announced a CFO transition.

The Energy sector trailed for the period. HollyFrontier Corp. (HFC), Nabors Industries Ltd. (NBR), and U.S. Silica Holdings, Inc. (SLCA) were the largest detractors. Not owning some of the better performing energy companies also hurt. We bought HollyFrontier Corporation (HFC) late in the second quarter of 2018 and missed out on performance achieved earlier in the period. Nabors Industries lagged due to its leverage overhang, which management reduced after an equity raise. While we did not benefit from the dilution resulting from the equity raise, we are hoping Nabor's management now will turn its focus on improving the business. U.S. Silica underperformed as fracking sand pricing is not improving and the outlook for additional capacity is worsening. Delek US Holdings (DK) was a top performer. The refiner company has the largest percentage through put exposure to Permian-priced crudes. We believe the company should benefit with widening Texas' Permian oil differentials expected to continue through mid-2019.

Outlook

We are entering a very interesting and complicated backdrop for the markets and the global economy with uncertainties from monetary policy, perceived cracks in the synchronized global growth story, and escalating global trade tensions. Additionally, the yield curve continues to flatten, credit spreads are moving higher and the dollar has strengthened. Lastly, emerging markets stocks are correcting and commodity prices have become more volatile. Since our last communication, we have become more conservative in our outlook.

Victory Integrity Mid-Cap Value Fund (continued)

Previously, we believed that cooler heads would prevail in the global trade disputes, however, tariffs have been enacted or threatened to be enacted globally and markets are adjusting to these uncertainties. Companies from General Motors, Campbell Soup and Harley Davidson, to name a few, are starting to feel the effects of the trade wars.

We have begun to take some interest rate sensitivity out of the Fund due to Federal Reserve interest rate increases and the resulting flattening of the yield curve. That said, we are not quite at the point of capitulation in the more interest rate-sensitive groups. As the second quarter of 2018 progressed, we began to shift the Fund to a more neutral position as the trade tensions increased more than we had predicted and the yield curve continued to flatten. We decreased weights in financials, industrials, materials and semiconductors, while increasing weights in REITs and utilities. The Fund is still tilted towards a growing economy, however.

The contrarians in us would very much love to bet against the increasingly consensus view that we are heading for an all-out global trade war as corporate profits are solid, interest rates are still low, consumer spending is strong, the regulatory environment is pro-business and valuations are palatable in some sectors and industries. Unfortunately, the eventual outcome of the trade tensions are binary, and the markets have not completely discounted the impacts of a full-blown trade war. Hence, we are very cognizant that we are one tweet away from global tensions being alleviated or escalated. However, we fear some real damage has already been done from the rhetoric and the first round of tariffs. Bottom line, it may be a very volatile market in the months ahead, but hopefully cooler heads can prevail and markets can refocus on fundamentals.

Victory Integrity Mid-Cap Value Fund (continued)

Average Annual Return

Year Ended June 30, 2018

	Class A		Class R6	Class Y
INCEPTION DATE	7/1/11		12/14/15	7/1/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell Midcap® Value Index[1]
One Year	11.32%	4.94%	11.68%	11.58%	7.60%
Three Year	9.07%	6.93%	N/A	9.38%	8.80%
Five Year	10.90%	9.59%	N/A	11.20%	11.27%
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	11.31%	10.37%	14.89%	11.61%	N/A
Expense Ratios
Gross	1.94%		3.01%	1.18%
With Applicable Waivers	1.00%		0.60%	0.75%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's supplement dated June 1, 2018 to the prospectus dated November 1, 2017, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2018 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2019.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Integrity Mid-Cap Value Fund — Growth of $10,000

1The Russell Midcap® Value Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000® Index chosen for their value orientation. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Integrity Small-Cap Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

For the fiscal year ended June 30, 2018, the Integrity Small-Cap Value Fund ("Fund") returned 12.55% (Class A Shares at net asset value), underperforming the Russell 2000® Value Index ("Index"), which returned 13.10% for the period. The top performing sectors within the Index were Health Care, Energy, and Industrials, while Telecommunication Services was the weakest performing sectors. Relative to the Index, security selection in Energy, Utilities, and Materials led to the Fund's underperformance, while stock selection in Consumer Discretionary, Technology, and Industrials helped. Sector weights had a positive effect for the Fund relative to the Index, mainly due to an overweight to Industrials, which was up 17%, and underweights to Real Estate and Telecommunication Services. From a style perspective, the Fund holdings on average had higher earnings growth relative to the benchmark and this was a tailwind. Conversely, the Fund's larger average market capitalization detracted relative to the Index.

Weak stock selection in Energy included holdings in Ultra Petroleum (UPL), Smart Sand (SND), and Gulfport Energy Corp (GPOR), positions we sold during the period, as well as Nabors Industries Ltd. (NBR). Ultra Petroleum (UPL) released disappointing results on one of its horizontal wells. Weak quarterly results due to higher spending to increase capacity and the reality that Texas' in-basin Permian sand poses a real threat to its product has pressured Smart Sand (SND). Despite inventory levels below normal, gas prices collapsed in front of an anticipated wave of supply, which hampered Gulfport Energy Corp. Nabors Industries has lagged due to its leverage overhang, which management reduced after an equity raise. While we did not benefit from the dilution resulting from the equity raise, we are hoping Nabor's management now will turn its focus on improving the business. Oasis Petroleum Inc. (OAS) was a bright spot within Energy. Despite a recent acquisition in the Permian Basin, the company is still a primary sand producer in the Bakken, North Dakota region and is benefitting from investors looking for exposure outside of the Permian Basin.

In Materials, Summit Materials, Inc., Class A (SUM), Venator Materials PLC (VNTR), and U.S. Concrete (USCR) detracted from the Fund's performance. A sell-off post-earnings due to poor weather and an expected earnings shift towards the back half of the year hampered

Victory Integrity Small-Cap Value Fund (continued)

Summit Materials, and we exited the position in the second quarter of 2018. Continued concerns over a facility rebuild timeline and slowing price growth hurt the earnings visibility for U.K.-based chemical manufacturer Venator. We also sold this position in the second quarter of 2018. U.S. Concrete was affected by worse than anticipated weather in its largest markets (New York and Texas), which impacted quarterly results.

Security selection within Consumer Discretionary helped performance relative to the Index. Penn National Gaming, Inc. (PENN) outperformed as the company posted a better than expected second quarter of 2018 and increased guidance as the regional gaming market remains healthy. Home builder CalAtlantic Group, Inc. (CAA) and movie theater operator Regal Entertainment Group, Class A (RGL) agreed to be acquired. G-III Apparel (GIII) beat earnings estimates and raised guidance driven by strong sales across their major brands. Performance of broadcast media company TEGNA, Inc. (TGNA) was hurt due to weaker than expected advertising spend at the start of the calendar year in 2018.

The Fund's Technology holdings returned 16% and outgained the return of the average technology holding, which was up 6.5%. Semiconductors and Information Technology companies fueled the outperformance. Within semiconductors, a strong demand environment led to Entegris, Inc. (ENTG) exceeding earnings projections and improved guidance for the company. Improved capacity utilization and a new higher quality product mix resulted in better than expected gross margins for Diodes Incorporated (DIOD). Within Information Technology, CACI International Inc., Class A (CACI) beat earnings and raised guidance, buoyed by a book-to-bill greater than 1x (more orders received than billed) with future revenue expected to be at the same or better margins. Finisar Corp. (FNSR) and Ciena Corporation (CIEN) were both negatively impacted by a weak optical demand environment.

Solid security selection within Industrials and a sector overweight led to outperformance. Saia, Inc. (SAIA) and Swift Transportation Company, Class A (SWFT) led the way in road and rail transportation. Saia realized strong tonnage and price improvements, and a favorable progression for their northeast expansion also aided the company. Swift announced a merger with a large peer. The company also benefited from a tighter truckload market, which resulted in higher spot rates, and from the supply change disruptions caused by last year's hurricanes. Merger and acquisition takeout speculation boosted General Cable Corp. (BGC). Harsco Corporation (HSC) posted solid results highlighted by better execution and improved end markets. Solid quarterly results, increased missile defense budgets, heightened geopolitical risk, and improved investor sentiment due to the acquisition of a peer for a significant premium aided Aerojet Rocketdyne Holdings, Inc. (AJRD). Hawaiian Holdings, Inc. (HA) was the largest detractor from performance as the company's stock price fell on worries over pricing pressure that is expected to result from competitor United Airlines' announcement of additional flights to Hawaii.

Outlook

We are entering a very interesting and complicated backdrop for the markets and the global economy with uncertainties from monetary policy, perceived cracks in the synchronized global growth story, and escalating global trade tensions. Additionally, the yield curve continues to flatten, credit spreads are moving higher and the dollar has strengthened. Lastly, emerging markets stocks are correcting and commodity prices have become more volatile. Since our last communication, we have become more conservative in our outlook. Previously, we believed that cooler heads would prevail in the global trade disputes, however, tariffs have been enacted or threatened to be enacted globally and markets are adjusting to

Victory Integrity Small-Cap Value Fund (continued)

these uncertainties. Companies from General Motors, Campbell Soup and Harley Davidson, to name a few, are starting to feel the effects of the trade wars.

We have begun to take some interest rate sensitivity out of the Fund due to Federal Reserve interest rate increases and the resulting flattening of the yield curve. That said, we are not quite at the point of capitulation in the more interest rate-sensitive groups. As the second quarter of 2018 progressed, we began to shift the Fund to a more neutral position as the trade tensions increased more than we had predicted and the yield curve continued to flatten. We decreased weights in financials, industrials, materials and semiconductors, while increasing weights in REITs and utilities. The Fund is still tilted towards a growing economy, however.

The contrarians in us would very much love to bet against the increasingly consensus view that we are heading for an all-out global trade war as corporate profits are solid, interest rates are still low, consumer spending is strong, the regulatory environment is pro-business and valuations are palatable in some sectors and industries. Unfortunately, the eventual outcome of the trade tensions are binary, and the markets have not completely discounted the impacts of a full-blown trade war. Hence, we are very cognizant that we are one tweet away from global tensions being alleviated or escalated. However, we fear some real damage has already been done from the rhetoric and the first round of tariffs. Bottom line, it may be a very volatile market in the months ahead, but hopefully cooler heads can prevail and markets can refocus on fundamentals.

Victory Integrity Small-Cap Value Fund (continued)

Average Annual Return

Year Ended June 30, 2018

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	3/30/04		7/7/05		7/7/05	6/1/12	7/7/05
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Value Index[1]
One Year	12.55%	6.08%	11.86%	10.86%	12.29%	13.17%	13.01%	13.10%
Three Year	8.76%	6.63%	8.03%	8.03%	8.39%	9.34%	9.15%	11.22%
Five Year	10.68%	9.38%	9.91%	9.91%	10.41%	11.22%	11.05%	11.18%
Ten Year	11.69%	11.03%	10.96%	10.96%	11.46%	N/A	12.02%	9.88%
Since Inception	9.20%	8.75%	8.06%	8.06%	8.57%	15.26%	9.13%	N/A
Expense Ratios
Gross	1.52%		2.16%		2.06%	0.96%	1.15%
With Applicable Waivers	1.50%		2.16%		1.75%	0.96%	1.15%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2017, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2018 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for Class A and Class R shares through October 31, 2018.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Integrity Small-Cap Value Fund — Growth of $10,000

1The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Integrity Small/Mid-Cap Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Integrity Small/Mid-Cap Value Fund ("Fund") returned 12.16% (Class A Shares at net asset value) for the fiscal year ended June 30, 2018, outperforming the Russell 2500TM Value Index ("Index"), which returned 11.49% during the period. The top performing sectors within the benchmark were Energy, Materials, and Consumer Discretionary, while Telecommunication Services was the weakest performing sector. Industrials, Consumer Discretionary, and Financials were the top contributors to performance. Security selection in Consumer Staples and Health Care also helped Fund performance, while stock selection in Energy and Materials detracted. Sector weights were positive for the Fund relative to the Index, led by our underweights in Real Estate, Utilities, and Telecommunication Services and an overweight in Financials. From a style perspective, the Fund holdings on average had higher earnings growth relative to the benchmark and this was a tailwind. Conversely, the Fund's larger average market capitalization detracted relative to the Index.

Road & rail, air freight & logistics, electrical equipment, and machinery stocks were amongst the best performers within Industrials. Outperformance in road & rail was led by Old Dominion Freight Line, Inc. (ODFL) as tightened industry capacity and price increases have accelerated revenue growth. Strong freight markets and higher free cash flow guidance aided XPO Logistics, Inc. (XPO). Merger and acquisition takeout speculation boosted General Cable Corp. (BGC). Within machinery, Harsco Corporation (HSC) posted solid results highlighted by better execution and improved end markets. Limiting performance was ManpowerGroup, Inc. (MAN) and Knight-Swift Transportation Holdings Inc. Class A (KNX). ManpowerGroup, Inc. (MAN) fell as mixed guidance and uncertainty around the impact of the French corporate tax credit changes sparked a sell off. Concerns that truckload pricing and demand have already peaked pressured Knight-Swift Transportation Holdings Inc. Class A (KNX).

Macy's was the top contributor within Consumer Discretionary. The company beat earnings and raised guidance as they benefitted from better demand, tight inventory control, and strategic initiatives. Home builder CalAtlantic Group, Inc. (CAA) and Regal Entertainment Group, Class A (RGL) each benefited from agreements to be acquired. G-III Apparel (GIII)

Victory Integrity Small/Mid-Cap Value Fund (continued)

beat earnings estimates and raised guidance driven by strong sales across their major brands. Performance of broadcast media company TEGNA, Inc. (TGNA) was hurt due to weaker than expected advertising spend at the start of the calendar year in 2018.

The largest contributors to Fund performance on a relative basis in Financials were Ally Financial (ALLY), E*TRADE Financial Corp. (ETFC) and LPL Financial LLC (LPLA). Amidst much skepticism, Ally Financial produced results highlighted by improved margins, better expense control and stable credit quality. A pair of accretive acquisitions, along with improved asset gathering and retail trading activity were key highlights for E*TRADE. LPL Financial was up 57% on news that it has benefited from higher short-term interest rates, share gains and the announcement of an accretive acquisition that should improve future growth. The Fund's bank holding companies also outperformed. Earnings levers from continued expense initiatives and expanding margins, along with a favorable capital return profile, led to outperformance for Comerica Incorporated (CMA). Continued progress on improving returns and a favorable capital return profile helped Synovus Financial Corp. (SNV). Arch Capital Group Ltd. (ACGL) and MGIC Investment Corp. (MTG) were drags on Fund performance. Arch Capital was a victim of corporate tax reform as the tax advantage it previously had is no longer viable. MGIC Investment succumbed to deteriorating pricing which was evident across the entire mortgage insurance complex.

Stock selection in Health Care helped Fund performance. Encompass Health Corporation (EHC) and Molina Healthcare, Inc. (MOH) were the top contributors within Health Care. Encompass Health outperformed on continued volume strength and improved growth from the move into home health. Molina Healthcare was strong as the company made progress toward their long term 1.5 – 2.0% margin target and earnings were well above expectations for the first quarter of 2018. Medical supplies conglomerate Patterson Companies, Inc. (PDCO) detracted as the company badly missed earnings targets, downgraded guidance, and announced a CFO transition.

The Fund's positions in the Energy sector trailed materially for the period. Ultra Petroleum Corp. (UPL), HollyFrontier Corp. (HFC), and U.S. Silica Holdings, Inc. (SLCA) were the largest detractors. Ultra Petroleum released disappointing results on one of its horizontal wells and we exited the position in the second quarter of 2018. We bought HollyFrontier late in the second quarter of 2018 and missed out on performance achieved earlier in the period. U.S. Silica underperformed as fracking sand pricing is not improving and the outlook for additional capacity is worsening. Delek US Holdings (DK) was a top performer. The refiner company has the largest percentage through put exposure to Permian-priced crudes. We believe the company should benefit with widening Texas' Permian oil differentials expected to continue through mid-2019.

In Materials, Alcoa Corp. (AA), Summit Materials, Inc., Class A (SUM), and Venator Materials PLC (VNTR) detracted from Fund performance, and the Fund sold each of these positions in the second quarter of 2018. Alcoa suffered from volatility in aluminum and alumina prices due to the trade war rhetoric. While we like the fundamental backdrop, the volatility in the trade market has forced us to exit the position. A sell-off post-earnings due to poor weather and an expected earnings shift towards the back half of the year hampered Summit Materials. Continued concerns over a facility rebuild timeline and slowing price growth hurt the earnings visibility for U.K.-based chemical manufacturer Venator Materials. Westlake Chemical (WLK) was a bright spot as the company benefitted from the successful acquisition of Axiall in the improving chloralkali market. Also, polyethylene producers were able to raise prices in an already strong market due to the hurricanes reducing ethylene capacity.

Victory Integrity Small/Mid-Cap Value Fund (continued)

Outlook

We are entering a very interesting and complicated backdrop for the markets and the global economy with uncertainties from monetary policy, perceived cracks in the synchronized global growth story, and escalating global trade tensions. Additionally, the yield curve continues to flatten, credit spreads are moving higher and the dollar has strengthened. Lastly, emerging markets stocks are correcting and commodity prices have become more volatile. Since our last communication, we have become more conservative in our outlook. Previously, we believed that cooler heads would prevail in the global trade disputes, however, tariffs have been enacted or threatened to be enacted globally and markets are adjusting to these uncertainties. Companies from General Motors, Campbell Soup and Harley Davidson, to name a few, are starting to feel the effects of the trade wars.

We have begun to take some interest rate sensitivity out of the Fund due to Federal Reserve interest rate increases and the resulting flattening of the yield curve. That said, we are not quite at the point of capitulation in the more interest rate-sensitive groups. As the second quarter of 2018 progressed, we began to shift the Fund to a more neutral position as the trade tensions increased more than we had predicted and the yield curve continued to flatten. We decreased weights in financials, industrials, materials and semiconductors, while increasing weights in REITs and utilities. The Fund is still tilted towards a growing economy, however.

The contrarians in us would very much love to bet against the increasingly consensus view that we are heading for an all-out global trade war as corporate profits are solid, interest rates are still low, consumer spending is strong, the regulatory environment is pro-business and valuations are palatable in some sectors and industries. Unfortunately, the eventual outcome of the trade tensions are binary, and the markets have not completely discounted the impacts of a full-blown trade war. Hence, we are very cognizant that we are one tweet away from global tensions being alleviated or escalated. However, we fear some real damage has already been done from the rhetoric and the first round of tariffs. Bottom line, it may be a very volatile market in the months ahead, but hopefully cooler heads can prevail and markets can refocus on fundamentals.

Victory Integrity Small/Mid-Cap Value Fund (continued)

Average Annual Return

Year Ended June 30, 2018

	Class A		Class R6	Class Y
INCEPTION DATE	7/1/11		3/3/15	7/1/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 2500TM Value Index[1]
One Year	12.16%	5.70%	12.54%	12.51%	11.49%
Three Year	8.60%	6.48%	8.94%	8.90%	9.76%
Five Year	9.80%	8.51%	N/A	10.08%	10.78%
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	10.02%	9.09%	7.49%	10.29%	N/A
Expense Ratios
Gross	2.40%		1.96%	1.21%
With Applicable Waivers	1.13%		0.83%	0.88%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2017, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2018 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2018.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Integrity Small/Mid-Cap Value Fund — Growth of $10,000

1The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies (approximately 2500 of the smallest securities in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Munder Multi-Cap Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

For the fiscal year ended June 30, 2018, the Victory Munder Multi-Cap Fund ("Fund") delivered a total return of 13.37% (Class A Shares at net asset value), underperforming the Russell 3000® Growth Index ("Index"), which was up 14.78%. Style exposures (momentum and profitability) and sector allocation (underweight Utilities, Real Estate and Consumer Staples) positively impacted the Fund's relative performance, while industry positioning (Consumer Discretionary, Materials, Technology) and, to a lesser extent, stock selection were challenged.

The Fund generated excess return in six of 11 sectors, with Financials, Consumer Staples, Consumer Discretionary, and Industrials making the strongest contributions to relative performance. In Financials, we benefited from strong stock selection, with particular strength in our banking and insurance positions. In Consumer Staples, our holdings in Costco and Walmart drove our success, with both companies rebounding from Amazon fears as fundamentals remain strong on the back of a strong U.S. economy. In Consumer Discretionary, we generated strong excess returns despite poor industry positioning (auto and housing exposures), with notable strength in our off-price retail holdings, Burlington and Ross Stores. Finally, in Industrials, we had several big winners, but also benefited from avoiding General Electric's poor stock price performance, where fundamentals remain challenged and turnaround efforts, including asset sales and restructuring, have yet to yield tangible results.

Technology turned in the weakest relative performance over the last twelve months, but notably, returns were still up in the 20% range. Our overweight in hardware and underweight in software and services materially detracted from results. Health Care also detracted from returns, with returns negatively impacted by stock selection in pharmaceuticals and biotech, in which Johnson & Johnson and Celgene proved to be two of our weakest holdings.

Positively, stock price correlations remain relatively low, emblematic of the outsized idiosyncratic return opportunity we perceive in the market for skilled stock pickers looking to profit from company specific news and data. Indeed, correlations are now trending below the levels experienced during that last great stock picker's market in the mid-2000s, and this decline seems durable if macroeconomic conditions continue to normalize at the margin.

Victory Munder Multi-Cap Fund (continued)

Specifically, the Federal Reserve ending its zero interest rate monetary policy removes a key pillar of support for higher correlations (indiscriminate downward pressure on the cost of capital), while we also see potential for a stronger business cycle if regulation is relaxed (greater economic variability has historically created greater dispersion between winners and losers).

Victory Munder Multi-Cap Fund (continued)

Average Annual Return

Year Ended June 30, 2018

	Class A		Class C		Class R	Class Y
INCEPTION DATE	8/19/96		11/3/98		8/2/04	6/1/98
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	S&P 500® Index[1]	Russell 1000® Growth Index[2]	Russell 3000® Growth Index[3]
One Year	13.37%	6.85%	12.48%	11.48%	12.76%	13.81%	14.37%	22.51%	14.78%
Three Year	8.51%	6.39%	7.63%	7.63%	7.98%	8.94%	11.93%	14.98%	11.58%
Five Year	13.31%	11.97%	12.41%	12.41%	12.83%	13.70%	13.42%	16.36%	13.29%
Ten Year	11.44%	10.79%	10.58%	10.58%	11.07%	11.78%	10.17%	11.83%	10.23%
Since Inception	9.55%	9.25%	5.37%	5.37%	9.82%	6.93%	N/A	N/A	N/A
Expense Ratios
Gross	1.38%		2.21%		3.01%	1.01%
With Applicable Waivers	1.38%		2.21%		1.88%	1.01%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2017, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2018 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for Class R shares through October 31, 2018.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Munder Multi-Cap Fund — Growth of $10,000

1The S&P 500® Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The Russell 1000® Growth Index is a market capitalization-weighted index, meaning that the largest companies constitute the largest percentages in the index and will affect performance more than the smallest index members. It is not possible to invest directly in an index.

3The Russell 3000® Growth Index is an unmanaged Index that measures the performance of the 3,000 largest U.S-traded stocks, in which the underlying companies are all incorporated in the U.S. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory S&P 500 Index Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investment in high grade fixed-income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Victory S&P 500 Index Fund ("Fund") seeks to provide investment results that track the performance of the S&P 500 Index ("Index") before fees and expenses.

The Fund returned 13.73% (Class A Shares at net asset value) for the fiscal year ended June 30, 2018, underperforming the Index, which returned 14.37%, respectively. The difference in performance of the Fund and the Index was primarily due to the Fund's fees and expenses. The Index is not an investable product, therefore fees and expenses do not apply.

The Technology and Consumer Discretionary sectors, as well as the largest 10 stocks of the Index, contributed positively to the Fund's performance over the Fund's fiscal year relative to the Index.

An overweight to Industrials and Materials detracted from overall Fund performance relative to the Index, respectively.

Victory S&P 500 Index Fund (continued)

Average Annual Return

Year Ended June 30, 2018

	Class A		Class R	Class Y
INCEPTION DATE	12/9/92		7/29/04	12/1/91
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	S&P 500® Index[1]
One Year	13.73%	10.88%	13.31%	13.96%	14.37%
Three Year	11.30%	10.37%	10.82%	11.53%	11.93%
Five Year	12.74%	12.17%	12.29%	12.94%	13.42%
Ten Year	9.52%	9.24%	9.10%	9.70%	10.17%
Since Inception	8.97%	8.86%	7.92%	9.51%	N/A
Expense Ratios
Gross	0.58%		1.03%	0.40%
With Applicable Waivers	0.58%		1.03%	0.40%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2017, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.50% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory S&P 500 Index Fund — Growth of $10,000

1The S&P 500® Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Munder Mid-Cap Core Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

For the fiscal year ended June 30, 2018, the Victory Munder Mid-Cap Core Growth Fund ("Fund") delivered a total return of 12.08% (Class A Shares at net asset value), underperforming the Russell Midcap® Index (the "Core Index"), which was up 12.33%, and the Russell Midcap® Growth Index (the "Growth Index"), which increased 18.52%. Market trends were stable over this period, with investors having near insatiable demand for growth, and, perhaps more importantly, a systemic bias against inexpensive valuations. This inverse alignment between growth and value is somewhat out of the ordinary in our view, and has been a material headwind for the Fund as compared to the Growth Index as our valuation discipline actually detracted from results, despite overall portfolio growth metrics in-line with the benchmark. With valuation dispersion between the two indices at historically high levels, we believe it is only a matter of time before we see a reversion to the mean.

Health Care and Technology were the strongest sectors for the Fund with 20%+ returns, while our weakest sectors, including the Consumer Discretionary and Utilities segments, still generated low-single-digit positive returns. In addition to high absolute returns, Health Care also contributed the most to excess returns as good stock selection was broad-based. Medical device company Align Technology was a top-performer, with the company reporting a string of strong results/guidance, highlighted by robust case shipments of its Invisalign product. This contrasted sharply with Technology, where strong absolute returns did not translate into strong relative returns vs. the Indices. Specifically, the Fund was overexposed to weaker industries like hardware and equipment and underexposed to stronger ones like software and services. Relative returns in Consumer Discretionary were also below the indices. Industry positioning (overweight autos, casinos, cable/satellite) and stock selection were to blame. Our weakest position was L Brands, which has two leading retail brands, Victoria's Secret (roughly two thirds of revenues) and Bath & Body Works (one third). We sold our position after an unsuccessful and short holding period. Relative to the Core Index, we had strong relative results within Real Estate, with CBRE Group our top-performer as the company continues to see positive estimate revisions on healthy occupier outsourcing revenues and momentum in leasing.

Victory Munder Mid-Cap Core Growth Fund (continued)

Positively, stock price correlations remain relatively low, emblematic of the outsized idiosyncratic return opportunity we perceive in the market for skilled stock pickers looking to profit from company specific news and data. Indeed, correlations are now trending below the levels experienced during that last great stock picker's market in the mid-2000s, and this decline seems durable if macroeconomic conditions continue to normalize at the margin. Specifically, the Federal Reserve ending its zero interest rate monetary policy removes a key pillar of support for higher correlations (indiscriminate downward pressure on the cost of capital), while we also see potential for a stronger business cycle if regulation is relaxed (greater economic variability has historically created greater dispersion between winners and losers).

Victory Munder Mid-Cap Core Growth Fund (continued)

Average Annual Return

Year Ended June 30, 2018

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	6/30/00		7/14/00		7/29/04	6/1/12	6/24/98
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell Midcap® Index[1]	Russell Midcap® Growth Index[2]
One Year	12.08%	5.63%	11.28%	10.39%	11.79%	12.56%	12.38%	12.33%	18.52%
Three Year	6.53%	4.45%	5.80%	5.80%	6.25%	7.01%	6.81%	9.58%	10.73%
Five Year	10.21%	8.92%	9.44%	9.44%	9.93%	10.70%	10.50%	12.22%	13.37%
Ten Year	8.29%	7.65%	7.50%	7.50%	8.01%	N/A	8.56%	10.23%	10.45%
Since Inception	8.52%	8.16%	7.41%	7.41%	9.18%	13.52%	10.38%	N/A	N/A
Expense Ratios
Gross	1.31%		1.97%		1.64%	0.85%	1.04%
With Applicable Waivers	1.31%		1.97%		1.57%	0.85%	1.04%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2017, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2018 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for Class A and Class R shares through October 31, 2018.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Munder Mid-Cap Core Growth Fund — Growth of $10,000

1The Russell Midcap® Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The Russell Midcap® Growth Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Munder Small Cap Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

For the fiscal year ended June 30, 2018, the Victory Munder Small Cap Growth Fund ("Fund") delivered a total return of 24.73% (Class A Shares at net asset value), outperforming the Russell 2000® Growth Index ("Index"), which was up 21.86%. Energy, Telecommunication Services, Technology and Health Care delivered the strongest absolute returns for the Fund, while Consumer Staples and Materials were the only two sectors to post negative total returns over the trailing twelve months.

On a relative basis, stock selection drove our outperformance of the Index, with excess return generation in seven out of 11 sectors. Technology, Health Care and Energy contributed an outsized amount of the excess return. In Technology, good stock selection was broad-based but there was notable strength in our semiconductor and hardware names. ON Semiconductor was a top-performer with the company benefiting from strong demand across end markets. In Health Care, we benefited from good stock selection in health care technology, services and pharmaceuticals. Our success in Energy was driven by outsized returns in our E&P holdings, with our top-performer Lonestar Resources nearly doubling during that time.

In addition to posting the weakest absolute results, Consumer Staples and Materials also underperformed on a relative return basis, as did our Consumer Discretionary holdings. In Consumer Staples, stock selection was challenged with Spectrum Brands our biggest detractor. The company reported second fiscal quarter results below expectations, lowered fiscal year 2018 guidance, and announced the departure of its CEO. The company is facing serious challenges, but we believe that these are temporary (weather, EU exit) or self-inflicted (operating inefficiencies in Hardware & Home Improvement and Global Auto Care segments due to consolidation efforts) and ultimately fixable. In Materials, U.S. Concrete was our weakest position, with results negatively impacted by lingering weather disruptions, particularly in Texas and the Northeast. Going forward, weather disruptions should normalize and the company should benefit from a solid demand backdrop for construction, as Residential builds are still well below trend, Commercial building still seems far from peak, and Government stimulus is expected to be a boon. In Consumer Discretionary our results

Victory Munder Small Cap Growth Fund (continued)

were negatively impacted by our industry exposures, specifically our overweight's in auto, media and leisure products.

Positively, stock price correlations remain relatively low, emblematic of the outsized idiosyncratic return opportunity we perceive in the market for skilled stock pickers looking to profit from company specific news and data. Indeed, correlations are now trending below the levels experienced during that last great stock picker's market in the mid-2000s, and this decline seems durable if macroeconomic conditions continue to normalize at the margin. Specifically, the Federal Reserve ending its zero interest rate monetary policy removes a key pillar of support for higher correlations (indiscriminate downward pressure on the cost of capital), while we also see potential for a stronger business cycle if regulation is relaxed (greater economic variability has historically created greater dispersion between winners and losers).

Victory Munder Small Cap Growth Fund (continued)

Average Annual Return

Year Ended June 30, 2018

	Class A		Class I	Class Y
INCEPTION DATE	4/30/15		4/30/15	4/30/15
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 2000 Growth® Index[1]
One Year	24.73%	17.56%	24.94%	24.92%	21.86%
Three Year	9.89%	7.74%	10.15%	10.04%	10.60%
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	10.95%	8.89%	11.22%	11.12%	N/A
Expense Ratios
Gross	4.67%		1.37%	3.98%
With Applicable Waivers	1.40%		1.15%	1.25%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2017, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2018 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2018.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Munder Small Cap Growth Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Trivalent Emerging Markets Small-Cap Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

Market Environment

Despite selling off in the final quarter, Emerging Market Small-Cap Equities posted a solid return over the last twelve months. For the fiscal year ended June 30, 2018, the MSCI Emerging Markets Small Cap Index ("Index") rose 5.64%. The Victory Trivalent Emerging Markets Small-Cap Fund ("Fund") returned 13.12% (Class A Shares at net asset value), outperforming the Index.

There was a wide dispersion among country returns. Thinly-traded Egypt was the best performing country, rising 33.0% as economic reforms have restored investor confidence and policy makers appear to have implemented more accommodative policies. Chinese small caps were also among the top performers as China returned 15.5%, boosted by strong returns in the Real Estate and Information Technology sectors in particular. Taiwan was another relative outperformer, returning 16.6% on the back of strong domestic consumption driven by accelerating wage growth. Demand for electronics (Taiwan's main export) remained strong, helping Taiwan outperform the market. South Korea rose 9.5%, driven by strong performance in biotech and domestic consumption related sectors.

The Philippines was the worst performing country as it declined 23.6%, hurt by social unrest and President Duerte's threat to establish a revolutionary government. Poland dropped 20.9% as Poland's relationship with the European Union (EU) has been strained following the European Commission's challenges to changes to Poland's judicial system. Investors fear this conflict could negatively affect foreign investment. Mexico declined 11.0% as a lack of clarity on the future of NAFTA, coupled with higher inflation concerns to deflate equity prices. Despite strong returns in 2017 and a record high in early 2018, Indian equities declined 0.9% as foreign investors took profits amid fears of inflation.

Nine of the eleven sectors finished the year in positive territory. Health Care was the best performing sector, returning 21.0%, driven predominately by Asian biotech and life science services companies. Information Technology was also strong, returning 17.2%. At the other end of the spectrum, Telecommunication Services was the worst performer as it fell 13.2%, while Utilities declined 7.0%.

Victory Trivalent Emerging Markets Small-Cap Fund (continued)

Portfolio Review

Overall security selection was positive and accounted for all of the Fund's' outperformance of the Index. Excess returns were generated in two of the three regions and nine of the eleven sectors. Notable outperformance came from within Asia as well as the Consumer Discretionary, Materials, and Real Estate sectors. Within Consumer Discretionary, South Korean apparel manufacturer F&F Co. gained 208.1% as sales in their brands picked up momentum domestically and overseas. Another strong holding in the sector was Indian Auto parts manufacturer Sundram Fasteners, which gained 51.7% on rising domestic sales and higher sales mix of high margin products. Within the Materials sector, POSCO Chemtech, the Korean manufacturer of refractory materials, rallied 197.3% as supply/demand remained very tight for graphite electrodes and needle coke. Performance in Real Estate was boosted by a significant position in Logan Property Holdings. The Chinese real estate developer advanced 148.9% following continued strong demand for residential homes across Tier 2 and 3 cities.

On the downside, the Fund's performance in the Consumer Staples detracted from relative performance. Consumer Staples performance was negatively impacted by a position in Balrampur Chini Mills Ltd. The Indian agricultural firm declined 59.1% as the price of sugar fell due to an exceptionally large harvest. The considerable rise in sugar output over the past 6 months has resulted in companies selling sugar below their cost of production. Another poor performing holding was Greek jewelry retailer FF Group which declined 63.3% after reporting poor first quarter earnings and accounting concerns were raised by a short seller. Foster Electric was another top detractor during the period. The Japanese headphone and speaker manufacturer fell 42.8% after reporting weak earnings and forecasting a significant decline in the next year owing to heavy price competition in headphones for smartphones.

Market Outlook

Emerging market equities have been out of favor in recent months as currency weakness in several markets and tightening fiscal policy in the U.S. spurred the second quarter 2018 sell-off. Valuations are attractive, however, and many markets sit 10% or more below their five-year average earnings multiple. This valuation discount exists at a time when global growth is improving and corporate fundamentals appear strong. Geopolitical risks and protectionist rhetoric have proven to influence investor sentiment and will likely continue to impact markets in the near-term. Any easing in the trade war rhetoric or conciliatory measures from either the U.S. or China would likely be a near term catalyst for emerging market equity markets. Longer term, protectionist policies, if implemented, could have the beneficial impact of increasing domestic demand, an area where emerging small-cap equities have more exposure than emerging large-caps. While monetary policy that preserves currency stability could undermine economic growth, if implemented prudently it could provide support for several markets that have seen their currency depreciate significantly relative to the U.S. dollar and the Euro. A decline in the price of oil, currently hovering near a three-year high, may also provide relief for countries that import oil. We are confident that opportunities for relative outperformance remain robust, particularly in the broad small-cap space. We will maintain our portfolio construction guidelines on the belief that higher quality companies that exhibit attractive relative valuations combined with improving business momentum will outperform.

Victory Trivalent Emerging Markets Small-Cap Fund (continued)

Average Annual Return

Year Ended June 30, 2018

	Class A		Class Y
INCEPTION DATE	7/2/13		7/2/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	MSCI Emerging Markets Small- Cap Index[1]	S&P® Emerging Plus SmallCap Index[2]
One Year	13.12%	6.64%	13.38%	5.64%	8.71%
Three Year	7.24%	5.14%	7.50%	2.55%	3.99%
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	7.43%	6.16%	7.69%	N/A	N/A
Expense Ratios
Gross	4.49%		3.49%
With Applicable Waivers	1.76%		1.51%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2017, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2018 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2018.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Trivalent Emerging Markets Small-Cap Fund — Growth of $10,000

1The MSCI Emerging Markets Small Cap Index is designed to measure equity market performance of 21 emerging markets and targets approximately 14% of each market's free-float adjusted market capitalization. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the Fund may not match those in the index and performance of the Fund will differ. Direct investment in an index is not possible.

2The S&P® Emerging Plus SmallCap Index consists of the bottom 15% (based on market capitalization) of companies from each country represented in the S&P® Emerging BMI plus Korea. The S&P® Emerging BMI includes companies domiciled in 20 emerging markets countries with float-adjusted market capitalizations of at least US$100 million and annual trading liquidity of at least US$50 million. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Trivalent International Fund-Core Equity

Portfolio Holdings

As a Percentage of Total Investments

(a)  Amount represents less than .05% of investments.

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

Market Environment

International equity markets posted strong gains over the past twelve months on the back of strong corporate earnings and an improving global growth forecast. For the trailing year ending June 30 2018, the MSCI ACWI (All Country World) ex USA Index ("Index") rose 7.28% while the Victory Trivalent International Fund — Core Equity ("Fund") outperformed the Index, returning 7.74% (Class A Shares at net asset value), respectively.

There was wide dispersion among country returns, with emerging equities outperforming their developed peers. Peru, Norway and Russia posted the highest gains, up 30.7%, 28.5% and 27.4%, respectively. Japan, the largest weighted country in the Index, advanced 10.9% as the decisive victory of Prime Minister Shinzo Abe's Liberal Democratic Party in the country's parliamentary election ensures stability for continued pro-growth economic policies. On the downside, Turkey was among the worst performing countries in the Index, down 25.9% as the Turkish lira depreciated 23.1% vs. the U.S. dollar and GDP growth slowed while political uncertainty remained elevated. Mexico dropped 9.3% as a lack of clarity on the future of NAFTA, coupled with higher inflation concerns, weighed on investor sentiment.

Ten of the eleven economic sectors rose during the period. Energy stocks were the top performers, gaining 28.4% as oil prices increased 66%. Materials and Information Technology stocks also posted strong returns, up 16.4% and 15.9%, respectively. Telecommunication Services was the only sector in negative territory, down 5.8% during the period.

Portfolio Review

Overall security selection was positive and accounted for most of the Fund's outperformance of the Index. Excess returns were generated in four of six regions and nine of the eleven economic sectors. Stylistically, growth stocks outperformed value stocks by a wide margin. Notable outperformance was generated in the Energy, Consumer Staples and Financials sectors. Australian-listed Beach Energy and Canadian-listed Parex Resources gained 205.5% and 66.1%, respectively, after providing positive operational updates. The strong stock performance for both companies versus the price of oil reflects a catch-up trade as the

Victory Trivalent International Fund-Core Equity (continued)

market has become more comfortable that higher oil prices are sustainable. Within Consumer Staples, Dino Polska, one of the fastest grocery store chains in Poland, advanced 87.8% as the company continues to add new store and gain market share.

Security selection was weakest in the Information Technology sector and was largely impacted by two Asia Pacific holdings. Fujitsu Limited, the Japanese IT service company, fell 18.2% after quarterly earnings fell short of expectations due to slower telecommunications business and a delay in restructuring plans. Venture Corporation, the Singapore-based electronics service provider, fell 25.8% after quarterly results came in just shy of estimates. Nearly coincident with the report, Venture Corp.'s shares fell sharply from record high levels after one of its clients lowered growth expectations of a heated tobacco product. Foster Electric was another top detractor during the period. The Japanese headphone and speaker manufacturer fell 42.8% after reporting weak earnings and forecasting a significant decline in the next year owing to heavy price competition in headphones for smartphones.

Market Outlook

Escalating trade tensions between the United States and China, the world's two largest economies, have added a layer of uncertainty to the global growth outlook. It remains unclear whether each side is willing to withstand the economic costs associated with a prolonged trade conflict before negotiating a settlement. Geopolitical risks and protectionist rhetoric have proven to influence investor sentiment and may continue to impact markets in the near term. Despite the ongoing trade tensions, we believe financial conditions remain favorable across global markets. While the Eurozone's macroeconomic momentum has begun to fade and political risks have heightened, we believe corporate earnings growth remains robust. Within Japan, manufacturing and services Purchasing Manager Index accelerated in June as both indices remained above 50, representing economic expansion for the 22nd consecutive month. On the commodities front, we believe favorable supply/demand conditions continue to support rising oil prices. Improved fundamentals in the Energy sector may help support Canadian equities, although uncertainty surrounding the future of the NAFTA may be an ongoing risk facing the region. International equity valuations have dropped below their five-year historical average and continue to trade at a sizable discount relative to the U.S. market. We think opportunities for relative outperformance remain, particularly among the diverse and broad segment of international equities. We will maintain our portfolio construction guidelines and we remain confident that over the long run, high-quality companies with improving business momentum and attractive valuations may likely outperform the overall market.

Victory Trivalent International Fund-Core Equity (continued)

Average Annual Return

Year Ended June 30, 2018

	Class A		Class C		Class I	Class R6	Class Y
INCEPTION DATE	8/16/07		8/16/07		8/16/07	3/3/15	8/16/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI ACWI ex USA Index (Net Dividends)[1]
One Year	7.74%	1.55%	6.81%	5.81%	8.07%	8.14%	8.01%	7.28%
Three Year	4.71%	2.65%	3.87%	3.87%	5.11%	5.18%	4.98%	5.07%
Five Year	6.99%	5.74%	6.18%	6.18%	7.45%	N/A	7.24%	5.99%
Ten Year	1.52%	0.92%	0.71%	0.71%	2.00%	N/A	1.76%	2.54%
Since Inception	0.78%	0.23%	–0.01%	–0.01%	1.26%	5.07%	1.02%	N/A
Expense Ratios
Gross	2.29%		2.99%		6.50%	2.46%	1.60%
With Applicable Waivers	0.97%		1.72%		0.62%	0.57%	0.72%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's supplement dated June 1, 2018 to the prospectus dated November 1, 2017, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2018 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2019.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Trivalent International Fund-Core Equity — Growth of $10,000

1The MSCI ACWI ex USA Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 44 country indices comprising 23 developed and 21 emerging market county indices. The index is unmanaged and its results include reinvested dividends and/or distributions, but do no reflect the effect of sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Trivalent International Small-Cap Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

Market Environment

International small-cap equity markets posted strong gains over the past twelve months on the back of strong corporate earnings and an improving global growth forecast. For the trailing year ending June 30 2018, the S&P® Developed ex-U.S. SmallCap Index ("Index") rose 11.43% while the Victory Trivalent International Small-Cap Fund ("Fund") outperformed the benchmark Index, returning 14.14% (Class A Shares at net asset value), respectively. There was wide dispersion among country returns with most countries finishing in positive territory. Austria and Denmark posted the highest gains, up 27.8% and 27.1% respectively. Japan, the largest weighted country in the Index, advanced 15.4% as Prime Minister, Shinzo Abe's Liberal Democratic Party's decisive victory in the country's parliamentary election ensures stability for continued pro-growth economic policies. On the downside, Hong Kong and Singapore fell 6.0% and 2.3%, respectively, amid the escalating trade dispute between China and the United States.

All eleven economic sectors rose during the period. Health Care was the strongest sector, gaining 22.8%, followed by Information Technology (22.2%). Energy stocks advanced 17.1% driven by a 66% increase in the price of oil. Financial stocks were the relative underperformers, up 5.7% during the period.

Portfolio Review

Overall security selection was positive and accounted for most of the Fund's outperformance. Excess returns were generated in four of five regions and ten of the eleven economic sectors. Stylistically, growth stocks outperformed value stocks by a wide margin. Notable outperformance was generated in the Energy, Industrials and Real Estate sectors. Australian-listed Beach Energy and Canadian-listed Tamarack Valley Energy gained 205.5% and 104.1%, respectively after providing positive operational updates. The strong stock performance for both companies versus the oil price reflects a catch-up trade as the market has become more comfortable that higher oil prices are sustainable. Within Industrials, Japanese staffing

Victory Trivalent International Small-Cap Fund (continued)

company UT Group rose 133.2% as results confirmed continued benefits from robust demand versus constrained supply for skilled labor in Japan.

On the downside, two of the top detractors from Fund performance were Information Technology holdings. Hong Kong listed Tondga Group, the smartphone casing company, fell 27.9% after warning first half results would come in below plan. Company management cited delays in new model launches from key Chinese clients. Dialog Semiconductor, the German supplier of power management chips to Apple, fell 47.3% after a Nikkei report suggested the company's products will be designed out in 2018. Following the article, the company said its business relationship with Apple was unchanged but acknowledged Apple's internal design capabilities as a potential long term threat. Foster Electric was another top detractor during the period. The Japanese headphone and speaker manufacturer fell 42.8% after reporting weak earnings and forecasting a significant decline in the next year owing to heavy price competition in headphones for smartphones.

Market Outlook

Escalating trade tensions between the United States and China, the world's two largest economies, have added a layer of uncertainty to the global growth outlook. It remains unclear whether each side is willing to withstand the economic costs associated with a prolonged trade conflict before negotiating a settlement. Geopolitical risks and protectionist rhetoric have proven to influence investor sentiment and may continue to impact markets in the near term. Despite the ongoing trade tensions, we believe financial conditions remain favorable across global markets. While the Eurozone's macroeconomic momentum has begun to fade and political risks have heightened, we believe corporate earnings growth remains robust. Within Japan, manufacturing and services Purchasing Manager Index accelerated in June as both indices remained above 50, representing economic expansion for the 22nd consecutive month. On the commodities front, we believe favorable supply/demand conditions continue to support rising oil prices. Improved fundamentals in the Energy sector may help support Canadian equities, although uncertainty surrounding the future of the NAFTA may be an ongoing risk facing the region. International equity valuations have dropped below their five-year historical average and continue to trade at a sizable discount relative to the U.S. market. We think opportunities for relative outperformance remain, particularly among the diverse and broad segment of international equities. We will maintain our portfolio construction guidelines and we remain confident that over the long run, high-quality companies with improving business momentum and attractive valuations may likely outperform the overall market.

Victory Trivalent International Small-Cap Fund (continued)

Average Annual Return

Year Ended June 30, 2018

	Class A		Class C		Class I	Class R6	Class Y
INCEPTION DATE	8/17/07		8/17/07		8/17/07	6/1/12	8/17/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	S&P® Developed ex-U.S. SmallCap Index[1]
One Year	14.14%	7.54%	13.28%	12.28%	14.60%	14.49%	14.45%	11.43%
Three Year	8.57%	6.45%	7.74%	7.74%	8.99%	8.84%	8.84%	9.31%
Five Year	11.91%	10.59%	11.07%	11.07%	12.35%	12.20%	12.20%	10.80%
Ten Year	6.59%	5.96%	5.79%	5.79%	7.05%	N/A	6.85%	6.12%
Since Inception	4.73%	4.16%	3.94%	3.94%	5.20%	15.50%	4.98%	N/A
Expense Ratios
Gross	1.53%		2.48%		1.17%	1.17%	1.33%
With Applicable Waivers	1.36%		2.11%		0.96%	1.11%	1.11%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2017, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2018 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2018.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Trivalent International Small-Cap Fund — Growth of $10,000

1The S&P® Developed ex-U.S. SmallCap Index consists of the stocks representing the lowest 15% of float-adjusted market capitalization in each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of companies from 26 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading value of at least US$50 million. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory INCORE Total Return Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

Economic Summary

With nearly one and a half years of the Trump administration in the books, investors may have become more accustomed to the bold and unconventional communication style of President Trump, yet his delivery has heightened uncertainty and hence, volatility. Over the past year, political battles over the budget, tax reform, financial deregulation and health care reform have all been tense, yet have resulted in some level of compromise in the end. More recently, verbal exchanges regarding trade agreements between the U.S., China, and major European economies, as well as Canada and Mexico, escalated in the first half of 2018 as President Trump ratcheted up the pressure to level the playing field on trade terms or face stiff tariffs on goods coming into the U.S. President Trump's apparent willingness to go to the mat on this issue injects potential risk to the economic outlook and yet, to date, does not appear to be impeding business activity. Interestingly, as we head into the third quarter of 2018, the talk may turn into action as we are now at the tariff implementation phase, so stay tuned.

Risk assets were a mixed bag over the trailing twelve-month time period. Domestic equity markets posted positive returns while fixed income returns were negative given the move higher in interest rates and the widening of credit spreads. Trade war concerns, geopolitical tension (North Korea, Iran), and outright political risk (Italy) weighed on fixed income investors' minds. Leaders around the world fueled investors' uneasiness as they dug in their heels and ramped up the retaliatory rhetoric in defense of their own political/national interests. Add to this a strengthening dollar, higher U.S. interest rates, and a more hawkish tilt from the Federal Reserve Bank (the "Fed"), all of which contributed to emerging market weakness and volatility. We believe the low level of volatility the financial markets experienced in 2017 is likely behind us, and the bumpiness experienced in the first half of 2018 may well be with us for the foreseeable future.

The current economic expansion is now the second longest in U.S. history and appears to have plenty of gas in the tank. The pace of year-on-year gross domestic product ("GDP")

Victory INCORE Total Return Bond Fund (continued)

growth has steadily improved over the last twelve months on the heels of continued strength in personal consumption. Labor markets are healthy, with the unemployment rate near a two-decade low monthly average job creation so far in 2018 is above 200,000, and job openings are at an all-time high according to the April Job Openings and Labor Turnover Survey. Furthermore, the manufacturing Purchasing Managers Index is near a multiyear high, and the pace of job growth in this sector over the past year has been impressive relative to the past couple of decades. With retail sales perking up in the second quarter, consumer confidence near cycle highs and the robust job market, consumption appears likely to remain supportive of growth in the coming quarters. Furthermore, the passage of tax reform in late 2017 may stimulate stronger business fixed investment, potentially balancing out what has been a consumer-lead recovery and possibly extending the runway of the current cycle.

Historically speaking, policy errors or external shocks generally are to blame for the demise of an economic expansion. The present tug-of-war between fiscal and monetary policy is in full force as tax reform and a less regulated business environment work to stimulate growth while the Fed simultaneously continues to reduce monetary stimulus. As such, the conversation has now turned to if/when a Fed policy error will be the catalyst for ending the current expansion. The Fed recently raised rates for the second time this year, the seventh time in this cycle, bringing the target range up to 1.75% – 2.00%. Additionally, the Fed's median rate forecast for 2018 moved up to a total of four rate hikes and moved higher in 2019 as well. With both headline and core Personal Consumption Expenditure Inflation currently above the Fed's 2018 forecast, unemployment at 4% and the economy continuing to grow solidly, the Fed's near-term rate forecast appears reasonable. Questions surrounding the appropriate pace of rate increases, the ambiguous level of the so-called "neutral" rate, the simultaneous reduction in the Fed's balance sheet and the crowding-out effect of increased Treasury issuance are all legitimate concerns policy makers are working through. Furthermore, Fed members identified risk factors relating to trade tensions, emerging market weakness, the political situation in Europe, and the potential for an inverted yield curve in their most recent meeting minutes, all of which could impact their growth outlook and future policy path.

Market Summary and Fund Attribution

The Victory INCORE Total Return Bond Fund ("Fund") returned -0.49% (Class A Shares at net asset value), underperforming its benchmark Bloomberg Barclays U.S. Aggregate Bond Index ("Index"), which returned -0.40%, respectively, for the fiscal year ended June 30, 2018.

Higher interest rates, wider credit spreads, and a flatter yield curve all made for a challenging environment for fixed income investors over the trailing year. During this period, interest rates traded in a wide range; for example, the 10-year Treasury hit a low yield of 2.04% in the third quarter of 2017, peaked at 3.11% in the second quarter of 2018 and ended the quarter at 2.86%. Over the same time, short-term rates continued to grind higher on the heels of additional Fed increases, resulting in yields increasing over 100 basis points in 1-year to 3-year maturities. The result was a much flatter yield curve as the spread differential between two-year notes and 10-year notes narrowed to 33 basis points (0.33%), declining from a twelve month high of 99 basis points (0.99%). This yield relationship between 1-year and 3-year yields is now at its lowest point since 2007, just prior to the financial crisis. When all was said and done, the Index generated a total return of -0.40% for the trailing one-year time period.

Victory INCORE Total Return Bond Fund (continued)

Within the Index, investment grade corporate bonds marginally outperformed Treasuries on an excess returns basis, led by financial and industrial issuers. While fundamentals in this sector remain stable, M&A-fueled issuance and the risk-off tone in investment grade credit markets drove spreads wider. In sharp contrast, high yield credit posted positive absolute and excess returns for the trailing year, not uncommon in a rising rate environment given the additional yield that can offset the negative impact of higher rates. All three primary securitized sectors (mortgage-backed, commercial mortgage-backed, and asset-backed securities) generated positive excess returns, most notably commercial mortgage-backed securities at 1.05%.

From a Fund performance attribution perspective, sector allocation was the largest positive contributor to performance relative to the Index, led by the Fund's overweight position in Industrials and underweight position in U.S. Treasuries. Additionally, the overweight allocation to agency mortgage-backed securities was additive while the overweight position in asset-backed securities detracted from performance. Security selection was positive in the Industrials, Utilities and Treasury sectors, but was offset somewhat by a negative selection effect in Mortgages and Financials. Duration and yield curve positioning were also additive to relative performance.

During the period, the Fund used both long and short positions in U.S. Treasury futures and U.S. Federal Funds Futures, as well as credit default swaps. The Fund entered into these transactions to more efficiently manage the Fund's total portfolio risks, in terms of duration, curve exposure and credit quality, which would be more costly and restrictive to manage by investing directly in a selection of cash bonds or ETFs. The derivatives strategy with regards to futures contributed -12 basis points to overall performance while the credit default swap strategy contributed approximately +36 basis points for the 12 months ended June 30, 2018.

Victory INCORE Total Return Bond Fund (continued)

Average Annual Return

Year Ended June 30, 2018

	Class A		Class C		Class R6	Class Y
INCEPTION DATE	12/9/92		3/25/96		3/3/15	12/1/91
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Aggregate Bond Index[1]
One Year	–0.49%	–2.43%	–1.12%	–2.09%	–0.12%	–0.13%	–0.40%
Three Year	1.26%	0.58%	0.51%	0.51%	1.55%	1.53%	1.72%
Five Year	2.10%	1.69%	1.34%	1.34%	N/A	2.36%	2.27%
Ten Year	3.68%	3.47%	2.90%	2.90%	N/A	3.94%	3.72%
Since Inception	4.70%	4.61%	3.63%	3.63%	1.04%	4.92%	N/A
Expense Ratios
Gross	1.07%		1.61%		0.91%	0.62%
With Applicable Waivers	0.85%		1.60%		0.58%	0.60%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2017, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2018 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2018.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory INCORE Total Return Bond Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgagebacked securities (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities and commercial mortgage-backed securities. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.3%)
Banks (23.5%):
Atlantic Capital Bancshares, Inc. (a)	51,200	$1,006
Banc of California, Inc. (b)	48,300	944
Bridge Bancorp, Inc.	37,700	1,355
FB Financial Corp.	28,740	1,170
Financial Institutions, Inc.	28,700	944
First BanCorp	24,600	1,006
First Bank Williamstown NJ	47,200	656
First Foundation, Inc. (a)	68,900	1,277
First Internet Bancorp	32,650	1,113
Franklin Financial Network, Inc. (a) (b)	35,250	1,325
German American BanCorp	44,500	1,595
Green Bancorp, Inc. (b)	37,600	812
Guaranty Bancorp	43,900	1,308
HarborOne BanCorp, Inc. (a) (b)	55,000	1,042
Heritage Commerce Corp.	76,319	1,297
Heritage Financial Corp. (b)	50,700	1,768
Hometrust Bancshares, Inc. (a)	59,135	1,665
Howard BanCorp, Inc. (a)	59,500	1,071
Independent Bank Corp.	67,460	1,721
Mercantile Bank Corp.	46,090	1,704
Northeast BanCorp	34,000	741
Origin BanCorp, Inc. (b)	32,436	1,328
Peoples BanCorp, Inc.	39,040	1,475
People's Utah Bancorp	27,498	982
SB One BanCorp	32,100	953
Smartfinancial, Inc. (a)	38,600	994
Southern National BanCorp of Virginia, Inc. (b)	84,000	1,499
Trico Bancshares	44,650	1,672
Univest Corp. of Pennsylvania	55,105	1,515
Washington Trust BanCorp, Inc.	26,100	1,516
		37,454
Capital Markets (1.9%):
Cowen Group, Inc., Class A (a) (b)	92,600	1,282
Diamond Hill Investment Group, Inc. (b)	4,732	920
Ladenburg Thalmann Financial Services, Inc.	254,000	864
		3,066
Consumer Discretionary (14.7%):
Carrols Restaurant Group, Inc. (a) (b)	152,736	2,268
Century Communities, Inc. (a)	47,670	1,504
Entravision Communications Corp., Class A	111,535	558
Gray Television, Inc. (a)	120,536	1,904
K12, Inc. (a)	78,900	1,292
Kirkland's, Inc. (a)	97,023	1,129
M/I Homes, Inc. (a)	47,337	1,253
Malibu Boats, Inc., Class A (a)	41,887	1,757
Marcus Corp.	52,275	1,699

See notes to financial statements.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
MarineMax, Inc. (a) (b)	63,365	$1,201
Modine Manufacturing Co. (a)	71,150	1,298
Motorcar Parts of America, Inc. (a) (b)	62,800	1,175
Nautilus, Inc. (a)	71,200	1,118
Ruth's Hospitality Group, Inc. (b)	64,147	1,799
Spartan Motors, Inc.	86,700	1,310
The Buckle, Inc. (b)	34,956	940
Tower International, Inc.	39,500	1,256
		23,461
Consumer Finance (0.9%):
Ezcorp, Inc. (a)	115,300	1,389
Energy (6.0%):
Earthstone Energy, Inc., Class A (a)	145,823	1,291
Lilis Energy, Inc. (a) (b)	203,350	1,057
Natural Gas Services Group, Inc. (a)	52,493	1,239
Newpark Resources, Inc. (a) (b)	163,035	1,769
Pioneer Energy Services Corp. (a)	239,342	1,400
Ring Energy, Inc. (a)	93,880	1,185
Sanchez Energy Corp. (a) (b)	235,032	1,062
Solaris Oilfield Infrastructure, Inc., Class A (a) (b)	37,914	542
		9,545
Health Care (5.6%):
Addus HomeCare Corp. (a)	46,207	2,645
Capital Senior Living Corp. (a)	94,753	1,011
Invacare Corp. (b)	76,408	1,422
Orthofix International NV (a) (b)	25,815	1,467
RTI Surgical, Inc. (a)	221,600	1,019
US Physical Therapy, Inc.	14,739	1,415
		8,979
Industrials (15.4%):
Columbus McKinnon Corp.	37,635	1,632
Covenant Transport Group, Inc., Class A (a)	61,438	1,935
CRA International, Inc.	16,400	835
CSW Industrials, Inc. (a)	19,400	1,025
Daseke, Inc. (a)	96,066	954
Ducommon, Inc. (a)	51,565	1,707
DXP Enterprise, Inc. (a)	36,800	1,405
Eagle Bulk Shipping, Inc. (a) (b)	186,000	1,012
Echo Global Logistics, Inc. (a) (b)	40,379	1,181
Engility Holdings, Inc. (a)	38,000	1,164
Foundation Building Materials, Inc. (a)	76,600	1,178
Global Brass & Copper Holdings, Inc.	26,207	822
Great Lakes Dredge & Dock Corp. (a)	194,500	1,021
Kelly Services, Inc., Class A	60,763	1,364
MYR Group, Inc. (a)	28,800	1,021
NN, Inc.	43,650	825
Orion Group Holdings, Inc. (a)	137,000	1,132
Park-Ohio Holdings Corp.	23,100	862

See notes to financial statements.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SP Plus Corp. (a)	22,845	$850
Team, Inc. (a) (b)	66,400	1,534
Titan International, Inc.	108,585	1,165
		24,624
Information Technology (8.7%):
Applied Optoelectronics, Inc. (a) (b)	17,851	802
Calix Networks, Inc. (a)	207,081	1,615
Cohu, Inc.	49,847	1,222
Control4 Corp. (a)	42,316	1,028
Digi International, Inc. (a)	86,547	1,142
FormFactor, Inc. (a)	86,017	1,144
Harmonic, Inc. (a) (b)	203,420	865
I3 Verticals, Inc. (a) (b)	39,657	604
Ichor Holdings Ltd. (a) (b)	27,288	579
Lattice Semiconductor Corp. (a)	136,040	892
Nanometrics, Inc. (a) (b)	26,530	939
Neophotonics Corp. (a) (b)	196,917	1,227
Rudolph Technologies, Inc. (a)	30,599	906
ScanSource, Inc. (a)	20,937	844
		13,809
Insurance (1.3%):
HCI Group, Inc. (b)	26,300	1,093
Heritage Insurance Holdings, Inc.	56,000	934
		2,027
Materials (2.9%):
Haynes International, Inc.	35,155	1,292
Ryerson Holding Corp. (a)	78,700	878
Schnitzer Steel Industries, Inc.	47,000	1,583
SunCoke Energy, Inc. (a)	63,900	856
		4,609
Real Estate (7.9%):
Bluerock Residential Growth REIT, Inc. (b)	113,235	1,010
Cedar Realty Trust, Inc.	302,500	1,428
City Office REIT, Inc.	63,800	819
Community Healthcare Trust, Inc.	38,900	1,162
Independence Realty Trust, Inc.	124,000	1,278
MedEquities Realty Trust, Inc.	108,900	1,200
NexPoint Residential Trust, Inc.	68,509	1,948
Tier REIT, Inc.	42,200	1,004
Umh Properties, Inc.	82,900	1,273
Urstadt Biddle Properties, Inc., Class A	62,300	1,410
		12,532
Thrifts & Mortgage Finance (7.5%):
Bridgewater Bancshares, Inc. (a)	78,550	999
First Defiance Financial Corp.	18,300	1,227
Home BanCorp, Inc.	28,774	1,339
Homestreet, Inc. (a)	45,261	1,220

See notes to financial statements.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Nmi Holdings, Inc. (a)	75,491	$1,231
PCSB Financial Corp.	68,644	1,364
Territorial BanCorp, Inc. (b)	36,800	1,141
United Community Financial Corp.	147,122	1,617
United Financial Bancorp, Inc.	99,020	1,736
		11,874
Total Common Stocks (Cost $118,440)		153,369
Collateral for Securities Loaned (15.1%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.06% (c)	3,168,446	3,168
Fidelity Investments Prime Money Market Portfolio, Class I, 2.07% (c)	2,880,510	2,881
Fidelity Investments Money Market Government Portfolio, Class I, 1.81% (c)	6,514,035	6,514
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.16% (c)	1,440,085	1,440
JPMorgan Prime Money Market Fund, Capital Class, 2.05% (c)	7,488,235	7,488
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.12% (c)	2,592,153	2,592
Total Collateral for Securities Loaned (Cost $24,083)		24,083
Total Investments (Cost $142,523) — 111.4%		177,452
Liabilities in excess of other assets — (11.4)%		(18,197)
NET ASSETS — 100.0%		$159,255

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2018.

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.9%)
Consumer Discretionary (11.2%):
Aramark (a)	15,488	$574
Brunswick Corp.	8,614	555
Caesars Entertainment Corp. (b)	42,409	454
Cinemark Holdings, Inc.	14,703	516
D.R. Horton, Inc.	9,883	405
Kohl's Corp.	10,090	735
Macy's, Inc.	15,360	575
Michael Kors Holdings Ltd. (b)	9,284	618
Newell Brands, Inc.	22,022	568
PVH Corp.	3,151	472
Royal Caribbean Cruises Ltd.	6,241	646
TEGNA, Inc.	68,385	742
Wyndham Hotels & Resorts, Inc.	8,493	500
Wyndham Worldwide Corp. (a)	11,134	493
		7,853
Consumer Staples (4.7%):
Constellation Brands, Inc., Class A	2,801	613
Lamb Weston Holdings, Inc.	12,044	825
Pinnacle Foods, Inc.	8,303	540
The Kroger Co.	26,140	744
US Foods Holding Corp. (b)	15,491	586
		3,308
Energy (8.8%):
Delek US Holdings, Inc.	13,667	686
Diamondback Energy, Inc.	5,134	675
Hess Corp.	8,075	540
HollyFrontier Corp.	6,841	468
Marathon Oil Corp.	34,364	718
National Oilwell Varco, Inc.	12,800	556
Noble Energy, Inc.	20,138	711
Parsley Energy, Inc., Class A (b)	21,454	650
Pioneer Natural Resources Co.	3,226	610
WPX Energy, Inc. (b)	37,500	676
		6,290
Financials (18.0%):
Ally Financial, Inc.	34,358	903
American Financial Group, Inc.	7,656	822
Arthur J. Gallagher & Co.	11,999	783
Aspen Insurance Holdings Ltd.	8,787	358
E*TRADE Financial Corp. (b)	11,984	733
FNB Corp.	38,604	518
FNF Group	16,502	621
Hanover Insurance Group, Inc.	4,529	541
Huntington Bancshares, Inc.	53,286	787
Lincoln National Corp.	11,472	714
LPL Financial Holdings, Inc.	7,839	514

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
PacWest Bancorp	17,970	$888
Raymond James Financial, Inc.	7,564	676
SunTrust Banks, Inc.	15,328	1,011
Synovus Financial Corp.	13,361	706
The Allstate Corp.	7,708	704
Voya Financial, Inc.	16,453	773
Zions BanCorp	14,776	779
		12,831
Health Care (7.2%):
Cardinal Health, Inc.	10,857	530
Encompass Health Corp.	10,812	732
Hill-Rom Holdings, Inc.	8,977	784
Laboratory Corp. of America Holdings (b)	4,703	844
Molina Healthcare, Inc. (b)	6,112	599
Perrigo Co. PLC	11,825	862
Zimmer Biomet Holdings, Inc.	6,678	744
		5,095
Industrials (11.9%):
EMCOR Group, Inc.	5,952	453
Huntington Ingalls Industries, Inc. (a)	2,764	599
ITT, Inc.	12,234	639
Kansas City Southern	5,553	589
Kirby Corp. (b)	5,072	424
Knight-Swift Transportation Holdings, Inc.	12,201	466
L3 Technologies, Inc.	4,905	943
Navistar International Corp. (b)	12,950	527
Old Dominion Freight Line, Inc.	3,856	574
Oshkosh Corp.	5,906	415
Owens Corning, Inc.	8,823	559
Spirit Aerosystems Holdings, Inc., Class A	5,896	507
Stanley Black & Decker, Inc.	5,187	690
Timken Co.	12,188	531
XPO Logistics, Inc. (b)	4,775	478
		8,394
Information Technology (8.6%):
Arrow Electronics, Inc. (b)	8,195	617
CACI International, Inc., Class A (b)	2,657	448
Ciena Corp. (a) (b)	26,604	705
CommScope Holding Co., Inc. (b)	18,150	530
Cypress Semiconductor Corp.	34,354	535
HP, Inc.	23,533	534
NCR Corp. (b)	15,232	457
Nuance Communications, Inc. (b)	39,701	551
Plexus Corp. (a) (b)	7,309	435
Teradata Corp. (b)	4,915	197
Western Digital Corp.	7,175	555
Worldpay, Inc. (b)	6,281	514
		6,078

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (6.6%):
Allegheny Technologies, Inc. (b)	25,682	$645
Cabot Corp.	11,254	695
Carpenter Technology Corp.	10,157	534
Ferro Corp. (b)	23,281	485
FMC Corp.	6,408	572
Freeport-McMoRan, Inc.	39,577	683
Martin Marietta Materials, Inc.	2,727	609
Westlake Chemical Corp.	4,405	474
		4,697
Real Estate (11.4%):
Alexandria Real Estate Equities, Inc.	4,930	622
American Campus Communities, Inc.	19,340	829
Camden Property Trust	10,530	960
DDR Corp.	49,362	884
Duke Realty Investments, Inc.	31,231	907
Forest City Realty Trust, Inc., Class A	17,218	393
HCP, Inc.	35,972	929
Host Hotels & Resorts, Inc.	46,827	986
Kimco Realty Corp.	42,650	725
Welltower, Inc.	14,184	889
		8,124
Telecommunication Services (1.0%):
CenturyLink, Inc.	36,460	680
Utilities (8.5%):
Alliant Energy Corp.	15,540	658
Atmos Energy Corp.	6,076	548
DTE Energy Co.	7,067	732
Edison International	9,942	629
Evergy, Inc.	11,309	635
FirstEnergy Corp.	21,793	783
Pinnacle West Capital Corp.	5,599	451
PPL Corp.	38,295	1,093
UGI Corp. (a)	10,027	522
		6,051
Total Common Stocks (Cost $62,188)		69,401

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (1.7%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.06% (c)	155,974	$156
Fidelity Investments Prime Money Market Portfolio, Class I, 2.07% (c)	141,800	142
Fidelity Investments Money Market Government Portfolio, Class I, 1.81% (c)	320,668	321
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.16% (c)	70,891	71
JPMorgan Prime Money Market Fund, Capital Class, 2.05% (c)	368,499	368
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.12% (c)	127,700	128
Total Collateral for Securities Loaned (Cost $1,186)		1,186
Total Investments (Cost $63,374) — 99.6%		70,587
Other assets in excess of liabilities — 0.4%		284
NET ASSETS — 100.0%		$70,871

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rate disclosed is the daily yield on June 30, 2018.

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.7%)
Banks (17.8%):
Banc of California, Inc. (a)	1,460,207	$28,547
BancorpSouth Bank (a)	724,986	23,888
BankUnited, Inc.	644,039	26,309
Banner Corp.	226,370	13,612
Centerstate Banks, Inc.	704,500	21,008
Central Pacific Financial Corp.	639,889	18,333
First Commonwealth Financial Corp. (a)	1,077,565	16,713
First Financial Bancorp	845,378	25,911
FNB Corp.	1,487,000	19,956
Fulton Financial Corp. (a)	1,587,100	26,187
IBERIABANK Corp.	550,974	41,765
International Bancshares Corp.	563,166	24,104
LegacyTexas Financial Group, Inc.	519,000	20,251
Pacific Premier Bancorp, Inc. (a) (b)	549,862	20,977
PacWest Bancorp	384,105	18,982
State Bank Financial Corp.	557,477	18,620
Sterling BanCorp	683,295	16,057
Synovus Financial Corp.	616,947	32,594
United Community Banks, Inc.	857,358	26,295
Westamerica BanCorp (a)	266,364	15,052
Western Alliance BanCorp (b)	301,639	17,076
		472,237
Capital Markets (2.6%):
LPL Financial Holdings, Inc.	380,623	24,946
Piper Jaffray	178,600	13,725
Stifel Financial Corp.	580,858	30,350
		69,021
Consumer Discretionary (11.5%):
Adtalem Global Education, Inc. (a) (b)	479,685	23,073
AMC Entertainment Holdings, Inc., Class A (a)	1,282,800	20,397
American Axle & Manufacturing Holdings, Inc. (b)	983,600	15,305
American Eagle Outfitters, Inc. (a)	828,064	19,252
Asbury Automotive Group, Inc. (b)	227,500	15,595
Big Lots, Inc. (a)	382,500	15,981
Caleres, Inc.	682,479	23,471
Dana Holding Corp.	735,950	14,859
Genesco, Inc. (b)	301,301	11,962
G-III Apparel Group Ltd. (b)	490,173	21,764
Gray Television, Inc. (b)	1,413,040	22,325
Penn National Gaming, Inc. (b)	862,967	28,987
Sally Beauty Holdings, Inc. (a) (b)	783,976	12,567
TEGNA, Inc.	2,016,188	21,876
The Buckle, Inc. (a)	640,420	17,227
TRI Pointe Group, Inc. (b)	1,253,355	20,505
		305,146
See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (3.2%):
Calavo Growers, Inc. (a)	173,000	$16,634
Cott Corp.	1,245,788	20,618
Energizer Holdings, Inc.	244,200	15,375
Hostess Brands, Inc. (a) (b)	1,113,244	15,140
Performance Food Group Co. (b)	429,000	15,744
		83,511
Energy (7.1%):
Callon Petroleum Co. (b)	2,697,252	28,969
Delek US Holdings, Inc.	388,700	19,501
Extraction Oil & Gas, Inc. (a) (b)	959,600	14,097
Golar LNG Ltd. (a)	744,100	21,921
McDermott International, Inc. (b)	1,358,900	26,702
Nabors Industries Ltd.	1,905,180	12,212
Oasis Petroleum, Inc. (b)	1,495,431	19,396
PDC Energy, Inc. (b)	316,200	19,114
Peabody Energy Corp.	613,000	27,879
		189,791
Health Care (5.2%):
Charles River Laboratories International, Inc. (b)	209,673	23,538
CONMED Corp.	401,565	29,394
Haemonetics Corp. (b)	192,738	17,285
Magellan Health, Inc. (b)	276,052	26,487
Molina Healthcare, Inc. (a) (b)	196,817	19,276
Select Medical Holdings Corp. (b)	1,092,886	19,836
		135,816
Industrials (13.4%):
Aerojet Rocketdyne Holdings, Inc. (b)	693,475	20,450
BMC Stock Holdings, Inc. (b)	995,563	20,757
EMCOR Group, Inc.	359,346	27,375
Engility Holdings, Inc. (b)	656,059	20,102
Esterline Technologies Corp. (b)	259,081	19,120
Genesee & Wyoming, Inc., Class A (b)	232,210	18,883
Harsco Corp. (b)	210,000	4,641
Hawaiian Holdings, Inc.	366,663	13,182
Hub Group, Inc., Class A (b)	395,300	19,686
ITT, Inc.	428,889	22,417
Manitowoc Co., Inc. (b)	583,400	15,087
Meritor, Inc. (b)	960,712	19,762
Saia, Inc. (b)	330,328	26,707
SkyWest, Inc.	488,121	25,333
Team, Inc. (a) (b)	821,700	18,981
The Greenbrier Cos., Inc.	336,376	17,744
Timken Co.	417,758	18,193
Wabash National Corp. (a)	695,847	12,985
Werner Enterprises, Inc. (a)	482,468	18,117
		359,522

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (11.0%):
Belden, Inc. (a)	368,400	$22,517
Benchmark Electronics, Inc.	579,903	16,904
CACI International, Inc., Class A (b)	153,230	25,827
Ciena Corp. (a) (b)	1,002,900	26,587
Cree, Inc. (b)	394,229	16,388
Cypress Semiconductor Corp. (a)	604,266	9,414
Diodes, Inc. (b)	595,311	20,521
FormFactor, Inc. (b)	1,069,329	14,222
Infinera Corp. (b)	1,473,242	14,629
NCR Corp. (b)	559,100	16,762
Plexus Corp. (a) (b)	327,994	19,529
Sanmina Corp. (b)	714,800	20,944
Synaptics, Inc. (b)	273,700	13,786
Tech Data Corp. (b)	335,321	27,537
Teradata Corp. (b)	163,990	6,584
TTM Technologies, Inc. (a) (b)	1,325,758	23,373
		295,524
Insurance (4.5%):
American Equity Investment Life Holding Co.	618,985	22,283
CNO Financial Group, Inc.	915,649	17,434
Hanover Insurance Group, Inc.	159,948	19,123
Kemper Corp. (a)	339,454	25,681
Primerica, Inc.	190,326	18,956
RLI Corp. (a)	262,767	17,393
		120,870
Materials (4.5%):
Allegheny Technologies, Inc. (b)	1,030,130	25,877
Carpenter Technology Corp.	298,040	15,668
Ferro Corp. (b)	898,410	18,732
Orion Engineered Carbons SA	633,300	19,537
Platform Specialty Products Corp. (b)	1,872,100	21,716
Trinseo SA	260,539	18,485
		120,015
Real Estate (9.4%):
Cousins Properties, Inc.	2,576,040	24,962
DDR Corp. (a)	1,405,156	25,152
DiamondRock Hospitality Co.	1,626,440	19,973
Education Realty Trust, Inc.	389,149	16,150
First Industrial Realty Trust, Inc.	717,622	23,926
Kite Realty Group Trust (a)	1,260,039	21,521
Mack Cali Realty Corp.	1,084,727	21,998
Pennsylvania Real Estate Invesment Trust (a)	1,106,805	12,164
Physicians Realty Trust	1,385,182	22,080
Stag Industrial, Inc.	672,500	18,312
Summit Hotel Properties, Inc.	1,378,200	19,722
Sunstone Hotel Investors, Inc.	962,678	16,000
Tier REIT, Inc.	381,000	9,060
		251,020

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Thrifts & Mortgage Finance (1.5%):
Homestreet, Inc. (a) (b)	581,613	$15,674
MGIC Investment Corp. (b)	529,942	5,681
Oceanfirst Financial Corp.	624,700	18,716
		40,071
Utilities (6.0%):
ALLETE, Inc.	350,318	27,118
Black Hills Corp. (a)	451,487	27,636
New Jersey Resources Corp. (a)	388,358	17,379
NorthWestern Corp.	289,300	16,562
ONE Gas, Inc.	250,311	18,708
PNM Resources, Inc.	573,682	22,316
Southwest Gas Corp.	363,221	27,703
		157,422
Total Common Stocks (Cost $2,096,818)		2,599,966
Exchange-Traded Funds (1.6%)
iShares Russell 2000 Value Index Fund (a)	320,300	42,254
Total Exchange-Traded Funds (Cost $41,254)		42,254
Collateral for Securities Loaned (8.6%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.06% (c)	30,025,410	30,025
Fidelity Investments Prime Money Market Portfolio, Class I, 2.07% (c)	27,296,814	27,297
Fidelity Investments Money Market Government Portfolio, Class I, 1.81% (c)	61,729,500	61,730
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.16% (c)	13,646,797	13,647
JPMorgan Prime Money Market Fund, Capital Class, 2.05% (c)	70,961,382	70,961
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.12% (c)	24,564,235	24,564
Total Collateral for Securities Loaned (Cost $228,224)		228,224
Total Investments (Cost $2,366,296) — 107.9%		2,870,444
Liabilities in excess of other assets — (7.9)%		(210,239)
NET ASSETS — 100.0%		$2,660,205

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rate disclosed is the daily yield on June 30, 2018.

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (94.4%)
Consumer Discretionary (10.5%):
American Eagle Outfitters, Inc.	32,056	$745
Aramark	24,789	919
Big Lots, Inc. (a)	17,300	723
Brunswick Corp.	14,220	917
Caesars Entertainment Corp. (a) (b)	70,158	751
Caleres, Inc.	22,965	790
Cinemark Holdings, Inc.	26,443	928
Dana Holding Corp.	29,178	589
G-III Apparel Group Ltd. (b)	17,221	765
Kohl's Corp.	16,832	1,227
Macy's, Inc.	19,220	719
TEGNA, Inc.	117,293	1,272
TRI Pointe Group, Inc. (b)	34,885	571
Wyndham Hotels & Resorts, Inc.	14,119	831
Wyndham Worldwide Corp.	18,570	822
		12,569
Consumer Staples (3.1%):
Hostess Brands, Inc. (b)	46,502	632
Lamb Weston Holdings, Inc.	17,775	1,218
Performance Food Group Co. (b)	27,236	1,000
Pinnacle Foods, Inc.	13,493	878
		3,728
Energy (7.1%):
Delek US Holdings, Inc.	16,039	805
Energen Corp. (b)	13,119	955
Extraction Oil & Gas, Inc. (b)	54,596	802
HollyFrontier Corp.	11,516	788
Newfield Exploration Co. (b)	28,173	852
Parsley Energy, Inc., Class A (b)	29,494	893
Patterson-UTI Energy, Inc.	45,020	810
PDC Energy, Inc. (b)	13,771	832
Transocean Ltd. (a) (b)	67,709	910
WPX Energy, Inc. (b)	46,397	837
		8,484
Financials (23.6%):
Agnc Investment Corp.	58,000	1,078
Ally Financial, Inc.	85,408	2,244
American Equity Investment Life Holding Co.	18,467	665
American Financial Group, Inc.	15,386	1,652
Arthur J. Gallagher & Co.	14,849	970
Aspen Insurance Holdings Ltd.	19,364	788
BankUnited, Inc.	28,624	1,169
CNO Financial Group, Inc.	38,660	736
Comerica, Inc.	12,000	1,091
E*TRADE Financial Corp. (b)	14,700	898
First American Financial Corp.	17,775	919

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
FNB Corp.	67,200	$902
Fulton Financial Corp.	57,718	952
Hanover Insurance Group, Inc.	6,051	723
IBERIABANK Corp.	17,635	1,337
LPL Financial Holdings, Inc.	9,581	628
PacWest Bancorp	43,439	2,148
Primerica, Inc.	6,740	671
Raymond James Financial, Inc.	9,857	881
Signature Bank (b)	6,528	835
Sterling BanCorp	27,998	658
Stifel Financial Corp.	15,555	813
Synovus Financial Corp.	38,375	2,027
Voya Financial, Inc.	26,539	1,247
Western Alliance BanCorp (b)	13,393	758
Zions BanCorp (a)	28,276	1,490
		28,280
Health Care (4.6%):
Charles River Laboratories International, Inc. (b)	7,372	828
Encompass Health Corp.	22,757	1,541
Hill-Rom Holdings, Inc.	14,186	1,239
Magellan Health, Inc. (b)	9,408	903
Molina Healthcare, Inc. (b)	10,588	1,037
		5,548
Industrials (13.1%):
Aerojet Rocketdyne Holdings, Inc. (a) (b)	24,180	713
EMCOR Group, Inc.	12,696	967
Genesee & Wyoming, Inc., Class A (b)	10,757	875
Huntington Ingalls Industries, Inc.	5,350	1,160
ITT, Inc.	20,024	1,047
Kirby Corp. (b)	11,087	927
Knight-Swift Transportation Holdings, Inc.	25,621	979
Meritor, Inc. (b)	54,327	1,118
Old Dominion Freight Line, Inc.	6,878	1,024
Oshkosh Corp.	11,654	820
Owens Corning, Inc.	15,263	967
SkyWest, Inc.	20,682	1,073
Spirit Aerosystems Holdings, Inc., Class A	11,066	951
Terex Corp.	27,686	1,167
Timken Co.	21,474	935
XPO Logistics, Inc. (b)	9,514	953
		15,676
Information Technology (9.1%):
Arrow Electronics, Inc. (b)	12,803	964
Belden, Inc. (a)	14,188	867
CACI International, Inc., Class A (b)	4,972	838
Ciena Corp. (b)	35,640	944
CommScope Holding Co., Inc. (b)	30,119	880
Cree, Inc. (b)	14,953	622

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Cypress Semiconductor Corp.	51,081	$795
NCR Corp. (b)	24,740	742
Nuance Communications, Inc. (b)	73,300	1,018
Plexus Corp. (a) (b)	14,118	841
Synaptics, Inc. (b)	12,063	608
Tech Data Corp. (b)	13,085	1,074
Teradata Corp. (b)	7,440	299
TTM Technologies, Inc. (a) (b)	31,710	559
		11,051
Materials (5.6%):
Allegheny Technologies, Inc. (b)	43,023	1,081
Cabot Corp.	18,810	1,162
Carpenter Technology Corp.	14,748	775
Ferro Corp. (b)	25,447	531
Orion Engineered Carbons SA	29,705	916
Platform Specialty Products Corp. (b)	57,583	668
Trinseo SA	11,038	783
Westlake Chemical Corp.	7,406	797
		6,713
Real Estate (11.6%):
Alexandria Real Estate Equities, Inc. (a)	9,480	1,196
American Campus Communities, Inc.	33,093	1,419
Apartment Investment & Management Co., Class A	28,905	1,223
Camden Property Trust	16,944	1,544
DDR Corp.	115,222	2,063
DiamondRock Hospitality Co.	66,260	814
Duke Realty Investments, Inc.	48,445	1,406
Forest City Realty Trust, Inc., Class A	37,446	854
Highwoods Properties, Inc.	25,050	1,271
Kimco Realty Corp. (a)	74,447	1,265
Mack Cali Realty Corp.	41,677	845
		13,900
Utilities (6.1%):
Alliant Energy Corp.	29,214	1,236
Atmos Energy Corp.	10,380	935
Black Hills Corp. (a)	17,157	1,050
Evergy, Inc.	20,885	1,173
Pinnacle West Capital Corp.	12,735	1,026
PNM Resources, Inc.	24,392	949
UGI Corp. (a)	16,416	855
		7,224
Total Common Stocks (Cost $103,194)		113,173
Exchange-Traded Funds (1.5%)
iShares Russell 2000 Value Index Fund	13,388	1,766
Total Exchange-Traded Funds (Cost $1,799)		1,766

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (3.9%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.06% (c)	620,708	$621
Fidelity Investments Prime Money Market Portfolio, Class I, 2.07% (c)	564,300	564
Fidelity Investments Money Market Government Portfolio, Class I, 1.81% (c)	1,276,119	1,276
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.16% (c)	282,117	282
JPMorgan Prime Money Market Fund, Capital Class, 2.05% (c)	1,466,967	1,467
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.12% (c)	507,811	508
Total Collateral for Securities Loaned (Cost $4,718)		4,718
Total Investments (Cost $109,711) — 99.8%		119,657
Other assets in excess of liabilities — 0.2%		284
NET ASSETS — 100.0%		$119,941

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rate disclosed is the daily yield on June 30, 2018.

See notes to financial statements.

Victory Portfolios Victory Munder Multi-Cap Fund	Schedule of Portfolio Investments June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.9%)
Consumer Discretionary (17.3%):
Amazon.com, Inc. (a)	5,780	$9,825
Burlington Stores, Inc. (a)	31,920	4,805
Comcast Corp., Class A	128,300	4,210
D.R. Horton, Inc.	143,285	5,875
Dollar General Corp.	66,320	6,539
Lear Corp.	35,555	6,606
LGI Homes, Inc. (a) (b)	43,865	2,532
Magna International, Inc., ADR	79,720	4,634
Meritage Homes Corp. (a)	57,985	2,548
O'Reilly Automotive, Inc. (a)	16,125	4,411
PulteGroup, Inc.	201,765	5,801
Ross Stores, Inc.	77,710	6,586
The Home Depot, Inc.	14,085	2,748
The TJX Co., Inc.	24,650	2,346
Toll Brothers, Inc.	125,645	4,648
		74,114
Consumer Staples (3.7%):
Costco Wholesale Corp.	17,760	3,711
CVS Health Corp.	85,440	5,498
Sysco Corp.	33,805	2,309
Wal-Mart Stores, Inc.	48,450	4,150
		15,668
Energy (7.9%):
Callon Petroleum Co. (a)	211,435	2,271
Chevron Corp.	76,740	9,702
EOG Resources, Inc.	40,580	5,049
Laredo Petroleum, Inc. (a) (b)	266,380	2,563
Newfield Exploration Co. (a)	143,205	4,332
Occidental Petroleum Corp.	52,405	4,385
Phillips 66	46,540	5,227
		33,529
Financials (17.4%):
Ameriprise Financial, Inc.	39,770	5,563
Bank of America Corp.	255,255	7,195
Berkshire Hathaway, Inc., Class B (a)	36,985	6,903
Cathay General Bancorp	102,845	4,164
E*TRADE Financial Corp. (a)	88,605	5,419
Essent Group Ltd. (a)	170,315	6,101
FCB Financial Holdings, Inc. (a)	87,545	5,148
JPMorgan Chase & Co.	62,345	6,495
Northern Trust Corp. (b)	59,375	6,109
Regions Financial Corp.	324,845	5,776
TD Ameritrade Holding Corp.	74,960	4,106
Western Alliance BanCorp (a)	106,210	6,013
Zions BanCorp	94,230	4,965
		73,957

See notes to financial statements.

Victory Portfolios Victory Munder Multi-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (11.1%):
AbbVie, Inc.	47,020	$4,356
Align Technology, Inc. (a)	7,145	2,445
Cigna Corp.	25,480	4,330
Express Scripts Holding Co. (a)	79,700	6,154
Innoviva, Inc. (a) (b)	179,990	2,484
Johnson & Johnson	35,230	4,274
McKesson Corp.	22,610	3,016
Merck & Co., Inc.	57,825	3,510
Novartis AG, ADR	30,615	2,313
Pfizer, Inc.	96,300	3,494
UnitedHealth Group, Inc.	45,070	11,058
		47,434
Industrials (10.7%):
Allison Transmission Holdings, Inc.	143,770	5,822
Atkore International Group, Inc. (a)	103,570	2,151
Cummins, Inc.	16,160	2,149
FedEx Corp.	29,130	6,614
Norfolk Southern Corp.	44,190	6,667
PACCAR, Inc.	36,190	2,242
Patrick Industries, Inc. (a) (b)	76,477	4,348
SkyWest, Inc.	66,765	3,465
United Rentals, Inc. (a)	25,550	3,772
United Technologies Corp.	28,120	3,516
Universal Forest Products, Inc.	121,660	4,455
		45,201
Information Technology (22.9%):
Alphabet, Inc., Class A (a)	12,268	13,853
Apple, Inc.	96,590	17,880
DXC Technology Co.	44,120	3,557
Entegris, Inc.	71,460	2,422
Facebook, Inc., Class A (a)	61,315	11,915
Intel Corp.	48,620	2,417
KEMET Corp. (a)	113,720	2,746
Micron Technology, Inc. (a)	48,415	2,539
Microsoft Corp.	144,010	14,201
MKS Instruments, Inc.	38,040	3,640
ON Semiconductor Corp. (a) (b)	252,710	5,620
Perspecta, Inc.	22,059	453
Vishay Intertechnology, Inc. (b)	209,210	4,854
YY, Inc., ADR (a)	54,950	5,521
Zebra Technologies Corp., Class A (a)	44,790	6,416
		98,034
Materials (5.1%):
Louisiana Pacific Corp.	210,260	5,723
Packaging Corp. of America	50,435	5,638
Reliance Steel & Aluminum Co.	47,185	4,131
Steel Dynamics, Inc.	139,605	6,414
		21,906

See notes to financial statements.

Victory Portfolios Victory Munder Multi-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Telecommunication Services (2.8%):
AT&T, Inc.	131,335	$4,217
Verizon Communications, Inc.	155,850	7,841
		12,058
Total Common Stocks (Cost $362,085)		421,901
Collateral for Securities Loaned (2.3%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.06% (c)	1,310,167	1,310
Fidelity Investments Prime Money Market Portfolio, Class I, 2.07% (c)	1,191,104	1,191
Fidelity Investments Money Market Government Portfolio, Class I, 1.81% (c)	2,693,584	2,694
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.16% (c)	595,500	596
JPMorgan Prime Money Market Fund, Capital Class, 2.05% (c)	3,096,420	3,096
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.12% (c)	1,071,867	1,072
Total Collateral for Securities Loaned (Cost $9,959)		9,959
Total Investments (Cost $372,044) — 101.2%		431,860
Liabilities in excess of other assets — (1.2)%		(5,289)
NET ASSETS — 100.0%		$426,571

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2018.

ADR — American Depositary Receipt

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.3%)
Communications Equipment (1.1%):
Cisco Systems, Inc.	47,459	$2,042
F5 Networks, Inc. (a)	609	105
Harris Corp.	1,170	169
Juniper Networks, Inc.	3,386	93
Motorola Solutions, Inc.	1,596	186
		2,595
Consumer Discretionary (12.7%):
Advance Auto Parts, Inc.	729	99
Amazon.com, Inc. (a)	3,958	6,728
Aptiv PLC	2,619	240
AutoZone, Inc. (a)	268	180
Best Buy Co., Inc.	2,505	187
Booking Holdings, Inc. (a)	480	973
BorgWarner, Inc.	1,950	84
CarMax, Inc. (a) (b)	1,782	130
Carnival Corp., Class A (b)	3,999	229
CBS Corp., Class B	3,400	191
Charter Communications, Inc., Class A (a) (b)	1,833	537
Chipotle Mexican Grill, Inc. (a) (b)	242	104
Comcast Corp., Class A	45,661	1,499
D.R. Horton, Inc.	3,370	138
Darden Restaurants, Inc.	1,217	130
Discovery Communications, Inc., Class A (a) (b)	1,533	42
Discovery Communications, Inc., Class C (a) (b)	3,036	77
DISH Network Corp. (a) (b)	2,246	75
Dollar General Corp.	2,541	250
Dollar Tree, Inc. (a)	2,336	199
Expedia, Inc.	1,205	145
Foot Locker, Inc.	1,194	63
Ford Motor Co.	38,445	426
Garmin Ltd. (b)	1,090	66
General Motors Co.	12,440	490
Genuine Parts Co. (b)	1,446	133
H&R Block, Inc.	2,059	47
Hanesbrands, Inc. (b)	3,549	78
Harley-Davidson, Inc.	1,659	70
Hasbro, Inc.	1,113	102
Hilton Worldwide Holdings, Inc.	2,790	221
Kohl's Corp. (b)	1,655	121
L Brands, Inc.	2,419	89
Leggett & Platt, Inc.	1,303	58
Lennar Corp., Class A	2,690	142
LKQ Corp. (a)	3,050	97
Lowe's Co., Inc.	8,176	781
Macy's, Inc.	3,003	112
Marriott International, Inc., Class A	2,958	374
Mattel, Inc.	3,388	56

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
McDonald's Corp.	7,853	$1,231
MGM Resorts International	5,021	146
Michael Kors Holdings Ltd. (a)	1,498	100
Mohawk Industries, Inc. (a)	623	133
Netflix, Inc. (a)	4,275	1,673
Newell Brands, Inc. (b)	4,780	123
News Corp., Class A	3,773	58
News Corp., Class B	1,200	19
Nike, Inc., Class B	12,786	1,020
Nordstrom, Inc.	1,152	60
Norwegian Cruise Line Holdings Ltd. (a)	2,031	96
Omnicom Group, Inc. (b)	2,268	173
O'Reilly Automotive, Inc. (a)	824	225
PulteGroup, Inc.	2,596	75
PVH Corp.	758	113
Ralph Lauren Corp.	546	69
Ross Stores, Inc.	3,765	319
Royal Caribbean Cruises Ltd.	1,685	175
Starbucks Corp.	13,844	677
Tapestry, Inc.	2,806	131
Target Corp.	5,355	407
The Gap, Inc.	2,146	70
The Goodyear Tire & Rubber Co.	2,368	55
The Home Depot, Inc.	11,504	2,245
The Interpublic Group of Co., Inc.	3,788	89
The TJX Co., Inc.	6,229	593
The Walt Disney Co.	14,813	1,554
Tiffany & Co.	1,004	132
Tractor Supply Co.	1,233	94
TripAdvisor, Inc. (a)	1,069	60
Twenty-First Century Fox, Inc., Class A	10,383	516
Twenty-First Century Fox, Inc., Class B	4,327	213
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	571	133
Under Armour, Inc., Class A (a) (b)	1,825	41
Under Armour, Inc., Class C (a)	1,816	38
VF Corp.	3,244	264
Viacom, Inc., Class B	3,477	105
Whirlpool Corp.	696	102
Wynn Resorts Ltd.	833	139
Yum! Brands, Inc.	3,276	256
		29,485
Consumer Staples (7.3%):
Altria Group, Inc.	18,722	1,063
Archer-Daniels-Midland Co.	5,509	252
Brown-Forman Corp., Class B	2,577	126
Campbell Soup Co. (b)	1,895	77
Church & Dwight Co., Inc.	2,403	128
Colgate-Palmolive Co.	8,623	559
Conagra Brands, Inc.	3,947	141
Constellation Brands, Inc., Class A	1,688	369

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Costco Wholesale Corp.	4,326	$904
Coty, Inc., Class A	4,652	66
CVS Health Corp.	9,994	643
Dr Pepper Snapple Group, Inc.	1,771	216
General Mills, Inc.	5,606	248
Hormel Foods Corp. (b)	2,661	99
Kellogg Co. (b)	2,452	171
Kimberly-Clark Corp.	3,455	364
McCormick & Co., Inc. (b)	1,193	138
Molson Coors Brewing Co., Class B	1,822	124
Mondelez International, Inc., Class A	14,652	602
Monster Beverage Corp. (a)	4,073	233
PepsiCo, Inc.	14,010	1,525
Philip Morris International, Inc.	15,300	1,236
Sysco Corp.	4,730	323
The Clorox Co. (b)	1,275	172
The Coca-Cola Co.	37,822	1,660
The Estee Lauder Cos., Inc., Class A (b)	2,212	315
The Hershey Co.	1,388	129
The J.M. Smucker Co. (b)	1,119	120
The Kraft Heinz Co. (b)	5,884	370
The Kroger Co.	8,683	247
The Procter & Gamble Co.	24,835	1,939
Tyson Foods, Inc., Class A	2,932	202
Walgreens Boots Alliance, Inc.	8,393	504
Wal-Mart Stores, Inc.	14,300	1,225
		16,490
Electronic Equipment, Instruments & Components (0.4%):
Amphenol Corp., Class A	3,009	262
Corning, Inc.	8,561	236
FLIR Systems, Inc.	1,369	71
IPG Photonics Corp. (a)	373	82
TE Connectivity Ltd.	3,460	312
		963
Energy (6.3%):
Anadarko Petroleum Corp.	5,077	372
Andeavor	1,394	183
Apache Corp. (b)	3,758	176
Baker Hughes, Inc.	4,163	138
Cabot Oil & Gas Corp.	4,539	108
Chevron Corp.	18,818	2,379
Cimarex Energy Co.	940	96
Concho Resources, Inc. (a) (b)	1,469	203
ConocoPhillips	11,571	806
Devon Energy Corp.	5,183	228
EOG Resources, Inc. (b)	5,700	709
EQT Corp.	2,412	133
Exxon Mobil Corp.	41,742	3,452
Halliburton Co.	8,596	388

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Helmerich & Payne, Inc.	1,072	$68
Hess Corp.	2,638	176
HollyFrontier Corp.	1,742	119
Kinder Morgan, Inc.	18,690	330
Marathon Oil Corp.	8,370	175
Marathon Petroleum Corp.	4,673	328
National Oilwell Varco, Inc. (b)	3,744	162
Newfield Exploration Co. (a)	1,968	60
Noble Energy, Inc.	4,849	171
Occidental Petroleum Corp.	7,538	631
ONEOK, Inc.	4,045	282
Phillips 66	4,136	465
Pioneer Natural Resources Co.	1,678	318
Schlumberger Ltd.	13,633	914
TechnipFMC PLC (b)	4,319	137
The Williams Cos., Inc.	8,150	221
Valero Energy Corp.	4,267	473
		14,401
Financials (13.6%):
Affiliated Managers Group, Inc.	537	80
Aflac, Inc.	7,678	330
American Express Co. (b)	7,097	696
American International Group, Inc.	8,856	469
Ameriprise Financial, Inc.	1,442	202
Aon PLC	2,425	333
Arthur J. Gallagher & Co.	1,787	117
Assurant, Inc.	517	54
Bank of America Corp.	94,249	2,656
BB&T Corp.	7,658	386
Berkshire Hathaway, Inc., Class B (a)	18,960	3,539
BlackRock, Inc., Class A	1,219	608
Brighthouse Financial, Inc. (a)	944	38
Capital One Financial Corp.	4,791	440
CBOE Holdings, Inc.	1,110	116
Chubb Ltd.	4,572	581
Cincinnati Financial Corp.	1,470	98
Citigroup, Inc.	25,318	1,694
Citizens Financial Group, Inc.	4,801	187
CME Group, Inc.	3,353	550
Comerica, Inc.	1,702	155
Discover Financial Services	3,495	246
E*TRADE Financial Corp. (a)	2,624	160
Everest Re Group Ltd. (b)	402	93
Fifth Third BanCorp	6,835	196
Franklin Resources, Inc.	3,207	103
Hartford Financial Services Group, Inc.	3,517	180
Huntington Bancshares, Inc.	10,859	160
Intercontinental Exchange, Inc.	5,736	422
Invesco Ltd.	4,011	107
Jefferies Financial Group, Inc.	3,117	71

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
JPMorgan Chase & Co.	33,809	$3,522
KeyCorp	10,449	204
Lincoln National Corp.	2,150	134
Loews Corp.	2,656	128
M&T Bank Corp.	1,479	252
Marsh & McLennan Co., Inc.	5,001	410
MetLife, Inc.	10,212	444
Moody's Corp.	1,638	279
Morgan Stanley	13,592	644
MSCI, Inc.	886	147
Nasdaq, Inc.	1,149	105
Northern Trust Corp.	2,096	216
People's United Financial, Inc.	3,419	62
Principal Financial Group, Inc.	2,654	141
Prudential Financial, Inc.	4,157	389
Raymond James Financial, Inc.	1,277	114
Regions Financial Corp.	11,059	197
S&P Global, Inc.	2,501	510
State Street Corp.	3,622	337
SunTrust Banks, Inc.	4,613	305
SVB Financial Group (a)	521	150
Synchrony Financial	7,040	235
T. Rowe Price Group, Inc.	2,410	280
The Allstate Corp.	3,492	319
The Bank of New York Mellon Corp.	9,947	536
The Charles Schwab Corp.	11,805	603
The Goldman Sachs Group, Inc.	3,480	767
The PNC Financial Services Group, Inc.	4,646	628
The Progressive Corp.	5,736	339
The Travelers Co., Inc.	2,674	327
Torchmark Corp.	1,045	85
U.S. Bancorp	15,460	773
Unum Group	2,180	81
Wells Fargo & Co.	43,247	2,398
Willis Towers Watson PLC	1,302	197
XL Group Ltd.	2,531	142
Zions BanCorp (b)	1,936	102
		31,569
Health Care (13.6%):
Abbott Laboratories	17,147	1,046
AbbVie, Inc.	15,704	1,454
ABIOMED, Inc. (a)	414	169
Aetna, Inc.	3,221	591
Agilent Technologies, Inc.	3,179	197
Alexion Pharmaceuticals, Inc. (a)	2,184	271
Align Technology, Inc. (a)	710	243
Allergan PLC	3,254	543
AmerisourceBergen Corp.	1,601	137
Amgen, Inc.	6,585	1,216
Anthem, Inc.	2,519	599

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Baxter International, Inc.	4,895	$361
Becton, Dickinson & Co. (b)	2,623	628
Biogen, Inc. (a)	2,084	605
Boston Scientific Corp. (a)	13,545	443
Bristol-Myers Squibb Co.	16,083	890
Cardinal Health, Inc.	3,100	151
Celgene Corp. (a)	7,410	589
Centene Corp. (a)	1,725	213
Cerner Corp. (a)	3,113	186
Cigna Corp.	2,393	407
Danaher Corp.	6,047	597
DaVita, Inc. (a)	1,434	100
Dentsply Sirona, Inc.	2,263	99
Edwards Lifesciences Corp. (a)	2,069	301
Eli Lilly & Co.	9,498	810
Envision Healthcare Corp. (a) (b)	1,192	52
Express Scripts Holding Co. (a)	5,560	429
Gilead Sciences, Inc.	12,905	914
HCA Holdings, Inc.	2,758	283
Henry Schein, Inc. (a) (b)	1,514	110
Hologic, Inc. (a)	2,724	108
Humana, Inc.	1,356	404
IDEXX Laboratories, Inc. (a)	858	187
Illumina, Inc. (a)	1,448	404
Incyte Pharmaceuticals, Inc. (a) (b)	1,731	116
Intuitive Surgical, Inc. (a)	1,106	529
IQVIA Holdings, Inc. (a)	1,436	143
Johnson & Johnson	26,430	3,207
Laboratory Corp. of America Holdings (a)	1,004	180
McKesson Corp.	2,033	271
Medtronic PLC	13,351	1,144
Merck & Co., Inc.	26,561	1,612
Mettler-Toledo International, Inc. (a)	251	145
Mylan NV (a)	5,071	183
Nektar Therapeutics (a)	1,567	77
PerkinElmer, Inc. (b)	1,089	80
Perrigo Co. PLC	1,290	94
Pfizer, Inc.	58,643	2,128
Quest Diagnostics, Inc.	1,336	147
Regeneron Pharmaceuticals, Inc. (a)	761	263
ResMed, Inc.	1,408	146
Stryker Corp.	3,174	536
The Cooper Co., Inc.	483	114
Thermo Fisher Scientific, Inc.	3,958	820
UnitedHealth Group, Inc.	9,533	2,338
Universal Health Services, Inc., Class B	857	96
Varian Medical Systems, Inc. (a)	899	102
Vertex Pharmaceuticals, Inc. (a)	2,501	425

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Waters Corp. (a)	776	$150
Zimmer Biomet Holdings, Inc.	2,001	223
Zoetis, Inc.	4,800	409
		31,415
Industrials (9.5%):
3M Co.	5,866	1,154
A.O. Smith Corp.	1,433	85
Alaska Air Group, Inc.	1,212	73
Allegion PLC (b)	938	73
American Airlines Group, Inc.	4,148	157
AMETEK, Inc.	2,279	164
Arconic, Inc.	4,185	71
C.H. Robinson Worldwide, Inc.	1,377	115
Caterpillar, Inc.	5,887	799
Cintas Corp.	850	157
CSX Corp.	8,740	557
Cummins, Inc.	1,534	204
Deere & Co.	3,190	446
Delta Air Lines, Inc.	6,407	318
Dover Corp.	1,521	111
Eaton Corp. PLC	4,337	324
Emerson Electric Co.	6,254	433
Equifax, Inc.	1,183	148
Expeditors International of Washington, Inc.	1,739	127
Fastenal Co. (b)	2,834	136
FedEx Corp.	2,428	551
Flowserve Corp.	1,289	52
Fluor Corp.	1,378	67
Fortive Corp.	3,017	233
Fortune Brands Home & Security, Inc.	1,497	80
General Dynamics Corp.	2,720	507
General Electric Co.	85,534	1,165
Honeywell International, Inc.	7,408	1,067
Huntington Ingalls Industries, Inc.	447	97
IHS Markit Ltd. (a)	3,566	183
Illinois Tool Works, Inc.	3,028	419
Ingersoll-Rand PLC	2,462	221
J.B. Hunt Transport Services, Inc.	843	102
Jacobs Engineering Group, Inc.	1,186	75
Johnson Controls International PLC	9,123	305
Kansas City Southern	1,015	108
L3 Technologies, Inc.	771	148
Lockheed Martin Corp.	2,448	723
Masco Corp.	3,087	116
Nielsen Holdings PLC	3,303	102
Norfolk Southern Corp.	2,799	422
Northrop Grumman Corp.	1,715	528
PACCAR, Inc.	3,468	215
Parker-Hannifin Corp.	1,311	204
Pentair PLC	1,632	69

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Quanta Services, Inc. (a)	1,515	$51
Raytheon Co.	2,842	549
Republic Services, Inc., Class A (b)	2,219	152
Robert Half International, Inc. (b)	1,224	80
Rockwell Automation, Inc.	1,259	209
Rockwell Collins, Inc.	1,615	218
Roper Technologies, Inc.	1,013	279
Snap-on, Inc. (b)	559	90
Southwest Airlines Co.	5,329	271
Stanley Black & Decker, Inc.	1,511	201
Stericycle, Inc. (a) (b)	843	55
Textron, Inc.	2,579	170
The Boeing Co.	5,450	1,828
TransDigm Group, Inc.	478	165
Union Pacific Corp.	7,755	1,099
United Continental Holdings, Inc. (a)	2,384	166
United Parcel Service, Inc., Class B	6,780	721
United Rentals, Inc. (a)	833	123
United Technologies Corp.	7,327	916
Verisk Analytics, Inc., Class A (a)	1,528	164
W.W. Grainger, Inc. (b)	503	155
Waste Management, Inc.	3,930	320
Xylem, Inc.	1,772	119
		21,512
Internet Software & Services (5.3%):
Akamai Technologies, Inc. (a)	1,675	123
Alphabet, Inc., Class C (a)	5,939	6,666
eBay, Inc. (a)	9,272	336
Facebook, Inc., Class A (a)	23,603	4,586
Twitter, Inc. (a)	6,361	278
VeriSign, Inc. (a)	830	114
		12,103
IT Services (4.6%):
Accenture PLC, Class A (b)	6,075	993
Alliance Data Systems Corp.	475	111
Automatic Data Processing, Inc.	4,367	586
Broadridge Financial Solutions, Inc.	1,163	134
Cognizant Technology Solutions Corp., Class A	5,793	458
DXC Technology Co.	2,810	227
Fidelity National Information Services, Inc.	3,263	346
Fiserv, Inc. (a)	4,071	302
FleetCor Technologies, Inc. (a)	886	187
Gartner, Inc. (a) (b)	895	119
Global Payments, Inc.	1,568	175
International Business Machines Corp.	8,439	1,179
Mastercard, Inc., Class A	9,094	1,786
Paychex, Inc.	3,149	215
PayPal Holdings, Inc. (a)	11,114	925
The Western Union Co. (b)	4,525	92
See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Total System Services, Inc.	1,629	$138
Visa, Inc., Class A	17,758	2,351
		10,324
Materials (2.6%):
Air Products & Chemicals, Inc.	2,157	336
Albemarle Corp. (b)	1,090	103
Avery Dennison Corp.	866	88
Ball Corp.	3,448	123
CF Industries Holdings, Inc.	2,298	102
DowDuPont, Inc.	23,052	1,520
Eastman Chemical Co.	1,408	141
Ecolab, Inc.	2,561	359
FMC Corp.	1,323	118
Freeport-McMoRan, Inc.	13,265	229
International Flavors & Fragrances, Inc. (b)	778	96
International Paper Co.	4,068	212
Lyondellbasell Industries NV, Class A	3,187	350
Martin Marietta Materials, Inc.	619	138
Newmont Mining Corp.	5,255	198
Nucor Corp.	3,132	196
Packaging Corp. of America	929	104
PPG Industries, Inc.	2,507	260
Praxair, Inc.	2,829	447
Sealed Air Corp.	1,649	70
The Mosaic Co.	3,453	97
The Sherwin-Williams Co.	815	332
Vulcan Materials Co.	1,305	169
WestRock Co.	2,513	143
		5,931
Real Estate (2.9%):
Alexandria Real Estate Equities, Inc.	997	126
American Tower Corp.	4,343	625
Apartment Investment & Management Co., Class A	1,550	66
AvalonBay Communities, Inc.	1,360	234
Boston Properties, Inc.	1,520	191
CBRE Group, Inc., Class A (a)	2,977	142
Crown Castle International Corp.	4,085	440
Digital Realty Trust, Inc.	2,024	226
Duke Realty Investments, Inc.	3,517	102
Equinix, Inc.	780	335
Equity Residential	3,627	231
Essex Property Trust, Inc.	651	156
Extra Space Storage, Inc. (b)	1,242	124
Federal Realty Investment Trust	721	91
Ggp US	6,222	127
HCP, Inc.	4,625	119
Host Hotels & Resorts, Inc.	7,232	152
Iron Mountain, Inc.	2,773	97
Kimco Realty Corp.	4,191	71

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Mid-America Apartment Communities, Inc.	1,119	$113
Prologis, Inc.	5,251	345
Public Storage	1,476	335
Realty Income Corp.	2,800	151
Regency Centers Corp.	1,464	91
SBA Communications Corp. (a)	1,148	190
Simon Property Group, Inc.	3,065	522
SL Green Realty Corp.	890	89
The Macerich Co.	1,068	61
UDR, Inc.	2,642	99
Ventas, Inc.	3,509	200
Vornado Realty Trust	1,703	126
Welltower, Inc.	3,648	229
Weyerhaeuser Co.	7,440	271
		6,477
Semiconductors & Semiconductor Equipment (4.0%):
Advanced Micro Devices, Inc. (a) (b)	8,115	122
Analog Devices, Inc.	3,643	349
Applied Materials, Inc.	10,351	478
Broadcom, Inc.	4,044	981
Intel Corp.	46,104	2,293
KLA-Tencor Corp.	1,543	158
Lam Research Corp.	1,605	277
Microchip Technology, Inc. (b)	2,309	210
Micron Technology, Inc. (a)	11,391	597
Nvidia Corp.	5,960	1,412
Qorvo, Inc. (a)	1,246	100
QUALCOMM, Inc.	14,583	818
Skyworks Solutions, Inc.	1,798	174
Texas Instruments, Inc.	9,692	1,069
Xilinx, Inc.	2,510	164
		9,202
Software (5.9%):
Activision Blizzard, Inc.	7,473	570
Adobe Systems, Inc. (a)	4,843	1,181
ANSYS, Inc. (a)	826	144
Autodesk, Inc. (a)	2,170	284
CA, Inc.	3,080	110
Cadence Design Systems, Inc. (a) (b)	2,787	121
Citrix Systems, Inc. (a)	1,274	134
Electronic Arts, Inc. (a)	3,022	426
Intuit, Inc.	2,397	490
Microsoft Corp.	75,853	7,480
Oracle Corp.	29,770	1,312
Red Hat, Inc. (a)	1,744	234
Salesforce.com, Inc. (a)	6,819	930
Symantec Corp.	6,108	126
Synopsys, Inc. (a)	1,465	125
Take-Two Interactive Software, Inc. (a)	1,127	133
		13,800

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Technology Hardware, Storage & Peripherals (4.6%):
Apple, Inc.	49,985	$9,252
Hewlett Packard Enterprises Co.	15,437	226
HP, Inc. (b)	16,131	366
NetApp, Inc.	2,639	207
Seagate Technology PLC	2,806	158
Western Digital Corp.	2,931	227
Xerox Corp.	2,107	51
		10,487
Telecommunication Services (2.0%):
AT&T, Inc.	71,527	2,296
CenturyLink, Inc.	9,583	179
Verizon Communications, Inc.	40,666	2,046
		4,521
Utilities (2.9%):
AES Corp.	6,507	87
Alliant Energy Corp. (b)	2,279	96
Ameren Corp.	2,390	145
American Electric Power Co., Inc.	4,847	336
American Water Works Co., Inc.	1,759	150
CenterPoint Energy, Inc.	4,246	118
CMS Energy Corp.	2,782	132
Consolidated Edison, Inc.	3,058	238
Dominion Resources, Inc.	6,418	439
DTE Energy Co.	1,767	183
Duke Energy Corp.	6,897	545
Edison International	3,210	203
Entergy Corp.	1,781	144
Evergy, Inc.	2,683	151
Eversource Energy	3,122	183
Exelon Corp.	9,507	405
FirstEnergy Corp.	4,404	158
NextEra Energy, Inc.	4,634	774
NiSource, Inc.	3,324	87
NRG Energy, Inc.	2,973	92
PG&E Corp.	5,073	216
Pinnacle West Capital Corp.	1,101	89
PPL Corp. (b)	6,837	195
Public Service Enterprise Group, Inc.	4,973	269
SCANA Corp. (b)	1,405	54
Sempra Energy	2,515	292
The Southern Co. (b)	9,932	460
WEC Energy Group, Inc.	3,109	201
Xcel Energy, Inc.	5,005	229
		6,671
Total Common Stocks (Cost $55,140)		227,946

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (3.4%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.06% (c)	1,024,685	$1,025
Fidelity Investments Prime Money Market Portfolio, Class I, 2.07% (c)	931,499	931
Fidelity Investments Money Market Government Portfolio, Class I, 1.81% (c)	2,106,659	2,107
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.16% (c)	465,728	466
JPMorgan Prime Money Market Fund, Capital Class, 2.05% (c)	2,421,718	2,422
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.12% (c)	838,310	838
Total Collateral for Securities Loaned (Cost $7,789)		7,789
Total Investments (Cost $62,929) — 102.7%		235,735
Liabilities in excess of other assets — (2.7)%		(6,221)
NET ASSETS — 100.0%		$229,514

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2018.

PLC — Public Limited Company

Futures Contracts Purchased
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures	11	9/21/18	$1,522,304	$1,496,880	$(25,424)
	Total unrealized appreciation				$—
	Total unrealized depreciation				(25,424)
	Total net unrealized depreciation				$(25,424)

See notes to financial statements.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.1%)
Consumer Discretionary (13.9%):
Burlington Stores, Inc. (a)	308,900	$46,499
Liberty Sirius XM Group, Class A (a)	265,446	11,958
Liberty Sirius XM Group, Class C (a)	798,292	36,211
Live Nation Entertainment, Inc. (a) (b)	966,000	46,918
Marriott Vacations Worldwide Corp.	296,300	33,470
NVR, Inc. (a)	14,600	43,367
PVH Corp.	258,100	38,643
Ross Stores, Inc.	1,155,300	97,911
Thor Industries, Inc.	607,700	59,184
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	176,500	41,206
Wynn Resorts Ltd.	236,200	39,526
		494,893
Consumer Staples (2.7%):
Monster Beverage Corp. (a)	888,800	50,928
Pinnacle Foods, Inc.	738,600	48,053
		98,981
Energy (2.4%):
Cheniere Energy, Inc. (a)	738,400	48,136
Delek US Holdings, Inc.	735,500	36,900
		85,036
Financials (12.5%):
Affiliated Managers Group, Inc.	342,700	50,949
KeyCorp	1,820,400	35,571
Northern Trust Corp.	625,200	64,327
Radian Group, Inc.	2,144,200	34,779
Reinsurance Group of America, Inc.	248,300	33,143
SLM Corp. (a)	4,963,900	56,837
SVB Financial Group (a)	318,600	91,999
TD Ameritrade Holding Corp.	851,500	46,637
Zions BanCorp	661,100	34,833
		449,075
Health Care (13.6%):
ABIOMED, Inc. (a)	78,100	31,947
Agilent Technologies, Inc.	816,300	50,480
Align Technology, Inc. (a)	179,400	61,380
Baxter International, Inc. (b)	974,300	71,942
BioMarin Pharmaceutical, Inc. (a)	561,025	52,849
Centene Corp. (a)	665,800	82,034
Encompass Health Corp.	1,195,400	80,952
Zoetis, Inc.	628,100	53,508
		485,092

See notes to financial statements.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (14.6%):
A.O. Smith Corp.	1,117,000	$66,071
AMETEK, Inc.	697,500	50,332
BWX Technologies, Inc.	131,300	8,183
Fortive Corp. (b)	480,100	37,021
KAR Auction Services, Inc.	1,031,800	56,543
L3 Technologies, Inc.	221,400	42,579
Owens Corning, Inc.	327,400	20,747
Roper Technologies, Inc.	201,600	55,623
Snap-on, Inc. (b)	146,500	23,545
Verisk Analytics, Inc., Class A (a)	475,400	51,172
WABCO Holdings, Inc. (a)	206,300	24,141
XPO Logistics, Inc. (a)	842,600	84,412
		520,369
Information Technology (21.0%):
Amphenol Corp., Class A	647,800	56,456
CDW Corp. of Delaware	649,300	52,457
Fidelity National Information Services, Inc.	850,300	90,157
GoDaddy, Inc., Class A (a)	326,800	23,072
Harris Corp. (b)	290,900	42,046
IPG Photonics Corp. (a)	295,800	65,263
Microchip Technology, Inc. (b)	837,500	76,171
Nvidia Corp.	92,200	21,842
ON Semiconductor Corp. (a)	492,300	10,946
Palo Alto Networks, Inc. (a)	193,000	39,656
PTC, Inc. (a)	871,400	81,745
Splunk, Inc. (a)	418,400	41,468
SS&C Technologies Holdings, Inc.	876,900	45,511
SYNNEX Corp.	313,900	30,294
Tyler Technologies, Inc. (a)	223,100	49,551
Western Digital Corp.	436,100	33,759
		760,394
Materials (6.0%):
Ball Corp.	1,023,600	36,389
CF Industries Holdings, Inc. (b)	672,900	29,877
Eagle Materials, Inc., Class A	340,900	35,784
FMC Corp.	426,000	38,003
Freeport-McMoRan, Inc.	1,968,300	33,973
Vulcan Materials Co. (b)	330,000	42,590
		216,616
Real Estate (6.7%):
CBRE Group, Inc., Class A (a)	1,015,900	48,499
Digital Realty Trust, Inc. (b)	435,525	48,596
SBA Communications Corp. (a)	477,600	78,861
Sun Communities, Inc.	322,100	31,527
The Macerich Co.	549,600	31,234
		238,717

See notes to financial statements.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (2.7%):
CenterPoint Energy, Inc.	1,144,700	$31,720
NiSource, Inc. (b)	1,511,250	39,715
Sempra Energy	203,300	23,605
		95,040
Total Common Stocks (Cost $2,234,379)		3,444,213
Exchange-Traded Funds (3.9%)
SPDR S&P MidCap 400 ETF (b)	389,252	138,192
Total Exchange-Traded Funds (Cost $139,750)		138,192
Collateral for Securities Loaned (4.5%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.06% (c)	21,083,462	21,083
Fidelity Investments Prime Money Market Portfolio, Class I, 2.07% (c)	19,167,477	19,167
Fidelity Investments Money Market Government Portfolio, Class I, 1.81% (c)	43,345,661	43,346
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.16% (c)	9,582,608	9,583
JPMorgan Prime Money Market Fund, Capital Class, 2.05% (c)	49,828,182	49,828
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.12% (c)	17,248,695	17,249
Total Collateral for Securities Loaned (Cost $160,256)		160,256
Total Investments (Cost $2,534,385) — 104.5%		3,742,661
Liabilities in excess of other assets — (4.5)%		(162,713)
NET ASSETS — 100.0%		$3,579,948

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2018.

ETF — Exchange-Traded Fund

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (94.9%)
Biotechnology (11.4%):
Abeona Therapeutics, Inc. (a)	930	$15
Acadia Pharmaceuticals, Inc. (a)	513	8
Adamas Pharmaceuticals, Inc. (a) (b)	845	22
Aduro Biotech, Inc. (a)	1,051	7
Agenus, Inc. (a)	3,692	8
Array BioPharma, Inc. (a)	3,030	51
Arrowhead Pharmaceuticals, Inc. (a)	2,599	35
Avrobio, Inc. (a)	3,000	86
Bluebird Bio, Inc. (a)	233	37
Cellectis SA, ADR (a)	683	19
Cidara Therapeutics, Inc. (a)	2,207	11
Clovis Oncology, Inc. (a)	189	9
Deciphera Pharmaceuticals, Inc. (a)	732	29
Dynavax Technologies Corp. (a) (b)	1,557	24
Esperion Therapeutics, Inc. (a)	282	11
Iovance Biotherapeutics, Inc. (a)	1,246	16
Kezar Life Sciences, Inc. (a) (b)	2,049	35
Lexicon Pharmaceuticals (a)	1,557	19
Madrigal Pharmaceuticals, Inc. (a) (b)	306	86
MiMedx Group, Inc. (a) (b)	2,981	19
Neurocrine Biosciences, Inc. (a)	432	42
Portola Pharmaceuticals, Inc. (a)	1,591	60
Rigel Pharmaceuticals, Inc. (a)	7,053	20
Stemline Therapeutics, Inc. (a)	1,398	22
Synergy Pharmaceuticals, Inc. (a) (b)	13,507	24
TG Therapeutics, Inc. (a)	1,841	24
Ultragenyx Pharmaceutical, Inc. (a)	443	34
Viking Therapeutics, Inc. (a)	5,814	55
Xencor, Inc. (a)	850	31
Zai Lab, Ltd., ADR (a)	1,018	24
		883
Consumer Discretionary (10.6%):
At Home Group, Inc. (a)	2,299	90
Burlington Stores, Inc. (a)	803	121
Cavco Industries, Inc. (a)	341	71
Dave & Buster's Entertainment, Inc. (a)	1,824	87
Five Below, Inc. (a)	1,190	116
LCI Industries	800	72
Liberty Broadband Corp., Class A (a)	992	75
Planet Fitness, Inc., Class A (a)	2,510	110
Tenneco, Inc.	1,379	61
The Tile Shop Holdings, Inc.	3,187	25
		828
Consumer Staples (0.6%):
Spectrum Brands Holdings, Inc. (b)	540	44

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (2.1%):
Abraxas Petroleum Corp. (a)	14,978	$43
Lonestar Resources US, Inc., Class A (a)	14,466	122
		165
Financials (8.8%):
American Business Bank (a)	867	34
ASGN, Inc. (a)	1,694	132
Bank of The Ozarks, Inc.	1,356	61
Colony Bankcorp, Inc.	791	13
Crawford & Co., Class A	5,895	51
Heritage Insurance Holdings, Inc. (b)	3,435	57
Radian Group, Inc.	4,209	68
Silvercrest Asset Management Group, Inc.	4,070	66
SLM Corp. (a)	5,667	65
WTB Financial Corp., Class B	351	134
		681
Health Care Equipment & Supplies (8.2%):
AtriCure, Inc. (a)	3,265	88
Axogen, Inc. (a) (b)	1,265	64
Dexcom, Inc. (a) (b)	474	45
GenMark Diagnostics, Inc. (a)	6,439	41
Merit Medical Systems, Inc. (a)	3,069	156
Neuronetics, Inc. (a)	5,000	133
Nuvectra Corp. (a)	2,027	42
Quidel Corp. (a)	942	63
		632
Health Care Providers & Services (3.1%):
AMN Healthcare Services, Inc. (a)	975	57
Encompass Health Corp.	1,373	93
RadNet, Inc. (a)	6,211	93
		243
Health Care Technology (1.2%):
Veeva Systems, Inc. (a)	1,205	93
Industrials (15.5%):
Apogee Enterprises, Inc.	2,153	104
Astronics Corp. (a)	1,867	67
Brightview Holdings, Inc. (a)	3,000	66
BWX Technologies, Inc.	1,132	71
Caesarstone Sdot Yam Ltd. (b)	1,087	16
Casella Waste Systems, Inc. (a)	3,750	96
Charah Solutions, Inc. (a)	5,000	55
Comfort Systems USA, Inc.	1,367	63
Construction Partners, Inc. (a)	5,000	65
Continental Building Products, Inc. (a)	2,945	93
Knight-Swift Transportation Holdings, Inc.	1,572	60
Marten Transport Ltd.	4,725	111
Owens Corning, Inc.	911	58

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
PGT, Inc. (a)	3,956	$82
Trex Co., Inc. (a)	1,314	82
Tutor Perini Corp. (a)	1,722	32
US Xpress Enterprise, Inc. - A (a)	5,000	76
		1,197
Information Technology (22.3%):
Box, Inc. (a)	3,362	84
Carbon Black, Inc. (a)	1,195	31
Cavium, Inc. (a) (b)	555	48
DocuSign, Inc. (a) (b)	1,000	53
Domo, Inc. (a)	1,000	27
Dropbox, Inc. (a)	1,289	42
EPAM Systems, Inc. (a)	1,124	140
Fabrinet (a) (b)	2,386	88
GoDaddy, Inc., Class A (a)	755	53
ID Systems, Inc. (a)	8,177	51
Imperva, Inc. (a)	1,625	78
LivePerson, Inc. (a)	2,921	62
LogMeIn, Inc.	570	59
Lumentum Holdings, Inc. (a) (b)	819	47
Napco Security Systems, Inc. (a)	8,173	119
ON Semiconductor Corp. (a) (b)	5,686	126
Proofpoint, Inc. (a)	597	69
QAD, Inc.	2,947	149
Silicom Ltd. (a)	1,429	55
SS&C Technologies Holdings, Inc.	1,749	91
WNS Holdings Ltd., ADR (a)	3,197	167
Zendesk, Inc. (a)	889	48
Zix Corp. (a)	8,920	48
		1,735
Materials (3.4%):
FMC Corp.	905	81
Summit Materials, Inc., Class A (a)	2,231	59
Trinseo SA	1,001	71
US Concrete, Inc. (a) (b)	936	49
		260
Pharmaceuticals (3.3%):
Collegium Pharmaceutical, Inc. (a)	1,227	29
Corium International, Inc. (a)	4,686	38
Cymabay Therapeutics, Inc. (a)	1,322	18
Foamix Pharmaceuticals Ltd. (a)	3,583	18
Nektar Therapeutics (a)	543	27
Omeros Corp. (a)	1,570	28
Reata Pharmaceuticals, Inc. (a)	1,000	35
Teligent, Inc. (a) (b)	3,312	11
Xeris Pharmaceuticals, Inc. (a)	3,000	57
		261

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (3.3%):
Firstservice Corp.	897	$68
Retail Opportunity Investments Corp.	2,839	54
Rexford Industrial Realty, Inc.	1,983	62
Sun Communities, Inc.	673	67
		251
Telecommunication Services (1.1%):
Vonage Holdings Corp. (a)	6,906	89
Total Common Stocks (Cost $5,580)		7,362
Exchange-Traded Funds (3.2%)
iShares Russell 2000 Growth ETF	1,231	252
Total Exchange-Traded Funds (Cost $233)		252
Collateral for Securities Loaned (11.2%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.06% (c)	114,706	115
Fidelity Investments Prime Money Market Portfolio, Class I, 2.07% (c)	104,282	104
Fidelity Investments Money Market Government Portfolio, Class I, 1.81% (c)	235,825	236
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.16% (c)	52,135	52
JPMorgan Prime Money Market Fund, Capital Class, 2.05% (c)	271,093	271
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.12% (c)	93,843	94
Total Collateral for Securities Loaned (Cost $872)		872
Total Investments (Cost $6,685) — 109.3%		8,486
Liabilities in excess of other assets — (9.3)%		(724)
NET ASSETS — 100.0%		$7,762

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2018.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (96.9%)
Brazil (5.2%):
Consumer Discretionary (1.8%):
Construtora Tenda SA (b)	16,800	$103
Tupy SA	13,000	60
		163
Consumer Staples (0.6%):
Sao Martinho SA	11,300	52
Energy (0.8%):
Qgep Paticipacoes SA	20,200	77
Financials (0.5%):
Banco Do Estado Do Rio Grande Do SUL SA	10,800	41
Health Care (0.6%):
Fleury SA	7,400	51
Industrials (0.4%):
EcoRodovias Infraestrutura e Logistica SA	18,400	35
Utilities (0.5%):
Companhia de Saneamento de Minas Gerais	4,500	48
		467
Chile (0.5%):
Utilities (0.5%):
AES Gener SA	179,275	44
China (10.9%):
Consumer Discretionary (3.4%):
China Yongda Automobiles Services Holdings Ltd.	46,000	45
Hiroca Holdings Ltd.	19,000	64
Tianneng Power International Ltd.	42,000	65
Wuxi Little Swan Co. Ltd., Class B	11,958	72
Zhongsheng Group Holdings Ltd.	20,000	60
		306
Energy (0.4%):
Hilong Holdings Ltd.	217,000	34
Health Care (1.1%):
Shanghai Haohai Biological Technology Co. Ltd. (c)	7,900	49
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H (c)	9,800	50
		99
Industrials (1.5%):
China Lesso Group Holdings Ltd.	64,000	40
Lonking Holdings Ltd.	102,000	47
Shenzhen Expressway Co. Ltd., Class H	48,000	47
		134

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Information Technology (2.5%):
Chinasoft International Ltd.	64,000	$50
Hua Hong Semiconductor Ltd. (c)	26,000	89
Yangtze Optical Fibre and Cable Joint Stock Co. Ltd. (b) (c)	11,000	44
YY, Inc., ADR (b)	419	42
		225
Real Estate (0.9%):
China Sce Property Holdings	174,000	82
Telecommunication Services (0.5%):
China Communications Services Corp. Ltd.	80,000	50
Utilities (0.6%):
China Tian Lun Gas Holdings Ltd.	61,500	58
		988
Cyprus (0.7%):
Financials (0.7%):
TCS Group Holding PLC, GDR	2,860	59
Egypt (1.1%):
Financials (0.6%):
Credit Agricole Egypt	20,420	52
Telecommunication Services (0.5%):
Telecom Egypt Co.	58,788	46
		98
Greece (0.5%):
Industrials (0.5%):
Mytilineos Holdings SA	4,489	45
Hong Kong (5.4%):
Consumer Staples (1.0%):
China Agri-Industries Holdings Ltd.	118,000	45
Health And Happiness H&H International Holdings Ltd. (b)	7,000	48
		93
Financials (0.5%):
Far East Horizon Ltd.	45,000	44
Health Care (0.6%):
Ssy Group Ltd.	44,000	49
Industrials (0.5%):
Sinotruk Hong Kong Ltd. (b) (d)	29,000	47
Information Technology (0.6%):
Kingboard Laminates Holdings Ltd.	44,000	54
Materials (1.1%):
China Resources Cement Holdings Ltd.	48,000	48
Lee & Man Paper Manufacturing Ltd.	46,000	47
		95

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Utilities (1.1%):
Canvest Environmental Protection Group Co. Ltd. (d)	92,000	$49
China Water Affairs Group Ltd.	50,000	52
		101
		483
India (13.3%):
Consumer Discretionary (2.0%):
Bajaj Electricals Ltd.	11,927	95
Mahindra CIE Automotive Ltd. (b)	22,554	85
		180
Consumer Staples (0.5%):
Balrampur Chini Mills Ltd.	44,840	42
Energy (0.5%):
Mangalore Refinery and Petrochemicals Ltd.	39,948	47
Financials (2.6%):
BSE Ltd.	7,674	94
Dewan Housing Finance Corp. Ltd.	7,759	72
Muthoot Finance Ltd.	12,597	70
		236
Health Care (1.4%):
Ipca Laboratories Ltd.	5,410	55
Jubilant Life Sciences Ltd.	6,845	70
		125
Industrials (2.8%):
Dilip Buildcon Ltd. (c)	3,600	35
IRB Infrastructure Developers Ltd.	24,173	75
KEC International Ltd.	15,188	74
NRB Bearings Ltd.	27,022	68
		252
Information Technology (1.6%):
Mindtree Ltd.	4,360	63
Mphasis Ltd.	5,273	83
		146
Materials (0.8%):
Tata Metaliks Ltd.	7,554	73
Real Estate (0.6%):
Sobha Ltd.	9,222	59
Utilities (0.5%):
VA Tech Wabag Ltd.	7,500	43
		1,203
Indonesia (0.6%):
Telecommunication Services (0.6%):
PT Link Net TBK	177,400	54

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Jersey (0.8%):
Information Technology (0.8%):
WNS Holdings Ltd., ADR (b)	1,414	$74
Korea, Republic Of (19.5%):
Consumer Discretionary (3.2%):
F&F Co. Ltd.	1,881	138
Fila Korea Ltd.	2,344	71
GS Home Shopping, Inc.	281	45
SL Corp.	2,453	40
		294
Consumer Staples (2.1%):
Dongwon Industries Co. Ltd.	245	75
Maeil Dairies Co. Ltd.	1,384	111
		186
Financials (1.5%):
KIWOOM Securities Co. Ltd.	991	97
Meritz Fire & Marine Insurance Co. Ltd.	2,156	37
		134
Health Care (3.8%):
Chong Kun Dang Pharmaceutical Corp.	471	42
Dentium Co. Ltd.	1,457	117
Korea United Pharmaceuticals, Inc.	2,002	46
Samjin Pharmaceutical Co. Ltd.	1,830	74
Value Added Technology Co. Ltd.	2,160	65
		344
Industrials (1.8%):
Hyundai Construction Equipment Co. Ltd. (b)	248	31
Jeju Air Co. Ltd.	1,481	56
LS Industrial Systems Co. Ltd.	1,148	73
		160
Information Technology (3.7%):
Com2us Corp.	431	65
DuzonBizon Co. Ltd.	1,637	91
SFA Engineering Corp.	2,592	76
Tes Co. Ltd.	3,092	65
Wonik Ips Co. Ltd.	1,601	40
		337
Materials (2.8%):
Korea Petrochemical Ind Co. Ltd.	272	61
Poongsan Corp.	2,612	80
POSCO CHEMTECH Co. Ltd.	1,740	68
Soulbrain Co. Ltd.	721	40
		249

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Real Estate (0.6%):
Korea Real Estate Investment & Trust Co. Ltd.	22,809	$56
		1,760
Luxembourg (1.2%):
Materials (1.2%):
Ternium SA, ADR	3,067	107
Malaysia (4.0%):
Energy (0.9%):
Serba Dinamik Holdings BHD	103,700	83
Financials (0.6%):
Malaysia Building Society (b)	187,800	54
Health Care (1.0%):
Top Glove Corp. (d)	28,100	84
Industrials (1.5%):
AirAsia BHD	69,000	51
Muhibbah Engineering (M) BHD	117,600	87
		138
		359
Mexico (3.0%):
Consumer Discretionary (0.6%):
Consorcio ARA SAB de CV	152,977	52
Financials (0.6%):
Bolsa Mexicana de Valores SAB de CV	32,373	54
Materials (0.6%):
Grupo Cementos de Chihuahua SAB de CV	8,798	57
Real Estate (1.2%):
Concentradora Fibra Danhos S	34,737	52
Prologis Property Mexico SA de CV	28,748	53
		105
		268
Pakistan (1.2%):
Energy (0.6%):
Mari Petroleum Co. Ltd.	4,400	54
Utilities (0.6%):
The Hub Power Co., Ltd.	65,500	50
		104
Philippines (1.5%):
Consumer Discretionary (0.8%):
Bloomberry Resorts Corp.	434,900	79
Real Estate (0.7%):
Vista Land & Lifescapes, Inc.	530,900	61
		140

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Singapore (0.9%):
Real Estate (0.9%):
Yanlord Land Group Ltd.	70,600	$82
South Africa (2.9%):
Consumer Staples (0.9%):
Astral Foods Ltd.	3,914	81
Energy (0.6%):
Exxaro Resources Ltd.	6,239	57
Industrials (0.8%):
Barloword Ltd.	7,619	72
Real Estate (0.6%):
Vukile Property Fund Ltd.	36,532	52
		262
Taiwan (18.8%):
Consumer Discretionary (3.1%):
KMC Kuei Meng International, Inc.	27,000	122
Lion Travel Service Co. Ltd.	18,000	67
momo.com, Inc.	12,000	85
		274
Consumer Staples (0.7%):
Namchow Chemical Industrial	32,000	64
Financials (0.6%):
King's Town Bank Co. Ltd.	50,000	54
Health Care (1.2%):
Bioteque Corp.	18,000	63
TaiDoc Technology Corp. (b)	10,000	47
		110
Industrials (1.6%):
Kung Long Batteries Industrial Co. Ltd.	16,000	76
Turvo International Co. Ltd.	20,000	71
		147
Information Technology (8.7%):
Career Technology (MFG.) Co. Ltd.	23,000	47
Chilisin Electronics Corp.	15,000	88
Chipbond Technology Corp.	37,000	77
Chroma ATE, Inc.	17,000	91
Elan Microelectronics Corp.	34,000	58
Getac Technology Corp.	46,000	66
Gigabyte Technology Co. Ltd.	36,000	79
Global Unichip Corp.	6,000	54
Holtek Semiconductor, Inc.	30,000	73
Powertech Technology, Inc.	26,000	75
Tripod Technology Corp.	29,000	80
		788

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Materials (2.3%):
China General Plastics Corp.	134,440	$133
Feng Hsin Steel Co. Ltd.	36,000	69
		202
Real Estate (0.6%):
Chong Hong Construction Co. Ltd.	18,000	55
		1,694
Thailand (2.8%):
Consumer Discretionary (0.7%):
Somboon Advance Technology PLC	97,300	63
Financials (0.7%):
Thanachart Capital PCL	47,200	66
Health Care (0.8%):
Mega Lifesciences Public Co. Ltd. - NVDR	57,200	69
Real Estate (0.6%):
Supalai PCL (b)	82,700	59
		257
Turkey (2.1%):
Industrials (0.9%):
Tekfen Holding AS	21,874	83
Materials (1.2%):
Anadolu CAM Sanayii AS	64,581	42
Soda Sanayii AS	52,132	70
		112
		195
Total Common Stocks (Cost $8,366)		8,743
Exchange-Traded Funds (1.9%)
United States (1.9%):
iShares MSCI Emerging Markets Small-Cap ETF	3,508	167
Total Exchange-Traded Funds (Cost $179)		167
Collateral for Securities Loaned (0.7%)
United States (0.7%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.06% (e)	8,528	9
Fidelity Investments Prime Money Market Portfolio, Class I, 2.07% (e)	7,753	8
Fidelity Investments Money Market Government Portfolio, Class I, 1.81% (e)	17,533	17
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.16% (e)	3,876	4

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
JPMorgan Prime Money Market Fund, Capital Class, 2.05% (e)	20,155	$20
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.12% (e)	6,977	7
Total Collateral for Securities Loaned (Cost $65)		65
Total Investments (Cost $8,610) — 99.5%		8,975
Other assets in excess of liabilities — 0.5%		49
NET ASSETS — 100.0%		$9,024

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Brazil, Luxembourg and Mexico were fair valued at June 30, 2018. See Note 2 for further information.

(b)  Non-income producing security.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2018, the fair value of these securities was $267 (thousands) and amounted to 3.0% of net assets.

(d)  All or a portion of this security is on loan.

(e)  Rate disclosed is the daily yield on June 30, 2018.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (97.0%)
Australia (5.2%):
Consumer Discretionary (0.5%):
Aristocrat Leisure Ltd.	5,873	$134
Energy (0.5%):
Beach Energy Ltd.	106,358	138
Financials (1.7%):
Australia & New Zealand Banking Group Ltd.	4,189	88
Macquarie Group Ltd.	2,977	271
Westpac Banking Corp.	4,333	94
		453
Health Care (0.3%):
CSL Ltd.	594	84
Industrials (0.4%):
Qantas Airways Ltd.	23,821	108
Information Technology (0.3%):
Computershare, Ltd.	6,061	83
Materials (1.2%):
RIO Tinto Ltd.	5,361	331
Real Estate (0.3%):
Mirvac Group	49,810	80
		1,411
Austria (0.6%):
Financials (0.3%):
Raiffeisen Bank International AG	2,890	89
Materials (0.3%):
Voestalpine AG	1,526	70
		159
Belgium (0.7%):
Financials (0.4%):
KBC Groep NV	1,577	121
Materials (0.3%):
Solvay SA	583	73
		194
Brazil (1.3%):
Financials (0.5%):
Banco Santander Brasil SA	16,900	128
Materials (0.5%):
Vale SA	10,400	133
Telecommunication Services (0.3%):
TIM Participacoes SA	28,700	97
		358

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Canada (6.3%):
Consumer Discretionary (0.4%):
Magna International, Inc.	1,953	$114
Consumer Staples (0.3%):
Premium Brands Holdings Corp.	973	84
Energy (2.2%):
EnCana Corp.	10,582	138
Gran Tierra Energy, Inc. (b)	43,780	152
Parex Resources, Inc. (b)	11,567	218
Suncor Energy, Inc.	2,414	98
		606
Financials (2.3%):
Bank of Montreal	1,572	121
Canadian Imperial Bank of Commerce	2,216	193
Industrial Alliance Insurance	2,233	86
Sun Life Financial, Inc.	3,423	138
The Bank of Nova Scotia (c)	1,784	101
		639
Industrials (0.3%):
Air Canada (b)	4,690	76
Materials (0.8%):
Iamgold Corp. (b)	14,262	83
Teck Resources Ltd., Class B	5,169	132
		215
		1,734
China (6.7%):
Energy (0.4%):
China Petroleum & Chemical Corp., Class H	110,000	99
Financials (1.4%):
Bank of China Ltd.	247,275	123
Industrial & Commercial Bank of China Ltd.	244,250	182
PICC Property & Casualty Co. Ltd., Class H	87,000	93
		398
Health Care (0.3%):
Sinopharm Group Co. Ltd.	18,000	72
Industrials (0.6%):
China Railway Construction Corp. Ltd.	93,575	95
Country Garden Services Holdings Co. Ltd. (b)	8,275	10
Zhejiang Expressway Co. Ltd., Class H	66,000	59
		164

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Information Technology (2.7%):
Alibaba Group Holding Ltd., ADR (b)	1,208	$224
Momo, Inc., ADR (b)	1,709	74
Tencent Holdings Ltd.	6,800	342
YY, Inc., ADR (b)	991	100
		740
Materials (0.3%):
Anhui Conch Cement Co. Ltd.	14,500	83
Real Estate (0.5%):
Country Garden Holdings Co. Ltd.	72,000	126
Utilities (0.5%):
ENN Energy Holdings Ltd.	15,000	147
		1,829
Denmark (1.3%):
Financials (0.4%):
Danske Bank A/S	3,506	109
Health Care (0.6%):
H. Lundbeck A/S	2,155	151
Utilities (0.3%):
Orsted A/S (d)	1,510	92
		352
France (6.9%):
Consumer Discretionary (1.1%):
LVMH Moet Hennessy Louis Vuitton SA	595	198
Renault SA	1,233	104
		302
Consumer Staples (0.7%):
Pernod Ricard SA (c)	1,190	194
Energy (0.8%):
Total SA	3,671	223
Financials (1.0%):
AXA SA	2,808	68
BNP Paribas SA	3,423	212
		280
Industrials (0.9%):
Teleperformance	848	150
Vinci SA	1,134	109
		259
Information Technology (1.0%):
Alten Ltd.	858	88
Cap Gemini SA	634	85
Ubisoft Entertainment SA (b)	788	86
		259

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Real Estate (0.4%):
Nexity SA	1,707	$108
Telecommunication Services (0.4%):
Orange SA	7,050	118
Utilities (0.6%):
Rubis	1,201	75
Veolia Environnement SA	3,514	75
		150
		1,893
Germany (6.1%):
Consumer Discretionary (1.3%):
Continental AG	392	89
TUI AG	7,218	158
Volkswagen AG	592	98
		345
Financials (0.9%):
Allianz SE	438	90
Hannover Rueck SE	1,155	144
		234
Health Care (0.6%):
Fresenius SE & Co. KGaA	2,159	173
Industrials (0.9%):
Deutsche Lufthansa AG	3,424	82
MTU Aero Engines Holding AG	472	90
Siemens AG	614	81
		253
Information Technology (0.3%):
Infineon Technologies AG	2,902	74
Materials (1.1%):
BASF SE	2,067	197
Covestro AG (d)	1,198	107
		304
Real Estate (0.4%):
Deutsche Wohnen AG	2,410	116
Telecommunication Services (0.3%):
Deutsche Telekom AG, Registered Shares	5,965	92
Utilities (0.3%):
E.ON AG	8,255	88
		1,679
See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Hong Kong (3.6%):
Consumer Discretionary (1.3%):
Galaxy Entertainment Group Ltd.	21,000	$162
Geely Automobile Holdings Ltd.	34,000	87
Haier Electronics Group Co. Ltd.	29,000	99
		348
Consumer Staples (0.4%):
WH Group Ltd. (d)	152,500	123
Financials (0.3%):
BOC Hong Kong Holdings Ltd.	20,500	96
Industrials (0.4%):
CK Hutchison Holdings Ltd.	9,500	101
Real Estate (0.6%):
CK Asset Holdings Ltd.	9,895	78
Sun Hung KAI Properties Ltd.	6,000	91
		169
Telecommunication Services (0.3%):
HKT Trust & HKT Ltd.	56,000	72
Utilities (0.3%):
CLP Holdings Ltd.	6,500	70
		979
India (1.5%):
Energy (0.4%):
Reliance Industries Ltd.	7,982	113
Financials (0.5%):
Indiabulls Housing Finance Ltd.	7,537	126
Information Technology (0.3%):
HCL Technologies Ltd.	6,360	86
Utilities (0.3%):
Power Grid Corp. of India Ltd.	28,140	77
		402
Ireland (1.5%):
Health Care (1.2%):
ICON PLC (b)	1,498	198
Shire PLC	2,357	133
		331
Industrials (0.3%):
DCC PLC	884	80
		411
Italy (1.0%):
Telecommunication Services (0.2%):
Telecom Italia SpA (b)	75,864	56

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Utilities (0.8%):
A2A SpA	45,053	$78
Enel SpA	23,357	130
		208
		264
Japan (16.6%):
Consumer Discretionary (3.1%):
Honda Motor Co. Ltd.	6,000	176
Koito Manufacturing Co. Ltd.	2,200	145
Sekisui House Ltd.	6,300	112
Sony Corp.	6,400	328
Suzuki Motor Corp.	1,800	99
		860
Consumer Staples (1.6%):
Asahi Group Holdings Ltd.	4,100	211
Matsumotokiyoshi Holdings Co. Ltd.	2,700	121
Uni-Charm Corp.	3,500	105
		437
Financials (2.3%):
Chiba Bank Ltd.	10,700	76
ORIX Corp.	12,000	189
Sumitomo Mitsui Financial Group, Inc.	3,625	141
Sumitomo Mitsui Trust Holdings, Inc.	2,000	79
Tokio Marine Holdings, Inc.	3,000	140
		625
Health Care (1.3%):
Astellas Pharma, Inc.	9,300	141
Hoya Corp.	1,500	85
Shionogi & Co. Ltd.	2,700	139
		365
Industrials (3.2%):
Asahi Glass Co. Ltd.	2,600	101
Central Japan Railway Co.	900	186
ITOCHU Corp.	7,100	128
Mitsubishi Electric Corp.	6,500	86
Mitsui & Co. Ltd.	6,300	105
OBAYASHI Corp.	9,100	95
SMC Corp.	200	73
Taisei Corp.	1,900	105
		879

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Information Technology (2.1%):
Canon, Inc. (c)	3,000	$98
Kyocera Corp.	1,400	79
Murata Manufacturing Co. Ltd.	600	101
Nexon Co. Ltd. (b)	5,000	73
Tokyo Electron Ltd.	1,300	223
		574
Materials (0.8%):
Tosoh Corp.	4,300	66
UBE Industries Ltd.	5,500	143
		209
Real Estate (0.9%):
Daiwa House Industry Co. Ltd.	7,000	238
Telecommunication Services (0.9%):
KDDI Corp.	3,800	104
Nippon Telegraph & Telephone Corp.	3,000	136
		240
Utilities (0.4%):
Kansai Electric Power Co.	7,100	104
		4,531
Korea, Republic Of (3.7%):
Consumer Discretionary (0.6%):
LG Electronics, Inc.	1,137	85
Shinsegae, Inc.	204	73
		158
Consumer Staples (0.3%):
Orion Corp.	684	91
Financials (0.6%):
Industrial Bank of Korea	7,665	106
Shinhan Financial Group Co. Ltd.	1,743	67
		173
Information Technology (1.6%):
Samsung Electro-Mechanics Co. Ltd.	968	129
Samsung Electronics Co. Ltd.	7,262	304
		433
Materials (0.6%):
Lotte Chemical Corp.	258	81
POSCO	306	90
		171
		1,026
Luxembourg (1.1%):
Energy (0.3%):
Tenaris SA	4,560	83

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Materials (0.8%):
Arcelormittal	7,348	$215
		298
Malaysia (0.9%):
Financials (0.3%):
CIMB Group Holdings Berhad	55,200	75
Health Care (0.4%):
Top Glove Corp. (c)	34,000	102
Industrials (0.2%):
AirAsia BHD	90,800	67
		244
Mexico (1.0%):
Consumer Staples (0.6%):
Gruma SAB de CV, Class B (c)	6,760	83
Wal-Mart de Mexico SAB de CV	35,711	94
		177
Telecommunication Services (0.4%):
America Movil SAB de CV	117,095	98
		275
Netherlands (1.3%):
Financials (0.9%):
ING Groep NV	9,236	133
NN Group NV	2,794	113
		246
Industrials (0.4%):
AerCap Holdings NV (b)	2,280	123
		369
Norway (0.3%):
Financials (0.3%):
DNB ASA	4,358	85
Poland (0.6%):
Consumer Staples (0.6%):
Dino Polska SA (b) (d)	5,705	158
Portugal (0.6%):
Energy (0.6%):
Galp Energia SGPS SA	8,080	154
Russian Federation (0.8%):
Energy (0.5%):
LUKOIL PJSC, ADR	1,872	127
Financials (0.3%):
Sberbank of Russia PJSC	26,150	91
		218

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Singapore (0.7%):
Financials (0.7%):
DBS Group Holdings Ltd.	10,600	$206
South Africa (1.0%):
Consumer Discretionary (0.7%):
Naspers Ltd.	779	196
Financials (0.3%):
Nedbank Group Ltd.	3,720	68
		264
Spain (1.8%):
Energy (0.5%):
Repsol SA	6,494	127
Financials (0.3%):
Banco Santander SA	13,912	74
Industrials (0.7%):
ACS, Actividades de Construccion y Servicios SA	3,129	126
Aena SA (d)	442	80
		206
Information Technology (0.3%):
Amadeus IT Holding SA	1,062	84
		491
Sweden (1.9%):
Consumer Staples (0.3%):
Essity AB, Class B	3,321	82
Industrials (0.9%):
Atlas Copco AB, A Shares	1,947	56
Epiroc AB, Class A (b)	5,293	56
Volvo AB, Class B	9,102	145
		257
Materials (0.4%):
Boliden AB	2,965	96
Telecommunication Services (0.3%):
Tele2 AB	7,566	88
		523
Switzerland (7.5%):
Consumer Staples (1.6%):
Nestle SA, Registered Shares	5,621	436
Financials (1.1%):
Partners Group Holding AG	116	85
Swiss Life Holding AG	638	221
		306

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Health Care (2.7%):
Lonza Group AG, Registered Shares	867	$229
Novartis AG	3,426	260
Roche Holding AG	1,075	238
		727
Industrials (0.7%):
Ferguson PLC	1,075	87
Georg Fischer AG	85	109
		196
Information Technology (1.0%):
Logitech International SA	3,144	138
Stmicroelectronics NV	5,722	127
		265
Materials (0.4%):
Glencore PLC	23,391	111
		2,041
Taiwan (2.2%):
Financials (0.5%):
CTBC Financial Holding Co. Ltd.	165,000	119
Information Technology (1.4%):
Globalwafers Co. Ltd.	7,000	116
Powertech Technology, Inc.	61,000	177
Taiwan Semiconductor Manufacturing Co. Ltd.	14,000	99
		392
Materials (0.3%):
Formosa Chemicals & Fibre	22,000	87
		598
Thailand (0.3%):
Telecommunication Services (0.3%):
Advanced INFO Service	14,400	80
Turkey (0.5%):
Financials (0.3%):
Turkiye Is Bankasi	58,150	72
Telecommunication Services (0.2%):
Turkcell Iletisim Hizmetleri AS	22,295	59
		131
United Kingdom (11.2%):
Consumer Discretionary (1.1%):
Barratt Developments PLC	12,569	85
Fiat DaimlerChrysler Automobiles NV	5,652	107
JD Sports Fashion PLC	17,206	100
		292

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Consumer Staples (2.6%):
Associated British Foods PLC	2,146	$77
British American Tobacco PLC	1,990	100
Diageo PLC	6,515	234
Tate & Lyle PLC	10,876	93
Tesco PLC	59,438	201
		705
Energy (1.5%):
BP PLC	42,767	325
Cairn Energy PLC (b)	29,243	96
		421
Financials (2.6%):
3I Group PLC	19,428	230
Direct Line Insurance Group PLC	16,683	75
HSBC Holdings PLC	17,260	161
Legal & General Group PLC	22,587	79
Lloyds Banking Group PLC	199,592	166
		711
Health Care (1.3%):
AstraZeneca PLC	1,792	124
GlaxoSmithKline PLC	7,210	145
Smith & Nephew PLC	5,440	100
		369
Industrials (0.9%):
Ashtead Group PLC	7,923	236
Information Technology (0.3%):
Electrocomponents PLC	8,959	89
Materials (0.3%):
RPC Group PLC	7,304	72
Telecommunication Services (0.6%):
BT Group PLC	25,407	73
Vodafone Group PLC	40,837	99
		172
		3,067
United States (0.3%):
Consumer Discretionary (0.3%):
Carnival PLC	1,265	73
Total Common Stocks (Cost $23,592)		26,497
Preferred Stocks (0.4%)
Brazil (0.4%):
Energy (0.4%):
Petroleo Brasileiro SA	24,200	107
Total Preferred Stocks (Cost $115)		107

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Rights (0.0%) (e)
Spain (0.0%): (e)
Energy (0.0%): (e)
Repsol SA Expires 07/09/18 (b)	6,494	$4
Industrials (0.0%): (e)
ACS, Actividades de Construccion y Servicios SA Expires 07/09/18 (b)	3,129	3
Total Rights (Cost $—)		7
Exchange-Traded Funds (1.6%)
United States (1.6%):
iShares Core MSCI EAFE ETF	4,783	303
iShares Core MSCI Emerging Markets ETF	2,381	125
Total Exchange-Traded Funds (Cost $451)		428
Collateral for Securities Loaned (1.8%)
United States (1.8%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.06% (f)	65,820	66
Fidelity Investments Prime Money Market Portfolio, Class I, 2.07% (f)	59,839	60
Fidelity Investments Money Market Government Portfolio, Class I, 1.81% (f)	135,320	135
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.16% (f)	29,916	30
JPMorgan Prime Money Market Fund, Capital Class, 2.05% (f)	155,558	155
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.12% (f)	53,848	54
Total Collateral for Securities Loaned (Cost $500)		500
Total Investments (Cost $24,658) — 100.8%		27,539
Liabilities in excess of other assets — (0.8)%		(208)
NET ASSETS — 100.0%		$27,331

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Brazil, Canada and Mexico were fair valued at June 30, 2018. See Note 2 for further information.

(b)  Non-income producing security.

(c)  All or a portion of this security is on loan.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2018, the fair value of these securities was $559 (thousands) and amounted to 2.0% of net assets.

(e)  Amount represents less than 0.05% of net assets.

(f)  Rate disclosed is the daily yield on June 30, 2018.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (98.3%)
Australia (4.6%):
Consumer Discretionary (0.3%):
The Star Entertainment Group Ltd.	1,579,716	$5,753
Consumer Staples (0.4%):
Metcash Ltd. (b)	3,298,823	6,361
Energy (0.9%):
Beach Energy Ltd.	12,976,158	16,793
Financials (0.3%):
Pendal Group Ltd.	789,451	5,775
Industrials (0.8%):
Downer Edi Ltd.	1,360,879	6,812
Seven Group Holdings Ltd.	555,282	7,814
		14,626
Materials (1.1%):
CSR Ltd.	2,783,164	9,442
Mineral Resources Ltd.	453,691	5,370
OZ Minerals Ltd.	804,442	5,608
		20,420
Real Estate (0.8%):
Charter Hall Group	2,803,109	13,524
		83,252
Belgium (0.6%):
Real Estate (0.6%):
Warehouses De Pauw SCA	79,072	9,992
Canada (9.5%):
Consumer Discretionary (2.2%):
BRP, Inc. (b)	201,085	9,695
Canada Goose Holdings, Inc. (b) (c)	258,363	15,205
Entertainment One Ltd.	1,918,490	9,277
Sleep Country Canada Holdings, Inc. (d)	205,637	5,095
		39,272
Consumer Staples (0.6%):
Premium Brands Holdings Corp.	117,626	10,137
Energy (2.2%):
Enerflex Ltd.	460,270	4,951
Gran Tierra Energy, Inc. (c)	2,592,137	8,972
Parex Resources, Inc. (c)	789,124	14,900
Tamarack Valley Energy Ltd. (c)	3,173,320	11,129
		39,952
Financials (0.3%):
Canadian Western Bank (b)	230,686	6,081

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Industrials (1.7%):
Air Canada (c)	324,014	$5,238
Maxar Technologies Ltd. (b)	118,635	5,956
NFI Group, Inc. (b)	126,855	4,733
TFI International, Inc.	283,897	8,758
Wsp Global, Inc. (b)	117,862	6,206
		30,891
Materials (1.3%):
HudBay Minerals, Inc.	813,672	4,537
Iamgold Corp. (c)	1,935,811	11,281
Interfor Corp. (c)	420,593	8,079
		23,897
Real Estate (0.8%):
Canadian Apartment Properties REIT	230,890	7,488
Tricon Capital Group, Inc. (b)	746,120	6,261
		13,749
Utilities (0.4%):
Capital Power Corp.	345,080	6,623
		170,602
Cayman Islands (0.3%):
Consumer Discretionary (0.3%):
Nexteer Automotive Group Ltd.	3,265,000	4,803
Denmark (2.2%):
Consumer Staples (0.8%):
Royal Unibrew A/S	171,926	13,664
Financials (0.3%):
Jyske Bank A/S	103,577	5,662
Health Care (0.6%):
GN Store Nord A/S	258,611	11,752
Industrials (0.5%):
DFDS A/S	141,587	9,014
		40,092
Finland (1.6%):
Industrials (0.9%):
Cramo Oyj	388,788	9,022
Valmet Oyj	379,359	7,291
		16,313
Materials (0.3%):
Metsa Board OYJ	510,938	5,759
Telecommunication Services (0.4%):
DNA Oyj	295,085	7,050
		29,122

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
France (8.5%):
Consumer Discretionary (1.3%):
Faurecia Manufacture Automoblie Parts	134,301	$9,546
Seb SA (b)	31,982	5,579
Television Francaise (b)	377,839	3,974
Trigano SA	29,511	5,235
		24,334
Financials (0.3%):
SCOR SE	139,182	5,147
Health Care (1.1%):
Ipsen SA	123,641	19,337
Industrials (2.1%):
Eiffage SA	142,392	15,469
Teleperformance	129,189	22,799
		38,268
Information Technology (1.7%):
Alten Ltd.	116,464	11,971
Soitec (c)	79,820	6,693
Ubisoft Entertainment SA (c)	53,563	5,854
Worldline SA (c) (d)	99,881	5,647
		30,165
Materials (0.9%):
Arkema SA	136,490	16,105
Real Estate (0.7%):
Nexity SA	191,291	12,076
Utilities (0.4%):
Rubis	108,113	6,738
		152,170
Germany (5.6%):
Financials (0.3%):
Aareal Bank AG	126,259	5,538
Health Care (0.9%):
Carl Zeiss Meditec AG	154,688	10,554
Gerresheimer AG	73,978	5,985
		16,539
Industrials (1.7%):
Duerr AG	169,226	7,834
Kloeckner & Co. Se	601,907	6,339
MTU Aero Engines Holding AG	50,537	9,679
Rheinmetall AG	62,191	6,842
		30,694

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Information Technology (1.6%):
Bechtle AG	96,845	$7,443
Wirecard AG	128,016	20,484
		27,927
Real Estate (1.1%):
Alstria Office REIT AG	436,443	6,557
TAG Immobilien AG	620,638	13,648
		20,205
		100,903
Hong Kong (1.6%):
Consumer Discretionary (1.0%):
Luk Fook Holdings (International) Ltd.	2,002,000	8,270
Melco International Development Ltd.	2,882,000	8,841
		17,111
Information Technology (0.3%):
Tongda Group Holdings Ltd. (b)	25,090,000	5,071
Utilities (0.3%):
Towngas China Co. Ltd.	6,436,000	6,228
		28,410
Ireland (1.4%):
Consumer Discretionary (0.4%):
Dalata Hotel Group PLC (c)	813,323	6,623
Health Care (0.7%):
UDG Healthcare PLC	1,071,944	11,647
Industrials (0.3%):
Grafton Group PLC	580,310	6,079
		24,349
Israel (0.4%):
Consumer Discretionary (0.4%):
Sodastream International Ltd. (c)	79,012	6,740
Italy (3.7%):
Consumer Discretionary (0.9%):
Brembo SpA (b)	1,188,983	16,034
Financials (0.2%):
Banca Generali SpA	151,919	3,770
Health Care (1.5%):
Amplifon SpA	935,636	19,345
Diasorin SpA	62,573	7,110
		26,455
Telecommunication Services (0.6%):
Infrastructure Wireless Italiane SpA (d)	1,403,170	10,796

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Utilities (0.5%):
A2A SpA	5,373,099	$9,300
		66,355
Japan (22.4%):
Consumer Discretionary (3.4%):
Daikyonishikawa Corp.	426,400	6,231
Dcm Holdings Co. Ltd. (b)	476,300	4,456
Doutor Nichires Holdings Co. Ltd.	323,900	6,428
Keihin Corp.	276,300	5,608
Paltac Corp.	259,200	14,907
Round One Corp.	567,800	8,914
Starts Corp., Inc.	248,300	6,046
Sumitomo Forestry Co. Ltd.	538,700	8,143
		60,733
Consumer Staples (1.5%):
Fuji Oil Co. Ltd.	275,300	9,898
Matsumotokiyoshi Holdings Co. Ltd.	234,700	10,533
Nippon Suisan Kaisha Ltd.	1,183,200	5,831
		26,262
Financials (1.7%):
Aiful Corp. (b) (c)	1,767,000	5,500
North Pacific Bank Ltd.	2,050,400	6,845
The Shiga Bank Ltd. (b)	1,584,000	8,104
Zenkoku Hosho Co. Ltd.	244,900	11,090
		31,539
Health Care (1.7%):
Asahi Intecc Co. Ltd.	213,000	8,043
Jcr Pharmaceuticals Co. Ltd.	128,600	7,802
Rohto Pharmaceutical Co. Ltd.	251,100	8,047
Ship Healthcare Holdings, Inc.	190,500	7,180
		31,072
Industrials (6.6%):
CKD Corp.	606,500	9,947
Daifuku Co. Ltd.	131,300	5,737
Kanamotoc Co. Ltd.	212,100	6,698
Maeda Corp.	597,300	6,847
Makino Milling Machine Co. Ltd.	616,000	4,779
Okuma Corp.	113,400	5,980
Outsourcing, Inc.	383,900	7,103
Penta-Ocean Construction Co. Ltd.	1,143,900	7,648
Ryobi Ltd.	225,400	7,411
Sankyu, Inc.	118,700	6,231
Sanwa Holdings Corp.	783,600	8,282
Seino Holdings Co. Ltd.	601,200	10,640

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Takasago Thermal Engineering Co. Ltd.	400,200	$7,421
TODA Corp.	845,000	7,339
Tsubaki Nakashima Co., Ltd.	202,500	4,766
Ut Group Co. Ltd. (c)	310,800	11,610
		118,439
Information Technology (3.3%):
Horiba Ltd.	118,700	8,299
Net One Systems Co. Ltd.	691,400	11,871
Screen Holdings Co. Ltd.	76,600	5,365
Taiyo Yuden Co. Ltd. (b)	438,600	12,226
TIS, Inc.	297,300	13,665
Tokyo Seimitsu Co. Ltd.	220,700	7,275
		58,701
Materials (2.5%):
Denka Co. Ltd.	196,000	6,525
DOWA Holdings Co. Ltd.	61,200	1,884
Rengo Co. Ltd.	413,500	3,637
Showa Denko KK	207,300	9,178
Sumitomo Bakelite Co. Ltd.	1,079,000	10,388
Tokyo Steel Manufacturing Co. Ltd.	914,700	8,116
Yamato Kogyo Co. Ltd.	166,200	5,014
		44,742
Real Estate (1.7%):
Japan Hotel REIT Investment Corp.	7,957	5,962
Kenedix Office Investment Corp.	933	5,792
Nippon Accommodations Fund, Inc. (b)	1,365	6,214
Open House Co. Ltd.	208,100	12,298
		30,266
		401,754
Korea, Republic Of (4.6%):
Consumer Discretionary (0.6%):
GS Home Shopping, Inc.	35,150	5,681
SL Corp.	285,192	4,647
		10,328
Consumer Staples (0.0%): (e)
Maeil Dairies Co. Ltd.	4,488	359
Financials (0.7%):
KIWOOM Securities Co. Ltd.	122,645	11,931
Health Care (0.7%):
Chong Kun Dang Pharmaceutical Corp.	52,829	4,765
Korea United Pharmaceuticals, Inc.	198,972	4,608
Sillajen, Inc. (c)	58,590	3,846
		13,219
Industrials (0.4%):
LS Industrial Systems Co. Ltd.	127,795	8,092

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Information Technology (1.2%):
DuzonBizon Co. Ltd.	190,411	$10,583
SFA Engineering Corp.	206,523	6,070
Tes Co. Ltd.	266,954	5,612
		22,265
Materials (1.0%):
Poongsan Corp.	164,363	5,015
SKC Co. Ltd.	188,882	7,308
Soulbrain Co. Ltd.	87,425	4,853
		17,176
		83,370
Luxembourg (1.6%):
Consumer Discretionary (0.8%):
B&M European Value Retail SA	1,386,688	7,365
SAF-Holland SA	404,284	6,076
		13,441
Industrials (0.8%):
Stabilus SA	161,201	14,480
		27,921
Netherlands (2.7%):
Financials (1.2%):
ASR Nederland NV	201,751	8,215
Euronext NV (d)	202,760	12,847
		21,062
Industrials (0.4%):
TKH Group NV	98,394	6,229
Information Technology (0.6%):
Asm International NV	86,561	4,769
BE Semiconductor Industries NV	239,068	6,433
		11,202
Materials (0.5%):
Amg Advanced Metallurgical Group NV	167,451	9,364
		47,857
New Zealand (0.7%):
Health Care (0.7%):
Summerset Group Holdings Ltd. (b)	2,356,477	12,200
Singapore (1.1%):
Information Technology (0.2%):
Venture Corp. Ltd.	345,700	4,518

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Real Estate (0.9%):
Frasers Logistics & Industrial Trust (b)	10,236,100	$7,875
Mapletree Industrial Trust	5,769,621	8,166
		16,041
		20,559
Spain (1.3%):
Consumer Discretionary (0.3%):
Melia Hotels International SA	448,276	6,131
Financials (0.6%):
Bankinter SA	617,272	5,989
Unicaja Banco SA (d)	3,125,463	5,352
		11,341
Real Estate (0.4%):
Merlin Properties Socimi SA	423,635	6,150
		23,622
Sweden (3.1%):
Consumer Discretionary (0.5%):
Dometic Group AB (d)	911,844	8,927
Financials (0.3%):
Resurs Holdings AB (d)	845,317	5,422
Health Care (0.4%):
Swedish Orphan Biovitrum AB (c)	311,151	6,779
Industrials (0.5%):
Ahlsell AB (d)	858,039	5,052
Peab AB	642,765	4,835
		9,887
Information Technology (0.3%):
NetEnt AB (c)	953,931	5,069
Materials (0.5%):
SSAB AB, B Shares	2,193,753	8,239
Real Estate (0.6%):
Wihlborgs Fastigheter AB	906,420	10,467
		54,790
Switzerland (6.7%):
Consumer Discretionary (0.4%):
Dufry AG-Registered (b)	53,726	6,836
Consumer Staples (0.7%):
Coca-Cola HBC AG	399,452	13,293

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Financials (2.0%):
Gam Holding AG	437,217	$6,015
Helvetia Holding AG, Registered Shares	7,915	4,517
Julius Baer Group Ltd.	178,277	10,446
Swiss Life Holding AG	42,412	14,712
		35,690
Health Care (0.5%):
Straumann Holding AG	11,460	8,695
Industrials (2.1%):
Georg Fischer AG	14,479	18,497
Vat Group AG (d)	37,101	4,942
Wizz Air Holdings PLC (c) (d)	286,190	13,550
		36,989
Information Technology (1.0%):
Logitech International SA	425,215	18,637
		120,140
United Kingdom (14.1%):
Consumer Discretionary (1.8%):
Bellway PLC	169,973	6,714
Cineworld UK Ltd.	2,091,531	7,299
JD Sports Fashion PLC	2,022,150	11,715
Redrow PLC	934,316	6,562
		32,290
Consumer Staples (1.1%):
Nomad Foods Ltd. (c)	307,230	5,896
Stock Spirits Group PLC	1,413,454	4,241
Tate & Lyle PLC	1,181,995	10,057
		20,194
Energy (0.8%):
Cairn Energy PLC (c)	2,309,653	7,583
Hunting PLC (c)	645,607	6,599
		14,182
Financials (2.3%):
Ashmore Group PLC	1,354,168	6,638
Beazley PLC	883,166	6,804
IG Group Holdings PLC	645,655	7,320
Intermediate Capital Group PLC	662,099	9,590
Just Group PLC	2,732,084	4,858
Virgin Money Holdings (UK) PLC	1,414,804	6,810
		42,020
Health Care (1.1%):
Clinigen Group PLC	732,995	8,854
Dechra Pharmaceuticals PLC	163,477	5,982
Indivior PLC (c)	964,398	4,855
		19,691

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Industrials (2.3%):
Costain Group PLC	886,444	$5,140
Hays PLC	3,591,160	8,817
Keller Group PLC	498,583	6,650
National Express Group PLC	1,567,526	8,275
Northgate PLC	861,466	4,612
Vesuvius PLC	1,007,804	7,921
		41,415
Information Technology (1.8%):
Auto Trader Group PLC (d)	1,128,455	6,323
Computacenter PLC	461,573	8,792
Electrocomponents PLC	1,042,160	10,388
Spectris PLC	194,624	6,686
		32,189
Materials (1.5%):
DS Smith PLC	801,847	5,493
Ibstock PLC (d)	1,493,263	5,883
RPC Group PLC	445,736	4,388
Synthomer PLC	1,558,190	10,795
		26,559
Real Estate (1.4%):
Londonmetric Property PLC	2,829,156	6,893
Safestore Holdings PLC	1,315,117	9,507
The Unite Group PLC	751,605	8,526
		24,926
		253,466
Total Common Stocks (Cost $1,438,023)		1,762,469
Exchange-Traded Funds (0.2%)
United States (0.2%):
Vanguard FTSE Developed Markets ETF	103,917	4,458
Total Exchange-Traded Funds (Cost $4,415)		4,458
Collateral for Securities Loaned (2.2%)
United States (2.2%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.06% (f)	5,001,942	5,002
Fidelity Investments Prime Money Market Portfolio, Class I, 2.07% (f)	4,547,384	4,547
Fidelity Investments Money Market Government Portfolio, Class I, 1.81% (f)	10,283,533	10,284
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.16% (f)	2,273,424	2,273

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
JPMorgan Prime Money Market Fund, Capital Class, 2.05% (f)	11,821,477	$11,822
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.12% (f)	4,092,163	4,092
Total Collateral for Securities Loaned (Cost $38,020)		38,020
Total Investments (Cost $1,480,458) — 100.7%		1,804,947
Liabilities in excess of other assets — (0.7)%		(12,730)
NET ASSETS — 100.0%		$1,792,217

(a)  All securities, except those traded on exchanges in the United States and Canada were fair valued at June 30, 2018. See Note 2 for further information.

(b)  All or a portion of this security is on loan.

(c)  Non-income producing security.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2018, the fair value of these securities was $89,837 (thousands) and amounted to 5.0% of net assets.

(e)  Amount represents less than 0.05% of net assets.

(f)  Rate disclosed is the daily yield on June 30, 2018.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset Backed Securities (8.2%)
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class B, 2.40%, 5/18/22, Callable 11/18/20 @ 100 (a)	$485	$477
Ameriquest Mortgage Securities, Series 04-R12, Class M1, 2.95%(LIBOR01M+86bps), 1/25/35, Callable 7/25/18 @ 100 (b)	529	529
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98%, 1/18/22, Callable 9/15/20 @ 100	36	36
Drive Auto Receivables Trust, Series 2017-BA, Class B, 2.20%, 5/15/20, Callable 6/15/20 @ 100	158	158
Drive Auto Receivables Trust, Series 2017-1, Class B, 2.36%, 3/15/21, Callable 7/15/20 @ 100	360	360
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.38%, 11/15/21, Callable 11/15/19 @ 100 (a)	403	404
Drive Auto Receivables Trust, Series 2017-3, Class B, 2.30%, 5/17/21, Callable 10/15/20 @ 100	230	229
Drive Auto Recievables Trust, Series 16-CA, Class C, 3.02%, 11/15/21, Callable 11/15/20 @ 100	1,000	1,000
DT Auto Owner Trust, Series 2017-2A, Class B, 2.44%, 2/15/21, Callable 9/15/20 @ 100	435	434
DT Auto Owner Trust, Series 2017-3A, Class B, 2.40%, 5/17/21, Callable 2/15/21 @ 100	250	249
GM Financial Automobile Leasing Trust, Series 17-1, Class A3, 2.06%, 5/20/20, Callable 12/20/19 @ 100	278	276
Home Equity Asset Trust, Series 2005-2, Class M5, 3.19%(LIBOR01M+110bps), 7/25/35, Callable 7/25/18 @ 100 (b)	1,000	1,000
Park Place Securities, Inc., Series 04-WCW2, Class M2, 3.07%(LIBOR01M+98bps), 10/25/34, Callable 7/25/18 @ 100 (b)	163	163
Popular ABS Mortgage Pass-Through Trust, Series 2005-2, Class AV1B, 2.35%(LIBOR01M+26bps), 4/25/35, Callable 9/25/19 @ 100 (b)	124	123
Santander Drive Auto Receivables Trust, Series 2017-2, Class B, 2.21%, 10/15/21, Callable 7/15/20 @ 100	555	551
Santander Drive Auto Receivables Trust, Series 2016-3, Class C, 2.46%, 3/15/22, Callable 7/15/20 @ 100 (a)	985	979
Santander Retail Auto Lease Trust, Series 2018-A, Class B, 3.20%, 4/20/22, Callable 3/20/21 @ 100	525	521
Total Asset Backed Securities (Cost $7,465)		7,489
Collateralized Mortgage Obligations (3.8%)
Commercial Mortgage Trust, Series 2013-LC6, Class B, 3.74%, 1/10/46 (a)	320	317
Commercial Mortgage Trust, Series 2012-CR4, Class B, 3.70%, 10/15/45	615	603
Commercial Mortgage Trust, Series 2012-CR5, Class A2, 1.68%, 12/10/45 (a)	8	8
Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A10, 5.25%, 3/25/35, Callable 1/25/20 @ 100 (a)	3	3
GS Mortgage Securities Trust, Series 2012-GC6, Class B, 5.84%, 1/10/45 (d)	500	531

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
GSR Mortgage Loan Trust, Series 2004-15F, Class 2A1, 6.00%, 12/25/34, Callable 2/25/34 @ 100 (a)	$133	$138
WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class B, 4.72%, 3/15/47, Callable 3/1/24 @ 100 (d)	208	214
WF-RBS Commercial Mortgage Trust, Series 2014-C21, Class A2, 2.92%, 8/15/47	824	822
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A5, 3.24%, 12/15/45	270	265
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class B, 3.74%, 12/15/45	585	577
Total Collateralized Mortgage Obligations (Cost $3,619)		3,478
Corporate Bonds (35.1%)
Consumer Discretionary (2.7%):
Best Buy Co., Inc., 5.50%, 3/15/21, Callable 12/15/20 @ 100	385	403
Darden Restaurants, Inc., 3.85%, 5/1/27, Callable 2/1/27 @ 100	200	193
Hasbro, Inc., 6.35%, 3/15/40	280	307
Lear Corp., 3.80%, 9/15/27, Callable 6/15/27 @ 100	350	328
Magna International, Inc., 3.63%, 6/15/24, Callable 3/15/24 @ 100	585	583
NIKE, Inc., 3.88%, 11/1/45, Callable 5/1/45 @ 100	345	334
SES Global Americas Holdings GP, 5.30%, 3/25/44	350	304
		2,452
Consumer Staples (2.2%):
Altria Group, Inc., 4.25%, 8/9/42	105	98
Church & Dwight Co., Inc., 2.88%, 10/1/22	235	230
Estee Lauder Cos., Inc., 4.15%, 3/15/47, Callable 9/15/46 @ 100	140	143
Kerry Group Finance Services, 3.20%, 4/9/23, Callable 1/9/23 @ 100	800	782
Mead Johnson Nutrition Co., 4.60%, 6/1/44, Callable 12/1/43 @ 100 (a) (c)	295	307
Reynolds American, Inc., 6.15%, 9/15/43 (a)	175	198
Tyson Foods, Inc., 3.55%, 6/2/27, Callable 3/2/27 @ 100	198	187
		1,945

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Energy (1.7%):
Enable Midstream Partners LP, 4.40%, 3/15/27, Callable 12/15/26 @ 100 (c)	$325	$308
EQT Midstream Partners LP, 5.50%, 7/15/28, Callable 4/15/28 @ 100	320	320
Exxon Mobil Corp., 4.11%, 3/1/46, Callable 9/1/45 @ 100	85	86
Marathon Petroleum Corp., 4.75%, 9/15/44, Callable 3/15/44 @ 100	305	292
Statoil ASA, 3.95%, 5/15/43	130	124
Valero Energy Corp., 10.50%, 3/15/39	285	462
		1,592
Financials (10.7%):
Aflac, Inc., 2.88%, 10/15/26, Callable 7/15/26 @ 100	335	314
Alleghany Corp., 4.90%, 9/15/44, Callable 3/15/44 @ 100	204	207
Bank of America Corp. 2.33%(LIBOR03M+63bps), 10/1/21, Callable 10/1/20 @ 100 (b)	265	259
2.50%, 10/21/22, Callable 10/21/21 @ 100, MTN	515	493
BB&T Corp. 3.95%, 3/22/22, Callable 2/22/22 @ 100	365	371
2.75%, 4/1/22, Callable 3/1/22 @ 100, MTN	480	469
Capital One Financial Corp., 4.20%, 10/29/25, Callable 9/29/25 @ 100 (c)	545	530
Cincinnati Financial Corp., 6.13%, 11/1/34	320	381
Citigroup, Inc. 2.70%, 3/30/21	475	466
3.88%(LIBOR03M+117bps), 1/24/39, Callable 1/24/38 @ 100 (b)	235	214
JPMorgan Chase & Co. 3.88%, 9/10/24	381	377
2.95%, 10/1/26, Callable 7/1/26 @ 100	175	163
5.60%, 7/15/41	230	261
5.40%, 1/6/42	190	211
KeyCorp, 2.90%, 9/15/20, MTN	250	248
Morgan Stanley 2.65%, 1/27/20	630	625
3.13%, 7/27/26, MTN	200	186
ProAssurance Corp., 5.30%, 11/15/23	460	486
SVB Financial Group 5.38%, 9/15/20	215	224
3.50%, 1/29/25	470	455
Synovus Financial Corp., 3.13%, 11/1/22, Callable 10/1/22 @ 100	290	278

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
The Goldman Sachs Group, Inc. 2.35%, 11/15/21, Callable 11/15/20 @ 100	$265	$255
3.50%, 1/23/25, Callable 10/23/24 @ 100	275	266
Torchmark Corp., 9.25%, 6/15/19	410	433
UBS Group Funding Switzerland AG, 2.95%, 9/24/20 (c)	500	495
Unum Group, 3.00%, 5/15/21, Callable 4/15/21 @ 100	260	256
Wachovia Corp., 5.50%, 8/1/35 (a)	140	149
Wells Fargo & Co. 3.45%, 2/13/23 (c)	585	574
4.90%, 11/17/45 (a)	185	184
		9,830
Health Care (3.9%):
Agilent Technologies, Inc., 3.88%, 7/15/23, Callable 4/15/23 @ 100	295	294
Amgen, Inc., 6.90%, 6/1/38	125	159
Celgene Corp. 2.75%, 2/15/23, Callable 1/15/23 @ 100	140	134
3.90%, 2/20/28, Callable 11/20/27 @ 100	295	280
DENTSPLY Sirona, Inc., 4.13%, 8/15/21, Callable 5/15/21 @ 100	360	364
Edwards Lifesciences Corp., 4.30%, 6/15/28, Callable 3/15/28 @ 100	280	279
Express Scripts Holding Co. 2.25%, 6/15/19 (c)	415	413
3.00%, 7/15/23, Callable 5/15/23 @ 100	160	152
4.80%, 7/15/46, Callable 1/15/46 @ 100	180	171
Gilead Sciences, Inc. 4.40%, 12/1/21, Callable 9/1/21 @ 100 (a)	835	863
4.80%, 4/1/44, Callable 10/1/43 @ 100	213	221
Humana, Inc., 3.95%, 3/15/27, Callable 12/15/26 @ 100	280	275
		3,605
Industrials (4.4%):
Acuity Brands Lighting, Inc., 6.00%, 12/15/19	890	924
Aercap Holdings NV, 4.63%, 10/30/20	700	713
Canadian National Railway Co., 3.20%, 8/2/46, Callable 2/2/46 @ 100	115	99
Carlisle Cos., Inc., 3.50%, 12/1/24, Callable 10/1/24 @ 100	250	240
Hexcel Corp., 3.95%, 2/15/27, Callable 11/15/26 @ 100	150	147

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
IDEX Corp., 4.20%, 12/15/21, Callable 9/15/21 @ 100	$430	$434
JB Hunt Transport Services, Inc., 3.30%, 8/15/22, Callable 6/15/22 @ 100 (a)	275	273
Kansas City Southern, 4.95%, 8/15/45, Callable 2/15/45 @ 100	210	210
Rockwell Automation, Inc., 6.25%, 12/1/37	155	191
Snap-on, Inc., 4.10%, 3/1/48, Callable 9/1/47 @ 100	150	150
Southwest Airlines Co., 2.75%, 11/16/22, Callable 10/16/22 @ 100	310	301
Valmont Industries, Inc., 5.00%, 10/1/44, Callable 4/1/44 @ 100 (a)	370	351
		4,033
Information Technology (4.4%):
Activision Blizzard, Inc. 2.30%, 9/15/21, Callable 8/15/21 @ 100 (c)	355	343
4.50%, 6/15/47, Callable 12/15/46 @ 100	145	140
Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	223	240
Applied Materials, Inc., 5.10%, 10/1/35, Callable 4/1/35 @ 100	287	319
Cadence Design Systems, Inc., 4.38%, 10/15/24, Callable 7/15/24 @ 100	109	110
Electronic Arts, Inc., 3.70%, 3/1/21, Callable 2/1/21 @ 100	765	772
Juniper Networks, Inc., 5.95%, 3/15/41	180	184
Maxim Integrated Product, Inc., 2.50%, 11/15/18	850	848
NVIDIA Corp., 2.20%, 9/16/21, Callable 8/16/21 @ 100	165	160
VMware, Inc. 2.30%, 8/21/20	595	582
2.95%, 8/21/22, Callable 7/21/22 @ 100	345	331
		4,029
Materials (1.4%):
LYB International Finance BV, 4.00%, 7/15/23	270	270
Newcrest Finance Pty Ltd., 5.75%, 11/15/41	155	162
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25, Callable 3/15/25 @ 100	190	191
5.20%, 11/2/40	100	113
Southern Copper Corp., 5.25%, 11/8/42 (a)	160	158
Vale Overseas Ltd., 6.25%, 8/10/26	320	347
		1,241

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Real Estate (0.8%):
Health Care REIT, Inc., 5.25%, 1/15/22, Callable 10/15/21 @ 100 (a)	$330	$347
Lexington Realty Trust, 4.25%, 6/15/23, Callable 3/15/23 @ 100	218	214
National Retail Properties, Inc., 3.60%, 12/15/26, Callable 9/15/26 @ 100	180	170
		731
Telecommunication Services (1.0%):
AT&T, Inc. 4.45%, 4/1/24, Callable 1/1/24 @ 100	130	131
3.95%, 1/15/25, Callable 10/15/24 @ 100 (a)	335	328
5.15%, 11/15/46, Callable 5/15/46 @ 100	492	464
		923
Utilities (1.9%):
Arizona Public Service Co., 2.95%, 9/15/27, Callable 6/15/27 @ 100	250	235
Consolidated Edison, Inc., 6.30%, 8/15/37	250	315
Empresa Nacional de Electricidad SA, 4.25%, 4/15/24, Callable 1/15/24 @ 100	500	497
Iberdrola International BV 6.75%, 9/15/33	50	58
6.75%, 7/15/36	110	140
Oklahoma G&E Co., 5.25%, 5/15/41, Callable 11/15/40 @ 100	190	216
Public Service Electric & Gas Co., 3.95%, 5/1/42, MTN, Callable 11/1/41 @ 100 (a)	320	315
		1,776
Total Corporate Bonds (Cost $32,821)		32,157
Residential Mortgage Backed Securities (0.4%)
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE16, Class M1, 3.41%(LIBOR01M+132bps), 10/25/32, Callable 7/25/18 @ 100 (b)	154	156
JPMorgan Mortgage Trust, Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 5/25/35 @ 100 (a) (d)	217	215
Total Residential Mortgage Backed Securities (Cost $372)		371
U.S. Government Mortgage Backed Agencies (40.1%)
Federal Home Loan Mortgage Corp. 8.50%, 2/1/20 (a)	3	3
9.00%, 4/1/25 (a)	21	23
Series 4139, Class DA, 1.25%, 12/15/27	1,245	1,175
7.50%, 8/1/29 (a)	11	11
5.00%, 7/1/39 (a)	3,769	4,026

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Series 4320, Class AP, 3.50%, 7/15/39 – 11/1/47	$5,484	$5,476
Series 3713, Class PA, 2.00%, 2/15/40 – 3/15/40	1,499	1,458
Series 4049, Class AB, 2.75%, 12/15/41	240	237
Series 4494, Class JA, 3.75%, 5/15/42	893	906
3.00%, 10/1/46	784	761
4.50%, 5/1/47	3,430	3,578
		17,654
Federal National Mortgage Association Series 1990-5, Class J, 8.20%, 1/25/20 (a)	5	6
6.00%, 2/1/37 (a)	416	453
Series 2013-33, Class UD, 2.50%, 4/25/39 – 12/25/47	919	885
Series 2013-137, Class A, 3.50%, 3/25/40 – 11/1/47	4,071	4,070
Series 2011-21, Class PA, 4.50%, 5/25/40	1,090	1,128
Series 2011-101, Class LA, 3.00%, 10/25/40 – 2/1/47	5,952	5,793
Series 2013-81, Class KA, 2.75%, 9/25/42	965	947
Series 2015-61, Class PV, 3.50%, 5/25/44 (d)	959	962
4.00%, 2/1/45 – 5/1/48	4,761	4,877
		19,121
Total U.S. Government Mortgage Backed Agencies (Cost $37,577)		36,775
U.S. Treasury Obligations (10.6%)
U.S. Treasury Bonds, 2.88%, 5/15/43 (a)	2,008	1,972
U.S. Treasury Notes 2.75%, 4/30/23	5,680	5,686
2.00%, 8/15/25	2,143	2,030
Total U.S. Treasury Obligations (Cost $9,900)		9,688
Collateral for Securities Loaned (2.4%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.06% (e)	294,517	295
Fidelity Investments Prime Money Market Portfolio, Class I, 2.07% (e)	267,753	268
Fidelity Investments Money Market Government Portfolio, Class I, 1.81% (e)	605,499	605
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.16% (e)	133,861	134
JPMorgan Prime Money Market Fund, Capital Class, 2.05% (e)	696,056	696
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.12% (e)	240,949	241
Total Collateral for Securities Loaned (Cost $2,239)		2,239
Total Investments (Cost $93,993) — 100.6%		92,197
Liabilities in excess of other assets — (0.6)%		(561)
NET ASSETS — 100.0%		$91,636

(a)  All or a portion of this security has been segregated as collateral for derivative instruments.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of June 30, 2018.

(c)  All or a portion of this security is on loan.

(d)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at June 30, 2018.

(e)  Rate disclosed is the daily yield on June 30, 2018.
See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of June 30, 2018, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of June 30, 2018, based on the last reset date of the security

LP — Limited Partnership

MTN — Medium Term Note

REIT — Real Estate Investment Trust

Futures Contracts Purchased
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
10-Year U.S. Treasury Note Future	26	9/19/18	$3,108,510	$3,124,875	$16,365
5-Year U.S. Treasury Note Future	49	9/28/18	5,559,468	5,567,242	7,774
					$24,139

Futures Contracts Sold
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
2-Year U.S. Treasury Note Future	4	9/28/18	$847,611	$847,312	$299
	Total unrealized appreciation				$24,438
	Total unrealized depreciation				—
	Total net unrealized appreciation				$24,438

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)
(Amounts not in thousands)

Underlying Instrument	Fixed Deal Received Rate	Maturity Date	Payment Frequency	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX North America High Yield Index; Series 30	5.00%	6/20/23	Daily	3.59%	$5,650,000	$333,742	$327,276	$6,466

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2018

(Amounts in Thousands, Except for Shares)

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  June 30, 2018

(Amounts in Thousands, Except Per Share Amounts)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
ASSETS:
Investments, at value (Cost $142,523, $63,374 and $2,366,296)	$177,452	(a)	$70,587	(b)	$2,870,444	(c)
Cash and cash equivalents	6,206		1,452		44,668
Interest and dividends receivable	92		138		3,193
Receivable for capital shares issued	131		114		2,393
Receivable for investments sold	764		1,318		19,117
Receivable from Adviser	1		26		—
Prepaid expenses	24		13		63
Total Assets	184,670		73,648		2,939,878
LIABILITIES:
Securities lending collateral	24,083		1,186		228,224
Payable for investments purchased	468		1,410		43,819
Payable for capital shares redeemed	592		92		4,658
Payable to Adviser	—		—		10
Accrued expenses and other payables:
Investment advisory fees	132		44		1,917
Administration fees	8		4		137
Custodian fees	1		1		19
Transfer agent fees	44		18		611
Chief Compliance Officer fees	—	(d)	—	(d)	2
Trustees' fees	49		—	(d)	42
12b-1 fees	12		—	(d)	34
Other accrued expenses	26		22		200
Total Liabilities	25,415		2,777		279,673
NET ASSETS:
Capital	113,698		60,823		1,985,002
Accumulated net investment income (loss)	(1)		288		7,712
Accumulated net realized gains (losses) from investments	10,629		2,547		163,343
Net unrealized appreciation (depreciation) on investments	34,929		7,213		504,148
Net Assets	$159,255		$70,871		$2,660,205
Net Assets
Class A Shares	$67,840		$4,255		$221,775
Class C Shares	9,871		—		16,746
Class R Shares	3,465		—		14,952
Class R6 Shares	—		6,750		938,831
Class Y Shares	78,079		59,866		1,467,901
Total	$159,255		$70,871		$2,660,205
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,587		222		5,536
Class C Shares	311		—		473
Class R Shares	85		—		383
Class R6 Shares	—		350		22,615
Class Y Shares	1,680		3,095		35,582
Total	3,663		3,667		64,589
Net asset value, offering (except Class A Shares) and redemption price per share: (e)
Class A Shares	$42.75		$19.17		$40.06
Class C Shares (f)	$31.69		—		$35.40
Class R Shares	$40.76		—		$39.02
Class R6 Shares	—		$19.30		$41.51
Class Y Shares	$46.47		$19.34		$41.25
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$45.36		$20.34		$42.50

(a)  Includes $23,437 of securities on loan.

(b)  Includes $1,159 of securities on loan.

(c)  Includes $222,040 of securities on loan.

(d)  Rounds to less than $1.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  June 30, 2018

(Amounts in Thousands, Except Per Share Amounts)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
ASSETS:
Investments, at value (Cost $109,711, $372,044 and $62,929)	$119,657	(a)	$431,860	(b)	$235,735	(c)
Cash and cash equivalents	4,012		4,004		1,302
Deposits with brokers for futures contracts	—		—		262
Interest and dividends receivable	160		234		191
Receivable for capital shares issued	217		17		99
Receivable for investments sold	1,448		2,888		—
Variation margin receivable on open futures contracts	—		—		1
Receivable from Adviser	27		—	(d)	—
Prepaid expenses	24		41		23
Total Assets	125,545		439,044		237,613
LIABILITIES:
Securities lending collateral	4,718		9,959		7,789
Payable for investments purchased	717		1,533		—
Payable for capital shares redeemed	47		150		121
Accrued expenses and other payables:
Investment advisory fees	69		273		38
Administration fees	5		22		12
Custodian fees	1		3		2
Transfer agent fees	21		153		37
Chief Compliance Officer fees	—	(d)	—	(d)	—	(d)
Trustees' fees	—	(d)	270		52
12b-1 fees	—	(d)	47		16
Other accrued expenses	26		63		32
Total Liabilities	5,604		12,473		8,099
NET ASSETS:
Capital	107,051		308,890		44,499
Accumulated net investment income (loss)	252		(1)		297
Accumulated net realized gains (losses) from investments	2,692		57,866		11,937
Net unrealized appreciation (depreciation) on investments	9,946		59,816		172,781
Net Assets	$119,941		$426,571		$229,514
Net Assets
Class A Shares	$2,996		$374,259		$192,530
Class C Shares	—		18,383		—
Class R Shares	—		426		17,052
Class R6 Shares	24,926		—		—
Class Y Shares	92,019		33,503		19,932
Total	$119,941		$426,571		$229,514
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	169		8,318		8,948
Class C Shares	—		499		—
Class R Shares	—		10		794
Class R6 Shares	1,388		—		—
Class Y Shares	5,135		693		920
Total	6,692		9,520		10,662
Net asset value, offering (except Class A Shares) and redemption price per share: (e)
Class A Shares	$17.75		$44.99		$21.52
Class C Shares (f)	—		$36.81		—
Class R Shares	—		$42.61		$21.47
Class R6 Shares	$17.96		—		—
Class Y Shares	$17.92		$48.41		$21.66
Maximum Sales Charge — Class A Shares	5.75%		5.75%		2.50%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$18.83		$47.73		$22.07

(a)  Includes $4,596 of securities on loan.

(b)  Includes $9,609 of securities on loan.

(c)  Includes $7,622 of securities on loan.

(d)  Rounds to less than $1.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  June 30, 2018

(Amounts in Thousands, Except Per Share Amounts)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund		Victory Trivalent Emerging Markets Small-Cap Fund
ASSETS:
Investments, at value (Cost $2,534,385, $6,685 and $8,610)	$3,742,661	(a)	$8,486	(b)	$8,975	(c)
Foreign currency, at value (Cost $—, $— and $18)	—		—		18
Cash and cash equivalents	6,330		446		75
Interest and dividends receivable	2,912		3		22
Receivable for capital shares issued	1,848		20		6
Receivable for investments sold	23,673		251		99
Receivable from Adviser	—		1		16
Prepaid expenses	89		1		6
Total Assets	3,777,513		9,208		9,217
LIABILITIES:
Securities lending collateral	160,256		872		65
Payable for investments purchased	8,196		556		79
Payable for capital shares redeemed	25,266		—		—
Payable to Adviser	5		—		—
Accrued foreign capital gains taxes	—		—		3
Accrued expenses and other payables:
Investment advisory fees	2,285		5		8
Administration fees	186		—	(d)	—	(d)
Custodian fees	26		—	(d)	10
Transfer agent fees	887		—	(d)	3
Chief Compliance Officer fees	2		—	(d)	—	(d)
Trustees' fees	61		—	(d)	—	(d)
12b-1 fees	89		—	(d)	—	(d)
Other accrued expenses	306		13		25
Total Liabilities	197,565		1,446		193
NET ASSETS:
Capital	1,987,859		5,473		8,108
Accumulated net investment income (loss)	—		(10)		10
Accumulated net realized gains (losses) from investments net of taxes	383,813		498		544
Net unrealized appreciation (depreciation) on investments net of taxes	1,208,276		1,801		362
Net Assets	$3,579,948		$7,762		$9,024
Net Assets
Class A Shares	$575,926		$174		$1,257
Class C Shares	52,210		—		—
Class I Shares	—		7,518		—
Class R Shares	25,939		—		—
Class R6 Shares	685,568		—		—
Class Y Shares	2,240,305		70		7,767
Total	$3,579,948		$7,762		$9,024
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	16,666		13		92
Class C Shares	1,866		—		—
Class I Shares	—		540		—
Class R Shares	788		—		—
Class R6 Shares	18,352		—		—
Class Y Shares	60,893		5		571
Total	98,565		558		663
Net asset value, offering (except Class A Shares) and redemption price per share: (e)
Class A Shares	$34.56		$13.81		$13.62
Class C Shares (f)	$27.98		—		—
Class I Shares	—		$13.92		—
Class R Shares	$32.91		—		—
Class R6 Shares	$37.36		—		—
Class Y Shares	$36.79		$13.88		$13.62
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$36.67		$14.65		$14.45

(a)  Includes $157,681 of securities on loan.

(b)  Includes $849 of securities on loan.

(c)  Includes $124 of securities on loan.

(d)  Rounds to less than $1.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  June 30, 2018

(Amounts in Thousands, Except Per Share Amounts)

	Victory Trivalent International Fund-Core Equity		Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
ASSETS:
Investments, at value (Cost $24,658, $1,480,458 and $93,993)	$27,539	(a)	$1,804,947	(b)	$92,197	(c)
Foreign currency, at value (Cost $—(d), $163 and $—)	—	(d)	163		—
Cash and cash equivalents	238		16,370		1,283
Deposits with brokers for futures contracts	—		—		160
Deposits with brokers for swap agreements	—		—		687
Interest and dividends receivable	84		3,379		495
Receivable for capital shares issued	16		2,101		6
Receivable for investments sold	—		11,357		—
Variation margin receivable on open swap agreements	—		—		4
Reclaims receivable	49		1,419		—
Receivable from Adviser	46		271		—
Prepaid expenses	72		114		27
Total Assets	28,044		1,840,121		94,859
LIABILITIES:
Securities lending collateral	500		38,020		2,239
Payable for investments purchased	81		6,872		827
Payable for capital shares redeemed	—		890		—	(d)
Payable to Adviser	—		—		1
Variation margin payable on open futures contracts	—		—		1
Accrued expenses and other payables:
Investment advisory fees	18		1,366		30
Administration fees	1		90		5
Custodian fees	14		48		1
Transfer agent fees	4		458		11
Chief Compliance Officer fees	—	(d)	1		—	(d)
Trustees' fees	74		18		85
12b-1 fees	1		15		2
Other accrued expenses	20		126		21
Total Liabilities	713		47,904		3,223
NET ASSETS:
Capital	28,791		1,432,031		98,040
Accumulated net investment income (loss)	(113)		7,129		201
Accumulated net realized gains (losses) from investments	(4,228)		28,573		(4,839)
Net unrealized appreciation (depreciation) on investments	2,881		324,484		(1,766)
Net Assets	$27,331		$1,792,217		$91,636
Net Assets
Class A Shares	$8,620		$122,933		$12,592
Class C Shares	449		6,211		973
Class I Shares	2,575		866,643		—
Class R6 Shares	5,975		39,497		25,438
Class Y Shares	9,712		756,933		52,633
Total	$27,331		$1,792,217		$91,636
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,185		8,500		1,367
Class C Shares	62		440		105
Class I Shares	353		59,428		—
Class R6 Shares	817		2,697		2,756
Class Y Shares	1,337		52,131		5,704
Total	3,754		123,196		9,932
Net asset value, offering (except Class A Shares) and redemption price per share: (e)
Class A Shares	$7.28		$14.46		$9.21
Class C Shares (f)	$7.22		$14.12		$9.28
Class I Shares	$7.29		$14.58		—
Class R6 Shares	$7.31		$14.65		$9.23
Class Y Shares	$7.26		$14.52		$9.23
Maximum Sales Charge — Class A Shares	5.75%		5.75%		2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$7.72		$15.34		$9.40

(a)  Includes $544 of securities on loan.

(b)  Includes $53,698 of securities on loan.

(c)  Includes $2,170 of securities on loan.

(d)  Rounds to less than $1.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended June 30, 2018

(Amounts in Thousands)

	Victory Integrity Discovery Fund	Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
Investment Income:
Dividend income	$1,531	$1,294		$34,610
Interest income	35	12		376
Securities lending income	192	12		1,575
Foreign tax withholding	—	—		(56)
Total Income	1,758	1,318		36,505
Expenses:
Investment advisory fees	1,506	475		22,344
Administration fees	89	37		1,541
12b-1 fees — Class A Shares	163	8		551
12b-1 fees — Class C Shares	153	—		259
12b-1 fees — Class R Shares	17	—		78
Custodian fees	8	3		121
Transfer agent fees — Class A Shares	97	6		748
Transfer agent fees — Class C Shares	19	—		34
Transfer agent fees — Class R Shares	11	—		59
Transfer agent fees — Class R6 Shares	—	—	(a)	7
Transfer agent fees — Class Y Shares	94	96		2,340
Trustees' fees	20	5		204
Chief Compliance Officer fees	1	1		26
Legal and audit fees	18	14		135
State registration and filing fees	63	52		115
Other expenses	32	36		347
Total Expenses	2,291	733		28,909
Expenses waived/reimbursed by Adviser	(6)	(195)		(108)
Net Expenses	2,285	538		28,801
Net Investment Income (Loss)	(527)	780		7,704
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions and foreign currency translations	16,187	3,935		252,059
Net realized gains (losses) from futures transactions	— (a)	—		—
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	5,957	1,834		57,352
Net realized/unrealized gains (losses) on investments	22,144	5,769		309,411
Change in net assets resulting from operations	$21,617	$6,549		$317,115

(a)  Rounds to less than $1.

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended June 30, 2018

(Amounts in Thousands)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund	Victory S&P 500 Index Fund
Investment Income:
Dividend income	$1,178		$5,644	$4,512
Interest income	21		56	16
Securities lending income	18		32	8
Foreign tax withholding	—	(a)	(17)	—
Total Income	1,217		5,715	4,536
Expenses:
Investment advisory fees	633		3,345	468
Administration fees	47		263	138
12b-1 fees — Class A Shares	7		906	292
12b-1 fees — Class C Shares	—		510	—
12b-1 fees — Class R Shares	—		3	84
Custodian fees	5		23	12
Transfer agent fees — Class A Shares	3		847	159
Transfer agent fees — Class C Shares	—		129	—
Transfer agent fees — Class R Shares	—		1	15
Transfer agent fees — Class R6 Shares	—	(a)	—	—
Transfer agent fees — Class Y Shares	99		33	4
Trustees' fees	6		84	27
Chief Compliance Officer fees	1		4	2
Legal and audit fees	15		33	23
State registration and filing fees	52		57	47
Interest expense on interfund lending (See Note 6)	—		—	—	(a)
Other expenses	47		121	58
Total Expenses	915		6,359	1,329
Expenses waived/reimbursed by Adviser	(212)		(9)	—
Net Expenses	703		6,350	1,329
Net Investment Income (Loss)	514		(635)	3,207
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions and foreign currency translations	4,656		59,812	25,580
Net realized gains (losses) from futures transactions	—		—	242
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	2,457		(3,577)	1,112
Net change in unrealized appreciation/depreciation on futures transactions	—		—	(14)
Net realized/unrealized gains (losses) on investments	7,113		56,235	26,920
Change in net assets resulting from operations	$7,627		$55,600	$30,127

(a)  Rounds to less than $1.

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended June 30, 2018

(Amounts in Thousands)

	Victory Munder Mid-Cap Core Growth Fund	Victory Munder Small Cap Growth Fund		Victory Trivalent Emerging Markets Small-Cap Fund
Investment Income:
Dividend income	$38,419	$29		$208
Interest income	116	1		1
Securities lending income	87	7		5
Foreign tax withholding	—	—	(a)	(20)
Total Income	38,622	37		194
Expenses:
Investment advisory fees	29,166	57		80
Administration fees	2,294	4		4
12b-1 fees — Class A Shares	1,521	—	(a)	3
12b-1 fees — Class C Shares	1,293	—		—
12b-1 fees — Class R Shares	150	—		—
Custodian fees	195	2		50
Transfer agent fees — Class A Shares	1,145	—	(a)	2
Transfer agent fees — Class C Shares	132	—		—
Transfer agent fees — Class I Shares	—	—	(a)	—
Transfer agent fees — Class R Shares	82	—		—
Transfer agent fees — Class R6 Shares	3	—		—
Transfer agent fees — Class Y Shares	3,917	—	(a)	10
Trustees' fees	315	1		1
Chief Compliance Officer fees	35	—	(a)	— (a)
Legal and audit fees	207	11		32
State registration and filing fees	134	7		8
Accounting Fees	3	1		23
Interest expense on interfund lending (See Note 6)	1	—		—
Other expenses	494	9		10
Total Expenses	41,087	92		223
Expenses waived/reimbursed by Adviser	(23)	(13)		(113)
Net Expenses	41,064	79		110
Net Investment Income (Loss)	(2,442)	(42)		84
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions and foreign currency translations	521,973	763		812
Foreign taxes on realized gains	—	—		(7)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(55,756)	826		(533)
Net change in accrued foreign taxes on unrealized gains	—	—		(1)
Net realized/unrealized gains (losses) on investments	466,217	1,589		271
Change in net assets resulting from operations	$463,775	$1,547		$355

(a)  Rounds to less than $1.

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended June 30, 2018

(Amounts in Thousands)

	Victory Trivalent International Fund-Core Equity		Victory Trivalent International Small-Cap Fund	Victory INCORE Total Return Bond Fund
Investment Income:
Dividend income	$795		$34,438	$—
Interest income	2		161	2,981
Securities lending income	4		640	3
Foreign tax withholding	(85)		(3,703)	—
Mortgage dollar roll income	—		—	9
Total Income	716		31,536	2,993
Expenses:
Investment advisory fees	210		13,684	397
Administration fees	15		865	59
12b-1 fees — Class A Shares	18		331	34
12b-1 fees — Class C Shares	4		60	18
Custodian fees	43		246	8
Transfer agent fees — Class A Shares	10		340	28
Transfer agent fees — Class C Shares	2		8	3
Transfer agent fees — Class I Shares	—	(a)	659	—
Transfer agent fees — Class R6 Shares	—	(a)	2	— (a)
Transfer agent fees — Class Y Shares	3		830	27
Trustees' fees	15		106	24
Chief Compliance Officer fees	—	(a)	14	1
Legal and audit fees	23		89	17
State registration and filing fees	63		101	56
Interest expense on interfund lending (See Note 6)	—	(a)	—	—
Other expenses	47		231	20
Total Expenses	453		17,566	692
Expenses waived/reimbursed by Adviser	(206)		(2,107)	(52)
Net Expenses	247		15,459	640
Net Investment Income (Loss)	469		16,077	2,353
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions and foreign currency translations	781		48,310	(612)
Foreign taxes on realized gains	(2)		—	—
Net realized gains (losses) from futures transactions	—		—	(73)
Net realized gains (losses) from swap transactions	—		—	265
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	460		98,548	(2,313)
Net change in accrued foreign taxes on unrealized gains	2		—	—
Net change in unrealized appreciation/depreciation on futures transactions	—		—	57
Net change in unrealized appreciation/depreciation on swap transactions	—		—	27
Net realized/unrealized gains (losses) on investments	1,241		146,858	(2,649)
Change in net assets resulting from operations	$1,710		$162,935	$(296)

(a)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$(527)	$(758)	$780	$240	$7,704	$3,261
Net realized gains (losses) from investment transactions	16,187	16,574	3,935	1,272	252,059	138,172
Net change in unrealized appreciation (depreciation) on investments	5,957	17,374	1,834	3,068	57,352	289,457
Change in net assets resulting from operations	21,617	33,190	6,549	4,580	317,115	430,890
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	(22)	—	—	—
Class C Shares	—	—	—	—	—	—
Class R Shares	—	—	—	—	—	—
Class R6 Shares	—	—	(37)	(4)	(2,115)	(2,661)
Class Y Shares	(1)	—	(570)	(143)	(582)	(3,159)
From net realized gains:
Class A Shares	(6,533)	(4,989)	(91)	—	(12,707)	—
Class C Shares	(2,217)	(839)	—	—	(1,794)	—
Class R Shares	(394)	(82)	—	—	(937)	—
Class R6 Shares	—	—	(120)	—	(53,013)	—
Class Y Shares	(6,618)	(1,320)	(1,820)	—	(80,401)	—
Change in net assets resulting from distributions to shareholders	(15,763)	(7,230)	(2,660)	(147)	(151,549)	(5,820)
Change in net assets resulting from capital transactions	618	34,650	14,754	27,541	32,609	186,771
Change in net assets	6,472	60,610	18,643	31,974	198,175	611,841
Net Assets:
Beginning of period	152,783	92,173	52,228	20,254	2,462,030	1,850,189
End of period	$159,255	$152,783	$70,871	$52,228	$2,660,205	$2,462,030
Accumulated net investment income (loss)	$(1)	$30	$288	$137	$7,712	$2,705

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
Capital Transactions:
Class A Shares
Proceeds from shares issued	$17,473	$92,292	$1,896	$2,501	$52,055	$51,967
Distributions reinvested	5,743	4,711	112	—	9,666	—
Cost of shares redeemed	(43,675)	(75,301)	(813)	(11,245)	(72,742)	(94,576)
Total Class A Shares	$(20,459)	$21,702	$1,195	$(8,744)	$(11,021)	$(42,609)
Class C Shares
Proceeds from shares issued	$2,112	$2,880	$—	$—	$2,005	$3,752
Distributions reinvested	2,098	693	—	—	1,746	—
Cost of shares redeemed	(9,877)	(4,963)	—	—	(15,045)	(10,425)
Total Class C Shares	$(5,667)	$(1,390)	$—	$—	$(11,294)	$(6,673)
Class R Shares
Proceeds from shares issued	$2,398	$725	$—	$—	$4,730	$5,633
Distributions reinvested	232	38	—	—	639	—
Cost of shares redeemed	(1,531)	(585)	—	—	(6,631)	(8,516)
Total Class R Shares	$1,099	$178	$—	$—	$(1,262)	$(2,883)
Class R6 Shares
Proceeds from shares issued	$—	$—	$5,915	$1,518	$197,268	$298,298
Distributions reinvested	—	—	157	4	53,470	2,657
Cost of shares redeemed	—	—	(924)	(998)	(242,407)	(179,090)
Total Class R6 Shares	$—	$—	$5,148	$524	$8,331	$121,865
Class Y Shares
Proceeds from shares issued	$45,135	$34,425	$22,833	$42,859	$333,196	$445,390
Distributions reinvested	5,745	1,225	2,370	140	72,545	2,713
Cost of shares redeemed	(25,235)	(21,490)	(16,792)	(7,238)	(357,886)	(331,032)
Total Class Y Shares	$25,645	$14,160	$8,411	$35,761	$47,855	$117,071
Change in net assets resulting from capital transactions	$618	$34,650	$14,754	$27,541	$32,609	$186,771

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
Share Transactions:
Class A Shares
Issued	425	2,344	99	147	1,323	1,440
Reinvested	141	116	6	—	243	—
Redeemed	(1,057)	(1,872)	(43)	(705)	(1,843)	(2,675)
Total Class A Shares	(491)	588	62	(558)	(277)	(1,235)
Class C Shares
Issued	67	92	—	—	57	114
Reinvested	69	22	—	—	50	—
Redeemed	(324)	(163)	—	—	(434)	(324)
Total Class C Shares	(188)	(49)	—	—	(327)	(210)
Class R Shares
Issued	59	19	—	—	123	158
Reinvested	6	1	—	—	16	—
Redeemed	(38)	(15)	—	—	(171)	(242)
Total Class R Shares	27	5	—	—	(32)	(84)
Class R6 Shares
Issued	—	—	314	85	4,837	7,970
Reinvested	—	—	8	— (a)	1,298	68
Redeemed	—	—	(48)	(56)	(5,939)	(4,887)
Total Class R6 Shares	—	—	274	29	196	3,151
Class Y Shares
Issued	995	806	1,194	2,519	8,229	12,064
Reinvested	130	28	122	8	1,773	70
Redeemed	(566)	(502)	(879)	(411)	(8,837)	(8,938)
Total Class Y Shares	559	332	437	2,116	1,165	3,196
Change in Shares	(93)	876	773	1,587	725	4,818

(a)  Rounds to less than 1.
See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$514	$130	$(635)	$(306)	$3,207	$3,587
Net realized gains (losses) from investment transactions	4,656	599	59,812	30,736	25,822	24,433
Net change in unrealized appreciation (depreciation) on investments	2,457	5,175	(3,577)	35,960	1,098	10,521
Change in net assets resulting from operations	7,627	5,904	55,600	66,390	30,127	38,541
Distributions to Shareholders:
From net investment income:
Class A Shares	(7)	—	— (a)	—	(2,758)	(3,000)
Class C Shares	—	—	—	—	—	—
Class R Shares	—	—	—	—	(170)	(171)
Class R6 Shares	(10)	—	—	—	—	—
Class Y Shares	(335)	(32)	—	—	(340)	(633)
From net realized gains:
Class A Shares	(30)	—	(18,795)	—	(26,711)	(12,170)
Class C Shares	—	—	(3,551)	—	—	—
Class R Shares	—	—	(29)	—	(2,282)	(911)
Class R6 Shares	(24)	—	—	—	—	—
Class Y Shares	(805)	—	(1,654)	—	(3,200)	(2,439)
Change in net assets resulting from distributions to shareholders	(1,211)	(32)	(24,029)	—	(35,461)	(19,324)
Change in net assets resulting from capital transactions	57,694	26,944	(28,516)	(51,451)	(1,177)	(18,279)
Change in net assets	64,110	32,816	3,055	14,939	(6,511)	938
Net Assets:
Beginning of period	55,831	23,015	423,516	408,577	236,025	235,087
End of period	$119,941	$55,831	$426,571	$423,516	$229,514	$236,025
Accumulated net investment income (loss)	$252	$90	$(1)	$226	$297	$16

(a)  Rounds to less than $1.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
Capital Transactions:
Class A Shares
Proceeds from shares issued	$906	$1,960	$43,309	$17,665	$18,458	$19,860
Distributions reinvested	37	—	15,715	—	25,965	13,337
Cost of shares redeemed	(490)	(562)	(51,996)	(47,504)	(39,831)	(41,968)
Total Class A Shares	$453	$1,398	$7,028	$(29,839)	$4,592	$(8,771)
Class C Shares
Proceeds from shares issued	$—	$—	$1,732	$863	$—	$—
Distributions reinvested	—	—	3,424	—	—	—
Cost of shares redeemed	—	—	(47,984)	(21,471)	—	—
Total Class C Shares	$—	$—	$(42,828)	$(20,608)	$—	$—
Class R Shares
Proceeds from shares issued	$—	$—	$303	$167	$5,345	$5,029
Distributions reinvested	—	—	25	—	2,452	1,082
Cost of shares redeemed	—	—	(451)	(1,092)	(5,853)	(4,986)
Total Class R Shares	$—	$—	$(123)	$(925)	$1,944	$1,125
Class R6 Shares
Proceeds from shares issued	$24,935	$257	$—	$—	$—	$—
Distributions reinvested	34	—	—	—	—	—
Cost of shares redeemed	(2)	(4,280)	—	—	—	—
Total Class R6 Shares	$24,967	$(4,023)	$—	$—	$—	$—
Class Y Shares
Proceeds from shares issued	$43,136	$37,010	$11,927	$6,634	$3,156	$7,296
Distributions reinvested	1,135	32	1,148	—	2,838	2,799
Cost of shares redeemed	(11,997)	(7,473)	(5,668)	(6,713)	(13,707)	(20,728)
Total Class Y Shares	$32,274	$29,569	$7,407	$(79)	$(7,713)	$(10,633)
Change in net assets resulting from capital transactions	$57,694	$26,944	$(28,516)	$(51,451)	$(1,177)	$(18,279)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
Share Transactions:
Class A Shares
Issued	52	126	952	443	835	929
Reinvested	2	—	336	—	1,218	642
Redeemed	(29)	(36)	(1,141)	(1,231)	(1,772)	(1,965)
Total Class A Shares	25	90	147	(788)	281	(394)
Class C Shares
Issued	—	—	45	27	—	—
Reinvested	—	—	89	—	—	—
Redeemed	—	—	(1,292)	(648)	—	—
Total Class C Shares	—	—	(1,158)	(621)	—	—
Class R Shares
Issued	—	—	7	5	240	234
Reinvested	—	—	1	—	115	52
Redeemed	—	—	(11)	(29)	(260)	(232)
Total Class R Shares	—	—	(3)	(24)	95	54
Class R6 Shares
Issued	1,385	18	—	—	—	—
Reinvested	2	—	—	—	—	—
Redeemed	— (a)	(270)	—	—	—	—
Total Class R6 Shares	1,387	(252)	—	—	—	—
Class Y Shares
Issued	2,444	2,373	246	158	139	341
Reinvested	62	2	23	—	132	134
Redeemed	(679)	(484)	(115)	(160)	(613)	(946)
Total Class Y Shares	1,827	1,891	154	(2)	(342)	(471)
Change in Shares	3,239	1,729	(860)	(1,435)	34	(811)

(a)  Rounds to less than 1.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund		Victory Trivalent Emerging Markets Small-Cap Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$(2,442)	$(36)	$(42)	$(7)	$84	$48
Net realized gains (losses) from investment transactions	521,973	848,910	763	20	805	76
Net change in unrealized appreciation (depreciation) on investments	(55,756)	(129,327)	826	1,385	(534)	694
Change in net assets resulting from operations	463,775	719,547	1,547	1,398	355	818
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	—	—	(7)	(3)
Class C Shares	—	—	—	—	—	—
Class R Shares	—	—	—	—	—	—
Class R6 Shares	—	—	—	—	—	—
Class Y Shares	—	—	—	—	(68)	(40)
From net realized gains:
Class A Shares	(104,767)	(103,938)	(1)	—	(14)	—
Class C Shares	(29,546)	(24,737)	—	—	—	—
Class I Shares	—	—	(40)	—	—	—
Class R Shares	(5,532)	(4,453)	—	—	—	—
Class R6 Shares	(124,281)	(81,739)	—	—	—	—
Class Y Shares	(397,335)	(291,102)	— (a)	—	(83)	—
Change in net assets resulting from distributions to shareholders	(661,461)	(505,969)	(41)	—	(172)	(43)
Change in net assets resulting from capital transactions	(168,499)	(1,196,267)	68	361	3,257	860
Change in net assets	(366,185)	(982,689)	1,574	1,759	3,440	1,635
Net Assets:
Beginning of period	3,946,133	4,928,822	6,188	4,429	5,584	3,949
End of period	$3,579,948	$3,946,133	$7,762	$6,188	$9,024	$5,584
Accumulated net investment income (loss)	$—	$38	$(10)	$(17)	$10	$14

(a)  Rounds to less than $1.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund			Victory Trivalent Emerging Markets Small-Cap Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018		Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
Capital Transactions:
Class A Shares
Proceeds from shares issued	$146,726	$131,026	$67		$70	$752	$393
Distributions reinvested	91,860	89,253	1		—	20	2
Cost of shares redeemed	(288,148)	(565,497)	(4)		(59)	(213)	(39)
Total Class A Shares	$(49,562)	$(345,218)	$64		$11	$559	$356
Class C Shares
Proceeds from shares issued	$3,998	$7,907	$—		$—	$—	$—
Distributions reinvested	27,760	20,067	—		—	—	—
Cost of shares redeemed	(113,829)	(82,640)	—		—	—	—
Total Class C Shares	$(82,071)	$(54,666)	$—		$—	$—	$—
Class I Shares
Proceeds from shares issued	$—	$—	$—		$440	$—	$—
Distributions reinvested	—	—	40		—	—	—
Cost of shares redeemed	—	—	(36)		(90)	—	—
Total Class I Shares	$—	$—	$4		$350	$—	$—
Class R Shares
Proceeds from shares issued	$5,157	$5,802	$—		$—	$—	$—
Distributions reinvested	5,241	4,278	—		—	—	—
Cost of shares redeemed	(15,368)	(18,371)	—		—	—	—
Total Class R Shares	$(4,970)	$(8,291)	$—		$—	$—	$—
Class R6 Shares
Proceeds from shares issued	$145,169	$214,659	$—		$—	$—	$—
Distributions reinvested	121,716	79,420	—		—	—	—
Cost of shares redeemed	(310,142)	(331,330)	—		—	—	—
Total Class R6 Shares	$(43,257)	$(37,251)	$—		$—	$—	$—
Class Y Shares
Proceeds from shares issued	$364,880	$428,446	$—		$—	$3,959	$674
Distributions reinvested	371,740	271,924	—	(a)	—	151	37
Cost of shares redeemed	(725,259)	(1,451,211)	—		—	(1,412)	(207)
Total Class Y Shares	$11,361	$(750,841)	$—	(a)	$—	$2,698	$504
Change in net assets resulting from capital transactions	$(168,499)	$(1,196,267)	$68		$361	$3,257	$860

(a) Rounds to less than $1.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund			Victory Trivalent Emerging Markets Small-Cap Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018		Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
Share Transactions:
Class A Shares
Issued	4,136	3,622	6		6	50	33
Reinvested	2,679	2,653	—	(a)	—	1	—
Redeemed	(7,821)	(15,569)	—	(a)	(5)	(15)	(3)
Total Class A Shares	(1,006)	(9,294)	6		1	36	30
Class C Shares
Issued	136	264	—		—	—	—
Reinvested	996	702	—		—	—	—
Redeemed	(3,969)	(2,651)	—		—	—	—
Total Class C Shares	(2,837)	(1,685)	—		—	—	—
Class I Shares
Issued	—	—	—		47	—	—
Reinvested	—	—	3		—	—	—
Redeemed	—	—	(3)		(10)	—	—
Total Class I Shares	—	—	—	(a)	37	—	—
Class R Shares
Issued	146	166	—		—	—	—
Reinvested	160	132	—		—	—	—
Redeemed	(437)	(524)	—		—	—	—
Total Class R Shares	(131)	(226)	—		—	—	—
Class R6 Shares
Issued	3,650	5,620	—		—	—	—
Reinvested	3,291	2,227	—		—	—	—
Redeemed	(7,846)	(8,498)	—		—	—	—
Total Class R6 Shares	(905)	(651)	—		—	—	—
Class Y Shares
Issued	9,393	11,262	—		—	268	58
Reinvested	10,196	7,703	—	(a)	—	11	4
Redeemed	(18,688)	(38,031)	—		—	(103)	(19)
Total Class Y Shares	901	(19,066)	—	(a)	—	176	43
Change in Shares	(3,978)	(30,922)	6		38	212	73

(a)  Rounds to less than 1.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Trivalent International Fund-Core Equity		Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$469	$293	$16,077	$12,538	$2,353	$2,586
Net realized gains (losses) from investment transactions	779	1,608	48,310	17,173	(420)	510
Net change in unrealized appreciation (depreciation) on investments	462	1,828	98,548	165,695	(2,229)	(1,880)
Change in net assets resulting from operations	1,710	3,729	162,935	195,406	(296)	1,216
Distributions to Shareholders:
From net investment income:
Class A Shares	(119)	(94)	(1,435)	(878)	(405)	(526)
Class C Shares	(8)	(12)	(20)	(17)	(40)	(75)
Class I Shares	(8)	(6)	(8,652)	(6,447)	—	—
Class R6 Shares	(42)	(28)	(424)	(261)	(394)	(215)
Class Y Shares	(311)	(387)	(6,707)	(5,255)	(2,346)	(3,030)
From net realized gains:
Class A Shares	(326)	—	(799)	—	—	—
Class C Shares	(39)	—	(34)	—	—	—
Class I Shares	(19)	—	(3,698)	—	—	—
Class R6 Shares	(99)	—	(199)	—	—	—
Class Y Shares	(746)	—	(3,159)	—	—	—
Change in net assets resulting from distributions to shareholders	(1,717)	(527)	(25,127)	(12,858)	(3,185)	(3,846)
Change in net assets resulting from capital transactions	4,815	(1,202)	536,657	98,726	(4,486)	1,908
Change in net assets	4,808	2,000	674,465	281,274	(7,967)	(722)
Net Assets:
Beginning of period	22,523	20,523	1,117,752	836,478	99,603	100,325
End of period	$27,331	$22,523	$1,792,217	$1,117,752	$91,636	$99,603
Accumulated net investment income (loss)	$(113)	$(25)	$7,129	$7,927	$201	$619

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Trivalent International Fund-Core Equity		Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
Capital Transactions:
Class A Shares
Proceeds from shares issued	$4,118	$1,296	$96,006	$34,930	$1,834	$2,018
Distributions reinvested	385	77	2,090	753	329	424
Cost of shares redeemed	(1,454)	(1,165)	(82,043)	(37,141)	(3,686)	(3,371)
Total Class A Shares	$3,049	$208	$16,053	$(1,458)	$(1,523)	$(929)
Class C Shares
Proceeds from shares issued	$161	$67	$2,219	$942	$255	$205
Distributions reinvested	40	7	48	15	38	62
Cost of shares redeemed	(550)	(582)	(1,802)	(2,566)	(1,330)	(1,368)
Total Class C Shares	$(349)	$(508)	$465	$(1,609)	$(1,037)	$(1,101)
Class I Shares
Proceeds from shares issued	$2,276	$144	$335,704	$112,440	$—	$—
Distributions reinvested	27	6	5,067	2,277	—	—
Cost of shares redeemed	(21)	(6)	(77,903)	(39,105)	—	—
Total Class I Shares	$2,282	$144	$262,868	$75,612	$—	$—
Class R6 Shares
Proceeds from shares issued	$5,013	$773	$13,576	$17,102	$19,851	$5,345
Distributions reinvested	141	28	620	260	394	215
Cost of shares redeemed	(646)	(961)	(8,370)	(4,824)	(1,082)	(1,189)
Total Class R6 Shares	$4,508	$(160)	$5,826	$12,538	$19,163	$4,371
Class Y Shares
Proceeds from shares issued	$947	$6,797	$362,273	$118,109	$6,981	$10,033
Distributions reinvested	990	371	7,971	4,284	2,034	2,677
Cost of shares redeemed	(6,612)	(8,054)	(118,799)	(108,750)	(30,104)	(13,143)
Total Class Y Shares	$(4,675)	$(886)	$251,445	$13,643	$(21,089)	$(433)
Change in net assets resulting from capital transactions	$4,815	$(1,202)	$536,657	$98,726	$(4,486)	$1,908

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Trivalent International Fund-Core Equity		Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
Share Transactions:
Class A Shares
Issued	539	190	6,899	3,023	196	211
Reinvested	51	12	145	70	35	44
Redeemed	(190)	(175)	(5,715)	(3,277)	(392)	(352)
Total Class A Shares	400	27	1,329	(184)	(161)	(97)
Class C Shares
Issued	21	10	155	85	27	22
Reinvested	5	1	3	1	4	6
Redeemed	(72)	(84)	(128)	(231)	(142)	(142)
Total Class C Shares	(46)	(73)	30	(145)	(111)	(114)
Class I Shares
Issued	300	21	22,819	9,680	—	—
Reinvested	4	1	348	210	—	—
Redeemed	(3)	(1)	(5,383)	(3,408)	—	—
Total Class I Shares	301	21	17,784	6,482	—	—
Class R6 Shares
Issued	658	115	927	1,482	2,125	552
Reinvested	19	4	42	24	42	22
Redeemed	(84)	(148)	(579)	(419)	(113)	(123)
Total Class R6 Shares	593	(29)	390	1,087	2,054	451
Class Y Shares
Issued	125	1,048	24,880	10,237	730	1,050
Reinvested	131	59	549	397	216	279
Redeemed	(876)	(1,248)	(8,186)	(9,455)	(3,227)	(1,367)
Total Class Y Shares	(620)	(141)	17,243	1,179	(2,281)	(38)
Change in Shares	628	(195)	36,776	8,419	(499)	202

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Integrity Discovery Fund
	Class A Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$41.01	$32.71	$38.13		$37.51	$35.12
Investment Activities:
Net investment income (loss) (a)	(0.16)	(0.19)	(0.09)		(0.24)	(0.38)
Net realized and unrealized gains (losses) on investments	6.40	10.10	(2.73)		4.22	8.01
Total from Investment Activities	6.24	9.91	(2.82)		3.98	7.63
Distributions to Shareholders:
Net realized gains from investments	(4.50)	(1.61)	(2.65)		(3.36)	(5.24)
Total Distributions to Shareholders	(4.50)	(1.61)	(2.65)		(3.36)	(5.24)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.05		—	—
Net Asset Value, End of Period	$42.75	$41.01	$32.71		$38.13	$37.51
Total Return (excludes sales charge)	15.76%	30.36%	(7.34	)%(b)	11.32%	21.75%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$67,840	$85,228	$48,759		$60,621	$82,905
Ratio of net expenses to average net assets	1.54%	1.55%	1.60%		1.70%	1.83%
Ratio of net investment income (loss) to average net assets	(0.39)%	(0.50)%	(0.27)%		(0.66)%	(1.00)%
Portfolio turnover (c)	45%	110%	42%		38%	62%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016 (See Note 8).

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Discovery Fund
	Class C Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$31.69	$25.76	$30.85		$31.20	$30.16
Investment Activities:
Net investment income (loss) (a)	(0.34)	(0.38)	(0.28)		(0.43)	(0.55)
Net realized and unrealized gains (losses) on investments	4.84	7.92	(2.21)		3.44	6.83
Total from Investment Activities	4.50	7.54	(2.49)		3.01	6.28
Distributions to Shareholders:
Net realized gains from investments	(4.50)	(1.61)	(2.65)		(3.36)	(5.24)
Total Distributions to Shareholders	(4.50)	(1.61)	(2.65)		(3.36)	(5.24)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.05		—	—
Net Asset Value, End of Period	$31.69	$31.69	$25.76		$30.85	$31.20
Total Return (excludes contingent deferred sales charge)	14.88%	29.33%	(8.04	)%(b)	10.41%	20.86%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$9,871	$15,796	$14,096		$16,989	$17,532
Ratio of net expenses to average net assets	2.32%	2.36%	2.38%		2.50%	2.58%
Ratio of net investment income (loss) to average net assets	(1.10)%	(1.28)%	(1.05)%		(1.45)%	(1.75)%
Portfolio turnover (c)	45%	110%	42%		38%	62%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016 (See Note 8).

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Discovery Fund
	Class R Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$39.49	$31.71	$37.21		$36.81	$34.63
Investment Activities:
Net investment income (loss) (a)	(0.28)	(0.37)	(0.24)		(0.36)	(0.46)
Net realized and unrealized gains (losses) on investments	6.05	9.76	(2.66)		4.12	7.88
Total from Investment Activities	5.77	9.39	(2.90)		3.76	7.42
Distributions to Shareholders:
Net realized gains from investments	(4.50)	(1.61)	(2.65)		(3.36)	(5.24)
Total Distributions to Shareholders	(4.50)	(1.61)	(2.65)		(3.36)	(5.24)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.05		—	—
Net Asset Value, End of Period	$40.76	$39.49	$31.71		$37.21	$36.81
Total Return	15.15%	29.67%	(7.76	)%(b)	10.88%	21.46%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,465	$2,291	$1,696		$1,232	$921
Ratio of net expenses to average net assets	2.08%	2.08%	2.08%		2.08%	2.08%
Ratio of net investment income (loss) to average net assets	(0.70)%	(0.99)%	(0.75)%		(1.00)%	(1.24)%
Ratio of gross expenses to average net assets (c)	2.27%	2.56%	2.39%		2.75%	2.08%
Portfolio turnover (d)	45%	110%	42%		38%	62%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016 (See Note 8).

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Discovery Fund
	Class Y Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$44.11	$35.02	$40.52		$39.55	$36.72
Investment Activities:
Net investment income (loss) (a)	(0.05)	(0.13)	(0.01)		(0.15)	(0.29)
Net realized and unrealized gains (losses) on investments	6.91	10.83	(2.89)		4.48	8.36
Total from Investment Activities	6.86	10.70	(2.90)		4.33	8.07
Distributions to Shareholders:
Net investment income	— (b)	—	—		—	—
Net realized gains from investments	(4.50)	(1.61)	(2.65)		(3.36)	(5.24)
Total Distributions to Shareholders	(4.50)	(1.61)	(2.65)		(3.36)	(5.24)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.05		—	—
Net Asset Value, End of Period	$46.47	$44.11	$35.02		$40.52	$39.55
Total Return	16.08%	30.62%	(7.10	)%(c)	11.60%	22.08%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$78,079	$49,468	$27,622		$36,217	$22,279
Ratio of net expenses to average net assets	1.28%	1.38%	1.35%		1.45%	1.58%
Ratio of net investment income (loss) to average net assets	(0.12)%	(0.30)%	(0.03)%		(0.39)%	(0.75)%
Portfolio turnover (d)	45%	110%	42%		38%	62%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016 (See Note 8).

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Integrity Mid-Cap Value Fund
	Class A Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$17.91	$15.43	$15.54		$15.83	$12.59
Investment Activities:
Net investment income (loss) (a)	0.19	0.03	0.07		(0.02)	(0.04)
Net realized and unrealized gains (losses) on investments	1.84	2.45	(0.01	)(b)	0.16	3.56
Total from Investment Activities	2.03	2.48	0.06		0.14	3.52
Distributions to Shareholders:
Net investment income	(0.15)	—	(0.04)		—	—
Net realized gains from investments	(0.62)	—	(0.13)		(0.43)	(0.28)
Total Distributions to Shareholders	(0.77)	—	(0.17)		(0.43)	(0.28)
Net Asset Value, End of Period	$19.17	$17.91	$15.43		$15.54	$15.83
Total Return (excludes sales charge)	11.32%	16.07%	0.41%		0.84%	28.20%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,255	$2,864	$11,086		$10,396	$4,283
Ratio of net expenses to average net assets	1.09%	1.35%	1.50%		1.50%	1.50%
Ratio of net investment income (loss) to average net assets	1.01%	0.19%	0.44%		(0.14)%	(0.27)%
Ratio of gross expenses to average net assets (c)	1.67%	1.94%	1.63%		2.10%	4.75%
Portfolio turnover (d)	73%	68%	71%		58%	51%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Mid-Cap Value Fund
	Class R6 Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Period Ended June 30, 2016(a)
Net Asset Value, Beginning of Period	$18.02	$15.53	$14.38
Investment Activities:
Net investment income (loss) (b)	0.22	0.12	0.06
Net realized and unrealized gains (losses) on investments	1.87	2.43	1.30
Total from Investment Activities	2.09	2.55	1.36
Distributions to Shareholders:
Net investment income	(0.19)	(0.06)	(0.08)
Net realized gains from investments	(0.62)	—	(0.13)
Total Distributions to Shareholders	(0.81)	(0.06)	(0.21)
Net Asset Value, End of Period	$19.30	$18.02	$15.53
Total Return (c)	11.68%	16.42%	9.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,750	$1,375	$726
Ratio of net expenses to average net assets (d)	0.77%	0.89%	1.04%
Ratio of net investment income (loss) to average net assets (d)	1.14%	0.71%	0.75%
Ratio of gross expenses to average net assets (d) (e)	1.17%	3.01%	3.10%
Portfolio turnover (c) (f)	73%	68%	71%

(a)  Class R6 Shares of the Fund commenced operations on December 15, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Mid-Cap Value Fund
	Class Y Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$18.06	$15.58	$15.65		$15.89	$12.61
Investment Activities:
Net investment income (loss) (a)	0.24	0.13	0.13		0.01	(0.01)
Net realized and unrealized gains (losses) on investments	1.85	2.43	(0.02	)(b)	0.18	3.57
Total from Investment Activities	2.09	2.56	0.11		0.19	3.56
Distributions to Shareholders:
Net investment income	(0.19)	(0.08)	(0.05)		—	—
Net realized gains from investments	(0.62)	—	(0.13)		(0.43)	(0.28)
Total Distributions to Shareholders	(0.81)	(0.08)	(0.18)		(0.43)	(0.28)
Net Asset Value, End of Period	$19.34	$18.06	$15.58		$15.65	$15.89
Total Return	11.58%	16.43%	0.73%		1.15%	28.48%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$59,866	$47,989	$8,442		$4,507	$3,133
Ratio of net expenses to average net assets	0.84%	0.89%	1.15%		1.25%	1.25%
Ratio of net investment income (loss) to average net assets	1.25%	0.74%	0.85%		0.08%	(0.09)%
Ratio of gross expenses to average net assets (c)	1.13%	1.18%	1.15%		1.75%	4.80%
Portfolio turnover (d)	73%	68%	71%		58%	51%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Integrity Small-Cap Value Fund
	Class A Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$37.70	$30.72	$33.48	$32.77	$25.95
Investment Activities:
Net investment income (loss) (a)	(0.04)	(0.08)	0.01	(0.03)	(0.13)
Net realized and unrealized gains (losses) on investments	4.76	7.06	(2.31)	0.74	6.97
Total from Investment Activities	4.72	6.98	(2.30)	0.71	6.84
Distributions to Shareholders:
Net investment income	—	—	—	—	(0.02)
Net realized gains from investments	(2.36)	—	(0.46)	—	—
Total Distributions to Shareholders	(2.36)	—	(0.46)	—	(0.02)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	— (b)	—	—
Net Asset Value, End of Period	$40.06	$37.70	$30.72	$33.48	$32.77
Total Return (excludes sales charge)	12.55%	22.72%	(6.87)%	2.17%	26.36%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$221,775	$219,113	$216,492	$246,351	$168,289
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.10)%	(0.22)%	0.04%	(0.08)%	(0.44)%
Ratio of gross expenses to average net assets (c)	1.54%	1.52%	1.57%	1.53%	1.52%
Portfolio turnover (d)	70%	58%	47%	38%	92%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Small-Cap Value Fund
	Class C Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$33.76	$27.69	$30.45	$30.03	$23.94
Investment Activities:
Net investment income (loss) (a)	(0.24)	(0.28)	(0.19)	(0.25)	(0.33)
Net realized and unrealized gains (losses) on investments	4.24	6.35	(2.11)	0.67	6.42
Total from Investment Activities	4.00	6.07	(2.30)	0.42	6.09
Distributions to Shareholders:
Net realized gains from investments	(2.36)	—	(0.46)	—	—
Total Distributions to Shareholders	(2.36)	—	(0.46)	—	—
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	— (b)	—	—
Net Asset Value, End of Period	$35.40	$33.76	$27.69	$30.45	$30.03
Total Return (excludes contingent deferred sales charge)	11.86%	21.92%	(7.56)%	1.40%	25.44%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$16,746	$27,015	$27,987	$28,090	$25,035
Ratio of net expenses to average net assets	2.13%	2.16%	2.22%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets	(0.70)%	(0.89)%	(0.68)%	(0.85)%	(1.20)%
Ratio of gross expenses to average net assets (c)	2.13%	2.16%	2.22%	2.25%	2.28%
Portfolio turnover (d)	70%	58%	47%	38%	92%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Small-Cap Value Fund
	Class R Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$36.86	$30.11	$33.00	$32.29	$25.61
Investment Activities:
Net investment income (loss) (a)	(0.13)	(0.16)	(0.06)	(0.12)	(0.21)
Net realized and unrealized gains (losses) on investments	4.65	6.91	(2.37)	0.83	6.89
Total from Investment Activities	4.52	6.75	(2.43)	0.71	6.68
Distributions to Shareholders:
Net realized gains from investments	(2.36)	—	(0.46)	—	—
Total Distributions to Shareholders	(2.36)	—	(0.46)	—	—
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	— (b)	—	—
Net Asset Value, End of Period	$39.02	$36.86	$30.11	$33.00	$32.29
Total Return	12.29%	22.42%	(7.36)%	2.20%	26.08%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$14,952	$15,317	$15,042	$11,850	$5,350
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	(0.35)%	(0.46)%	(0.19)%	(0.37)%	(0.70)%
Ratio of gross expenses to average net assets (c)	1.89%	2.06%	1.96%	2.02%	1.75%
Portfolio turnover (d)	70%	58%	47%	38%	92%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Small-Cap Value Fund
	Class R6 Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$38.86	$31.60	$34.31	$33.43	$26.41
Investment Activities:
Net investment income (loss) (a)	0.18	0.12	0.18	0.13	(0.01)
Net realized and unrealized gains (losses) on investments	4.92	7.28	(2.38)	0.75	7.11
Total from Investment Activities	5.10	7.40	(2.20)	0.88	7.10
Distributions to Shareholders:
Net investment income	(0.09)	(0.14)	(0.05)	—	(0.08)
Net realized gains from investments	(2.36)	—	(0.46)	—	—
Total Distributions to Shareholders	(2.45)	(0.14)	(0.51)	—	(0.08)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	— (b)	—	—
Net Asset Value, End of Period	$41.51	$38.86	$31.60	$34.31	$33.43
Total Return	13.17%	23.40%	(6.41)%	2.63%	26.89%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$938,831	$871,150	$608,927	$423,831	$286,897
Ratio of net expenses to average net assets	0.95%	0.96%	1.00%	1.04%	1.07%
Ratio of net investment income (loss) to average net assets	0.45%	0.33%	0.57%	0.37%	(0.02)%
Ratio of gross expenses to average net assets (c)	0.95%	0.96%	1.00%	1.04%	1.07%
Portfolio turnover (d)	70%	58%	47%	38%	92%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Small-Cap Value Fund
	Class Y Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$38.63	$31.45	$34.15	$33.33	$26.35
Investment Activities:
Net investment income (loss) (a)	0.11	0.05	0.13	0.07	(0.06)
Net realized and unrealized gains (losses) on investments	4.89	7.23	(2.37)	0.75	7.10
Total from Investment Activities	5.00	7.28	(2.24)	0.82	7.04
Distributions to Shareholders:
Net investment income	(0.02)	(0.10)	— (b)	—	(0.06)
Net realized gains from investments	(2.36)	—	(0.46)	—	—
Total Distributions to Shareholders	(2.38)	(0.10)	(0.46)	—	(0.06)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	— (b)	—	—
Net Asset Value, End of Period	$41.25	$38.63	$31.45	$34.15	$33.33
Total Return	13.01%	23.14%	(6.54)%	2.46%	26.72%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,467,901	$1,329,435	$981,741	$726,193	$537,362
Ratio of net expenses to average net assets	1.12%	1.15%	1.15%	1.20%	1.25%
Ratio of net investment income (loss) to average net assets	0.28%	0.13%	0.40%	0.22%	(0.19)%
Ratio of gross expenses to average net assets (c)	1.12%	1.15%	1.15%	1.20%	1.27%
Portfolio turnover (d)	70%	58%	47%	38%	92%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Integrity Small/Mid-Cap Value Fund
	Class A Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$16.04	$13.26	$14.08	$15.15	$12.18
Investment Activities:
Net investment income (loss) (a)	0.07	0.02	0.02	(0.05)	(0.08)
Net realized and unrealized gains (losses) on investments	1.89	2.76	(0.81)	(0.14)	3.27
Total from Investment Activities	1.96	2.78	(0.79)	(0.19)	3.19
Distributions to Shareholders:
Net investment income	(0.05)	—	(0.03)	—	—
Net realized gains from investments	(0.20)	—	—	(0.88)	(0.22)
Total Distributions to Shareholders	(0.25)	—	(0.03)	(0.88)	(0.22)
Net Asset Value, End of Period	$17.75	$16.04	$13.26	$14.08	$15.15
Total Return (excludes sales charge)	12.16%	20.97%	(5.59)%	(1.34)%	26.29%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,996	$2,304	$716	$516	$511
Ratio of net expenses to average net assets	1.13%	1.21%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.42%	0.13%	0.13%	(0.35)%	(0.55)%
Ratio of gross expenses to average net assets (b)	1.74%	2.40%	2.15%	3.71%	3.60%
Portfolio turnover (c)	77%	65%	60%	57%	50%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Small/Mid-Cap Value Fund
	Class R6 Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$16.20	$13.35	$14.17	$14.41
Investment Activities:
Net investment income (loss) (b)	0.05	0.03	0.05	0.02
Net realized and unrealized gains (losses) on investments	1.99	2.82	(0.81)	(0.26)
Total from Investment Activities	2.04	2.85	(0.76)	(0.24)
Distributions to Shareholders:
Net investment income	(0.08)	—	(0.06)	—
Net realized gains from investments	(0.20)	—	—	—
Total Distributions to Shareholders	(0.28)	—	(0.06)	—
Net Asset Value, End of Period	$17.96	$16.20	$13.35	$14.17
Total Return (c)	12.54%	21.35%	(5.33)%	(1.67)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$24,926	$18	$3,381	$3,586
Ratio of net expenses to average net assets (d)	0.83%	1.09%	1.21%	1.21%
Ratio of net investment income (loss) to average net assets (d)	0.28%	0.20%	0.40%	0.48%
Ratio of gross expenses to average net assets (d) (e)	1.26%	1.96%	1.58%	3.21%
Portfolio turnover (c) (f)	77%	65%	60%	57%

(a)  Class R6 Shares of the Fund commenced operations on March 4, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Small/Mid-Cap Value Fund
	Class Y Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$16.17	$13.35	$14.16	$15.20	$12.19
Investment Activities:
Net investment income (loss) (a)	0.12	0.06	0.05	(0.01)	(0.04)
Net realized and unrealized gains (losses) on investments	1.91	2.78	(0.81)	(0.15)	3.27
Total from Investment Activities	2.03	2.84	(0.76)	(0.16)	3.23
Distributions to Shareholders:
Net investment income	(0.08)	(0.02)	(0.05)	—	—
Net realized gains from investments	(0.20)	—	—	(0.88)	(0.22)
Total Distributions to Shareholders	(0.28)	(0.02)	(0.05)	(0.88)	(0.22)
Net Asset Value, End of Period	$17.92	$16.17	$13.35	$14.16	$15.20
Total Return	12.51%	21.25%	(5.34)%	(1.14)%	26.60%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$92,019	$53,509	$18,918	$18,821	$9,184
Ratio of net expenses to average net assets	0.88%	0.96%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.67%	0.38%	0.37%	(0.04)%	(0.30)%
Ratio of gross expenses to average net assets (b)	1.13%	1.21%	1.26%	1.70%	3.35%
Portfolio turnover (c)	77%	65%	60%	57%	50%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Munder Multi-Cap Fund
	Class A Shares
	Year Ended June 30, 2018		Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$41.77		$35.58	$44.91		$40.23	$30.81
Investment Activities:
Net investment income (loss) (a)	(0.03)		0.02	0.01		(0.12)	(0.15)
Net realized and unrealized gains (losses) on investments	5.71		6.17	(1.58)		4.93	9.57
Total from Investment Activities	5.68		6.19	(1.57)		4.81	9.42
Distributions to Shareholders:
Net investment income	—	(b)	—	—		—	—
Net realized gains from investments	(2.46)		—	(7.80)		(0.13)	—
Total Distributions to Shareholders	(2.46)		—	(7.80)		(0.13)	—
Capital Contributions from Prior Custodian, Net (See Note 8)	—		—	0.04		—	—
Net Asset Value, End of Period	$44.99		$41.77	$35.58		$44.91	$40.23
Total Return (excludes sales charge)	13.37	%(c)	17.40%	(4.01	)%(d)	11.96%	30.57%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$374,259		$341,279	$318,712		$378,192	$381,584
Ratio of net expenses to average net assets	1.36%		1.38%	1.46%		1.49%	1.63%
Ratio of net investment income (loss) to average net assets	(0.07)%		0.04%	0.03%		(0.28)%	(0.41)%
Portfolio turnover (e)	123%		109%	117%		118%	124%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the year ended June 30, 2018, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.22%.

(d)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.10% for the year ended June 30, 2016 (See note 8).

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Munder Multi-Cap Fund
	Class C Shares
	Year Ended June 30, 2018		Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$34.82		$29.90	$39.29		$35.50	$27.39
Investment Activities:
Net investment income (loss) (a)	(0.34)		(0.26)	(0.27)		(0.41)	(0.37)
Net realized and unrealized gains (losses) on investments	4.79		5.18	(1.36)		4.33	8.48
Total from Investment Activities	4.45		4.92	(1.63)		3.92	8.11
Distributions to Shareholders:
Net realized gains from investments	(2.46)		—	(7.80)		(0.13)	—
Total Distributions to Shareholders	(2.46)		—	(7.80)		(0.13)	—
Capital Contributions from Prior Custodian, Net (See Note 8)	—		—	0.04		—	—
Net Asset Value, End of Period	$36.81		$34.82	$29.90		$39.29	$35.50
Total Return (excludes contingent deferred sales charge)	12.48	%(b)	16.45%	(4.82	)%(c)	11.05%	29.61%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$18,383		$57,690	$68,112		$81,474	$81,717
Ratio of net expenses to average net assets	2.16%		2.21%	2.28%		2.31%	2.38%
Ratio of net investment income (loss) to average net assets	(0.91)%		(0.80)%	(0.79)%		(1.10)%	(1.16)%
Portfolio turnover (d)	123%		109%	117%		118%	124%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the year ended June 30, 2018, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.22%.

(c)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.10% for the year ended June 30, 2016 (See Note 8).

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Munder Multi-Cap Fund
	Class R Shares
	Year Ended June 30, 2018		Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$39.88		$34.13	$43.57		$39.18	$30.09
Investment Activities:
Net investment income (loss) (a)	(0.25)		(0.17)	(0.16)		(0.27)	(0.22)
Net realized and unrealized gains (losses) on investments	5.44		5.92	(1.52)		4.79	9.31
Total from Investment Activities	5.19		5.75	(1.68)		4.52	9.09
Distributions to Shareholders:
Net realized gains from investments	(2.46)		—	(7.80)		(0.13)	—
Total Distributions to Shareholders	(2.46)		—	(7.80)		(0.13)	—
Capital Contributions from Prior Custodian, Net (See Note 8)	—		—	0.04		—	—
Net Asset Value, End of Period	$42.61		$39.88	$34.13		$43.57	$39.18
Total Return	12.76	%(b)	16.85%	(4.43	)%(c)	11.51%	30.24%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$426		$515	$1,276		$1,144	$800
Ratio of net expenses to average net assets	1.88%		1.88%	1.88%		1.88%	1.88%
Ratio of net investment income (loss) to average net assets	(0.58)%		(0.47)%	(0.41)%		(0.65)%	(0.64)%
Ratio of gross expenses to average net assets (d)	3.63%		3.01%	2.48%		2.19%	1.88%
Portfolio turnover (e)	123%		109%	117%		118%	124%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the year ended June 30, 2018, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.22%.

(c)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.10% for the year ended June 30, 2016 (See Note 8).

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Munder Multi-Cap Fund
	Class Y Shares
	Year Ended June 30, 2018		Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$44.62		$37.86	$47.10		$42.05	$32.13
Investment Activities:
Net investment income (loss) (a)	0.14		0.17	0.20		0.02	(0.06)
Net realized and unrealized gains (losses) on investments	6.11		6.59	(1.68)		5.16	9.98
Total from Investment Activities	6.25		6.76	(1.48)		5.18	9.92
Distributions to Shareholders:
Net realized gains from investments	(2.46)		—	(7.80)		(0.13)	—
Total Distributions to Shareholders	(2.46)		—	(7.80)		(0.13)	—
Capital Contributions from Prior Custodian, Net (See Note 8)	—		—	0.04		—	—
Net Asset Value, End of Period	$48.41		$44.62	$37.86		$47.10	$42.05
Total Return	13.81	%(b)	17.86%	(3.61	)%(c)	12.32%	30.87%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$33,503		$24,032	$20,477		$25,409	$23,806
Ratio of net expenses to average net assets	1.00%		1.01%	1.01%		1.16%	1.38%
Ratio of net investment income (loss) to average net assets	0.29%		0.42%	0.47%		0.04%	(0.15)%
Portfolio turnover (d)	123%		109%	117%		118%	124%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the year ended June 30, 2018, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.22%.

(c)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.10% for the year ended June 30, 2016 (See Note 8).

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory S&P 500 Index Fund
	Class A Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$22.20	$20.54	$22.24		$22.75	$19.73
Investment Activities:
Net investment income (loss) (a)	0.31	0.31	0.34		0.31	0.27
Net realized and unrealized gains (losses) on investments	2.65	3.08	0.36		1.24	4.30
Total from Investment Activities	2.96	3.39	0.70		1.55	4.57
Distributions to Shareholders:
Net investment income	(0.31)	(0.34)	(0.35)		(0.32)	(0.28)
Net realized gains from investments	(3.33)	(1.39)	(2.07)		(1.74)	(1.27)
Total Distributions to Shareholders	(3.64)	(1.73)	(2.42)		(2.06)	(1.55)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.02		—	—
Net Asset Value, End of Period	$21.52	$22.20	$20.54		$22.24	$22.75
Total Return (excludes sales charge)	13.73%	17.16%	3.49	%(b)	6.76%	23.73%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$192,530	$192,390	$186,089		$205,737	$208,223
Ratio of net expenses to average net assets	0.55%	0.58%	0.58%		0.64%	0.73%
Ratio of net investment income (loss) to average net assets	1.38%	1.47%	1.66%		1.37%	1.28%
Ratio of gross expenses to average net assets (c)	0.55%	0.58%	0.58%		0.64%	0.83%
Portfolio turnover (d)	2%	4%	4%		4%	3%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.09% for the year ended June 30, 2016 (See Note 8).

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory S&P 500 Index Fund
	Class R Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$22.15	$20.51	$22.23		$22.73	$19.71
Investment Activities:
Net investment income (loss) (a)	0.21	0.22	0.25		0.22	0.20
Net realized and unrealized gains (losses) on investments	2.66	3.06	0.35		1.24	4.30
Total from Investment Activities	2.87	3.28	0.60		1.46	4.50
Distributions to Shareholders:
Net investment income	(0.22)	(0.25)	(0.27)		(0.22)	(0.21)
Net realized gains from investments	(3.33)	(1.39)	(2.07)		(1.74)	(1.27)
Total Distributions to Shareholders	(3.55)	(1.64)	(2.34)		(1.96)	(1.48)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.02		—	—
Net Asset Value, End of Period	$21.47	$22.15	$20.51		$22.23	$22.73
Total Return	13.31%	16.59%	3.03	%(b)	6.35%	23.33%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$17,052	$15,487	$13,221		$14,423	$14,399
Ratio of net expenses to average net assets	0.97%	1.03%	1.02%		1.03%	1.08%
Ratio of net investment income (loss) to average net assets	0.97%	1.02%	1.23%		0.96%	0.94%
Portfolio turnover (c)	2%	4%	4%		4%	3%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.09% for the year ended June 30, 2016 (See Note 8).

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory S&P 500 Index Fund
	Class Y Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$22.31	$20.64	$22.33		$22.83	$19.80
Investment Activities:
Net investment income (loss) (a)	0.35	0.36	0.39		0.36	0.31
Net realized and unrealized gains (losses) on investments	2.67	3.08	0.36		1.24	4.30
Total from Investment Activities	3.02	3.44	0.75		1.60	4.61
Distributions to Shareholders:
Net investment income	(0.34)	(0.38)	(0.39)		(0.36)	(0.31)
Net realized gains from investments	(3.33)	(1.39)	(2.07)		(1.74)	(1.27)
Total Distributions to Shareholders	(3.67)	(1.77)	(2.46)		(2.10)	(1.58)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.02		—	—
Net Asset Value, End of Period	$21.66	$22.31	$20.64		$22.33	$22.83
Total Return	13.96%	17.33%	3.74	%(b)	6.94%	23.88%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$19,932	$28,148	$35,777		$40,122	$36,863
Ratio of net expenses to average net assets	0.39%	0.40%	0.38%		0.45%	0.58%
Ratio of net investment income (loss) to average net assets	1.57%	1.66%	1.86%		1.57%	1.44%
Portfolio turnover (c)	2%	4%	4%		4%	3%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.09% for the year ended June 30, 2016 (See Note 8).

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Munder Mid-Cap Core Growth Fund
	Class A Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$37.21	$35.99	$43.31	$43.91	$36.60
Investment Activities:
Net investment income (loss) (a)	(0.11)	(0.08)	(0.08)	(0.12)	(0.17)
Net realized and unrealized gains (losses) on investments	4.55	5.79	(3.36)	4.35	8.27
Total from Investment Activities	4.44	5.71	(3.44)	4.23	8.10
Distributions to Shareholders:
Net investment income	—	—	—	— (b)	—
Net realized gains from investments	(7.09)	(4.49)	(3.88)	(4.83)	(0.79)
Total Distributions to Shareholders	(7.09)	(4.49)	(3.88)	(4.83)	(0.79)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	— (b)	—	—
Net Asset Value, End of Period	$34.56	$37.21	$35.99	$43.31	$43.91
Total Return (excludes sales charge)	12.08%	17.18%	(7.94)%	10.03%	22.24%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$575,926	$657,496	$970,418	$1,266,891	$1,457,999
Ratio of net expenses to average net assets	1.28%	1.31%	1.32%	1.32%	1.32%
Ratio of net investment income (loss) to average net assets	(0.29)%	(0.21)%	(0.21)%	(0.27)%	(0.41)%
Ratio of gross expenses to average net assets (c)	1.28%	1.31%	1.34%	1.33%	1.32%
Portfolio turnover (d)	50%	55%	40%	27%	37%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Munder Mid-Cap Core Growth Fund
	Class C Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$31.54	$31.34	$38.51	$39.81	$33.49
Investment Activities:
Net investment income (loss) (a)	(0.29)	(0.27)	(0.29)	(0.38)	(0.43)
Net realized and unrealized gains (losses) on investments	3.82	4.96	(3.00)	3.91	7.54
Total from Investment Activities	3.53	4.69	(3.29)	3.53	7.11
Distributions to Shareholders:
Net investment income	—	—	—	— (b)	—
Net realized gains from investments	(7.09)	(4.49)	(3.88)	(4.83)	(0.79)
Total Distributions to Shareholders	(7.09)	(4.49)	(3.88)	(4.83)	(0.79)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	— (b)	—	—
Net Asset Value, End of Period	$27.98	$31.54	$31.34	$38.51	$39.81
Total Return (excludes contingent deferred sales charge)	11.28%	16.43%	(8.58)%	9.26%	21.34%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$52,210	$148,305	$200,199	$253,359	$247,748
Ratio of net expenses to average net assets	1.96%	1.97%	2.00%	2.02%	2.07%
Ratio of net investment income (loss) to average net assets	(0.94)%	(0.88)%	(0.89)%	(0.96)%	(1.16)%
Portfolio turnover (c)	50%	55%	40%	27%	37%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Munder Mid-Cap Core Growth Fund
	Class R Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$35.82	$34.89	$42.22	$43.02	$35.96
Investment Activities:
Net investment income (loss) (a)	(0.20)	(0.16)	(0.17)	(0.22)	(0.26)
Net realized and unrealized gains (losses) on investments	4.38	5.58	(3.28)	4.25	8.11
Total from Investment Activities	4.18	5.42	(3.45)	4.03	7.85
Distributions to Shareholders:
Net realized gains from investments	(7.09)	(4.49)	(3.88)	(4.83)	(0.79)
Total Distributions to Shareholders	(7.09)	(4.49)	(3.88)	(4.83)	(0.79)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	— (b)	—	—
Net Asset Value, End of Period	$32.91	$35.82	$34.89	$42.22	$43.02
Total Return	11.79%	16.87%	(8.19)%	9.76%	21.94%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$25,939	$32,913	$39,928	$56,807	$63,454
Ratio of net expenses to average net assets	1.57%	1.57%	1.57%	1.57%	1.57%
Ratio of net investment income (loss) to average net assets	(0.58)%	(0.47)%	(0.46)%	(0.51)%	(0.65)%
Ratio of gross expenses to average net assets (c)	1.65%	1.64%	1.62%	1.68%	1.57%
Portfolio turnover (d)	50%	55%	40%	27%	37%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Munder Mid-Cap Core Growth Fund
	Class R6 Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$39.55	$37.82	$45.11	$45.38	$37.66
Investment Activities:
Net investment income (loss) (a)	0.06	0.10	0.10	0.08	0.03
Net realized and unrealized gains (losses) on investments	4.84	6.12	(3.51)	4.51	8.49
Total from Investment Activities	4.90	6.22	(3.41)	4.59	8.52
Distributions to Shareholders:
Net investment income	—	—	—	(0.03)	(0.01)
Net realized gains from investments	(7.09)	(4.49)	(3.88)	(4.83)	(0.79)
Total Distributions to Shareholders	(7.09)	(4.49)	(3.88)	(4.86)	(0.80)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	— (b)	—	—
Net Asset Value, End of Period	$37.36	$39.55	$37.82	$45.11	$45.38
Total Return	12.56%	17.73%	(7.54)%	10.51%	22.75%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$685,568	$761,607	$752,971	$735,002	$478,718
Ratio of net expenses to average net assets	0.84%	0.85%	0.87%	0.89%	0.89%
Ratio of net investment income (loss) to average net assets	0.15%	0.26%	0.25%	0.18%	0.08%
Ratio of gross expenses to average net assets (c)	0.84%	0.85%	0.87%	0.90%	0.89%
Portfolio turnover (d)	50%	55%	40%	27%	37%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Munder Mid-Cap Core Growth Fund
	Class Y Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$39.10	$37.51	$44.85	$45.22	$37.58
Investment Activities:
Net investment income (loss) (a)	(0.01)	0.02	0.02	(0.01)	(0.07)
Net realized and unrealized gains (losses) on investments	4.79	6.06	(3.48)	4.48	8.50
Total from Investment Activities	4.78	6.08	(3.46)	4.47	8.43
Distributions to Shareholders:
Net investment income	—	—	—	(0.01)	—
Net realized gains from investments	(7.09)	(4.49)	(3.88)	(4.83)	(0.79)
Total Distributions to Shareholders	(7.09)	(4.49)	(3.88)	(4.84)	(0.79)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	— (b)	—	—
Net Asset Value, End of Period	$36.79	$39.10	$37.51	$44.85	$45.22
Total Return	12.38%	17.49%	(7.71)%	10.29%	22.55%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,240,305	$2,345,812	$2,965,306	$4,026,757	$4,021,165
Ratio of net expenses to average net assets	1.01%	1.04%	1.06%	1.07%	1.07%
Ratio of net investment income (loss) to average net assets	(0.02)%	0.06%	0.05%	(0.01)%	(0.16)%
Ratio of gross expenses to average net assets (c)	1.01%	1.05%	1.06%	1.08%	1.07%
Portfolio turnover (d)	50%	55%	40%	27%	37%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Munder Small Cap Growth Fund
	Class A Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$11.14	$8.59	$10.47	$10.00
Investment Activities:
Net investment income (loss) (b)	(0.10)	(0.05)	(0.07)	(0.01)
Net realized and unrealized gains (losses) on investments	2.84	2.60	(1.81)	0.48
Total from Investment Activities	2.74	2.55	(1.88)	0.47
Distributions to Shareholders:
Net realized gains from investments	(0.07)	—	—	—
Total Distributions to Shareholders	(0.07)	—	—	—
Net Asset Value, End of Period	$13.81	$11.14	$8.59	$10.47
Total Return (excludes sales charge) (c)	24.73%	29.69%	(17.96)%	4.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$174	$83	$49	$52
Ratio of net expenses to average net assets (d)	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets (d)	(0.86)%	(0.52)%	(0.73)%	(0.50)%
Ratio of gross expenses to average net assets (d) (e)	2.69%	4.67%	11.23%	7.95%
Portfolio turnover (c) (f)	62%	56%	55%	6%

(a)  Class A Shares of the Fund commenced operations on May 1, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Munder Small Cap Growth Fund
	Class I Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$11.21	$8.62	$10.48	$10.00
Investment Activities:
Net investment income (loss) (b)	(0.07)	(0.01)	(0.05)	— (c)
Net realized and unrealized gains (losses) on investments	2.85	2.60	(1.81)	0.48
Total from Investment Activities	2.78	2.59	(1.86)	0.48
Distributions to Shareholders:
Net realized gains from investments	(0.07)	—	—	—
Total Distributions to Shareholders	(0.07)	—	—	—
Net Asset Value, End of Period	$13.92	$11.21	$8.62	$10.48
Total Return (d)	24.94%	30.05%	(17.75)%	4.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$7,518	$6,049	$4,337	$4,346
Ratio of net expenses to average net assets (e)	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets (e)	(0.61)%	(0.12)%	(0.51)%	(0.23)%
Ratio of gross expenses to average net assets (e) (f)	1.31%	1.37%	2.49%	1.28%
Portfolio turnover (d) (g)	62%	56%	55%	6%

(a)  Class I Shares of the Fund commenced operations on May 1, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Munder Small Cap Growth Fund
	Class Y Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$11.18	$8.61	$10.48	$10.00
Investment Activities:
Net investment income (loss) (b)	(0.09)	(0.02)	(0.05)	(0.01)
Net realized and unrealized gains (losses) on investments	2.86	2.59	(1.82)	0.49
Total from Investment Activities	2.77	2.57	(1.87)	0.48
Distributions to Shareholders:
Net realized gains from investments	(0.07)	—	—	—
Total Distributions to Shareholders	(0.07)	—	—	—
Net Asset Value, End of Period	$13.88	$11.18	$8.61	$10.48
Total Return (c)	24.92%	29.85%	(17.84)%	4.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$70	$56	$43	$52
Ratio of net expenses to average net assets (d)	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets (d)	(0.71)%	(0.22)%	(0.59)%	(0.35)%
Ratio of gross expenses to average net assets (d) (e)	2.98%	3.98%	13.34%	7.70%
Portfolio turnover (c) (f)	62%	56%	55%	6%

(a)  Class Y Shares of the Fund commenced operations on May 1, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Trivalent Emerging Markets Small-Cap Fund
	Class A Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Period Ended June 30, 2014(a)
Net Asset Value, Beginning of Period	$12.34	$10.40	$11.48	$11.39	$10.00
Investment Activities:
Net investment income (loss) (b)	0.12	0.13	0.10	0.07	0.09
Net realized and unrealized gains (losses) on investments	1.51	1.90	(1.13)	0.08	1.35
Total from Investment Activities	1.63	2.03	(1.03)	0.15	1.44
Distributions to Shareholders:
Net investment income	(0.11)	(0.09)	(0.05)	(0.06)	(0.05)
Net realized gains from investments	(0.24)	—	—	—	—
Total Distributions to Shareholders	(0.35)	(0.09)	(0.05)	(0.06)	(0.05)
Net Asset Value, End of Period	$13.62	$12.34	$10.40	$11.48	$11.39
Total Return (excludes sales charge) (c)	13.12%	19.71%	(8.93)%	1.35%	14.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,257	$690	$278	$361	$236
Ratio of net expenses to average net assets (d)	1.73%	1.73%	1.73%	1.73%	1.73%
Ratio of net investment income (loss) to average net assets (d)	0.86%	1.16%	0.95%	0.62%	0.82%
Ratio of gross expenses to average net assets (d) (e)	3.46%	4.46%	1.74%	7.74%	13.77%
Portfolio turnover (c) (f)	93%	81%	104%	97%	106%

(a)  Class A Shares of the Fund commenced operations on July 2, 2013.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Trivalent Emerging Markets Small-Cap Fund
	Class Y Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Period Ended June 30, 2014(a)
Net Asset Value, Beginning of Period	$12.38	$10.43	$11.51	$11.41	$10.00
Investment Activities:
Net investment income (loss) (b)	0.17	0.12	0.13	0.11	0.12
Net realized and unrealized gains (losses) on investments	1.50	1.94	(1.13)	0.06	1.35
Total from Investment Activities	1.67	2.06	(1.00)	0.17	1.47
Distributions to Shareholders:
Net investment income	(0.19)	(0.11)	(0.08)	(0.07)	(0.06)
Net realized gains from investments	(0.24)	—	—	—	—
Total Distributions to Shareholders	(0.43)	(0.11)	(0.08)	(0.07)	(0.06)
Net Asset Value, End of Period	$13.62	$12.38	$10.43	$11.51	$11.41
Total Return (c)	13.38%	20.01%	(8.69)%	1.54%	14.79%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$7,767	$4,894	$3,671	$3,877	$2,211
Ratio of net expenses to average net assets (d)	1.48%	1.48%	1.48%	1.48%	1.48%
Ratio of net investment income (loss) to average net assets (d)	1.22%	1.08%	1.29%	1.00%	1.10%
Ratio of gross expenses to average net assets (d) (e)	3.02%	3.46%	2.40%	4.90%	13.11%
Portfolio turnover (c) (f)	93%	81%	104%	97%	106%

(a)  Class Y Shares of the Fund commenced operations on July 3, 2013.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Fund-Core Equity
	Class A Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$7.21	$6.18	$7.01		$7.21		$6.11
Investment Activities:
Net investment income (loss) (a)	0.13	0.08	0.08		0.09		0.10
Net realized and unrealized gains (losses) on investments	0.44	1.07	(0.86)		(0.22)		1.36
Total from Investment Activities	0.57	1.15	(0.78)		(0.13)		1.46
Distributions to Shareholders:
Net investment income	(0.13)	(0.12)	(0.10)		(0.07)		(0.15)
Net realized gains from investments	(0.37)	—	—		—		(0.21)
Total Distributions to Shareholders	(0.50)	(0.12)	(0.10)		(0.07)		(0.36)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.05		—		—
Net Asset Value, End of Period	$7.28	$7.21	$6.18		$7.01		$7.21
Total Return (excludes sales charge)	7.74%	18.95%	(10.43	)%(b)	(1.72)%		24.25%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$8,620	$5,658	$4,687		$5,885		$6,156
Ratio of net expenses to average net assets	1.11%	1.38%	1.47%		1.48	%(c)	1.47%
Ratio of net investment income (loss) to average net assets	1.71%	1.22%	1.31%		1.33%		1.48%
Ratio of gross expenses to average net assets (d)	1.91%	2.27%	1.80%		2.25%		2.46%
Portfolio turnover (e)	51%	91%	61%		61%		61%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016 (See Note 8).

(c)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets of the year is 1.47%.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Fund-Core Equity
	Class C Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$7.16	$6.14	$6.96		$7.16		$6.06
Investment Activities:
Net investment income (loss) (a)	0.05	0.03	0.04		0.04		0.05
Net realized and unrealized gains (losses) on investments	0.45	1.07	(0.86)		(0.22)		1.36
Total from Investment Activities	0.50	1.10	(0.82)		(0.18)		1.41
Distributions to Shareholders:
Net investment income	(0.07)	(0.08)	(0.05)		(0.02)		(0.10)
Net realized gains from investments	(0.37)	—	—		—		(0.21)
Total Distributions to Shareholders	(0.44)	(0.08)	(0.05)		(0.02)		(0.31)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.05		—		—
Net Asset Value, End of Period	$7.22	$7.16	$6.14		$6.96		$7.16
Total Return (excludes contingent deferred sales charge)	6.81%	18.01%	(11.08	)%(b)	(2.50)%		23.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$449	$773	$1,111		$1,283		$1,361
Ratio of net expenses to average net assets	1.87%	2.14%	2.22%		2.23	%(c)	2.22%
Ratio of net investment income (loss) to average net assets	0.64%	0.42%	0.63%		0.57%		0.74%
Ratio of gross expenses to average net assets (d)	3.61%	2.97%	2.33%		3.64%		3.21%
Portfolio turnover (e)	51%	91%	61%		61%		61%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016 (See Note 8).

(c)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets of the year is 2.22%.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Fund-Core Equity
	Class I Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$7.23	$6.20	$7.03		$7.22		$6.12
Investment Activities:
Net investment income (loss) (a)	0.24	0.12	0.11		0.28		0.14
Net realized and unrealized gains (losses) on investments	0.34	1.06	(0.85)		(0.37)		1.36
Total from Investment Activities	0.58	1.18	(0.74)		(0.09)		1.50
Distributions to Shareholders:
Net investment income	(0.15)	(0.15)	(0.14)		(0.10)		(0.19)
Net realized gains from investments	(0.37)	—	—		—		(0.21)
Total Distributions to Shareholders	(0.52)	(0.15)	(0.14)		(0.10)		(0.40)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.05		—		—
Net Asset Value, End of Period	$7.29	$7.23	$6.20		$7.03		$7.22
Total Return	8.07%	19.47%	(9.92	)%(b)	(1.24)%		24.84%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,575	$378	$192		$246		$1
Ratio of net expenses to average net assets	0.72%	0.90%	0.96%		0.98	%(c)	0.96%
Ratio of net investment income (loss) to average net assets	3.17%	1.84%	1.78%		3.96%		2.07%
Ratio of gross expenses to average net assets (d)	2.67%	6.48%	4.02%		8.04%		2.08%
Portfolio turnover (e)	51%	91%	61%		61%		61%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016 (See Note 8).

(c)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets of the year is 0.96%.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Fund-Core Equity
	Class R6 Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016		Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$7.23	$6.21	$7.03		$6.94
Investment Activities:
Net investment income (loss) (b)	0.21	0.11	0.12		0.10
Net realized and unrealized gains (losses) on investments	0.39	1.07	(0.86)		(0.01)
Total from Investment Activities	0.60	1.18	(0.74)		0.09
Distributions to Shareholders:
Net investment income	(0.15)	(0.16)	(0.13)		—
Net realized gains from investments	(0.37)	—	—		—
Total Distributions to Shareholders	(0.52)	(0.16)	(0.13)		—
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.05		—
Net Asset Value, End of Period	$7.31	$7.23	$6.21		$7.03
Total Return (c)	8.14%	19.39%	(9.86	)%(d)	1.30%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,975	$1,628	$1,575		$1,743
Ratio of net expenses to average net assets (e)	0.71%	0.91%	0.96%		0.98	%(f)
Ratio of net investment income (loss) to average net assets (e)	2.71%	1.63%	1.86%		4.22%
Ratio of gross expenses to average net assets (e) (g)	1.71%	2.44%	2.19%		2.70%
Portfolio turnover (c) (h)	51%	91%	61%		61%

(a)  Class R6 Shares of the Fund commenced operations on March 4, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016 (See Note 8).

(e)  Annualized for periods less than one year.

(f)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets of the year is 0.96%.

(g)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(h)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Fund-Core Equity
	Class Y Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$7.20	$6.17	$7.00		$7.21		$6.11
Investment Activities:
Net investment income (loss) (a)	0.12	0.09	0.10		0.11		0.12
Net realized and unrealized gains (losses) on investments	0.46	1.08	(0.86)		(0.23)		1.36
Total from Investment Activities	0.58	1.17	(0.76)		(0.12)		1.48
Distributions to Shareholders:
Net investment income	(0.15)	(0.14)	(0.12)		(0.09)		(0.17)
Net realized gains from investments	(0.37)	—	—		—		(0.21)
Total Distributions to Shareholders	(0.52)	(0.14)	(0.12)		(0.09)		(0.38)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.05		—		—
Net Asset Value, End of Period	$7.26	$7.20	$6.17		$7.00		$7.21
Total Return	8.01%	19.28%	(10.19	)%(b)	(1.61)%		24.57%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$9,712	$14,086	$12,958		$18,877		$21,551
Ratio of net expenses to average net assets	0.87%	1.14%	1.22%		1.23	%(c)	1.22%
Ratio of net investment income (loss) to average net assets	1.62%	1.39%	1.53%		1.54%		1.75%
Ratio of gross expenses to average net assets (d)	1.49%	1.58%	1.28%		1.73%		2.21%
Portfolio turnover (e)	51%	91%	61%		61%		61%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016 (See Note 8).

(c)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets of the year is 1.22%.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Small-Cap Fund
	Class A Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$12.87	$10.67	$11.86	$11.59	$8.89
Investment Activities:
Net investment income (loss) (a)	0.10	0.11	0.10	0.12	0.13
Net realized and unrealized gains (losses) on investments	1.72	2.22	(1.05)	0.28	2.73
Total from Investment Activities	1.82	2.33	(0.95)	0.40	2.86
Distributions to Shareholders:
Net investment income	(0.15)	(0.13)	(0.10)	(0.13)	(0.16)
Net realized gains from investments	(0.08)	—	(0.14)	—	—
Total Distributions to Shareholders	(0.23)	(0.13)	(0.24)	(0.13)	(0.16)
Net Asset Value, End of Period	$14.46	$12.87	$10.67	$11.86	$11.59
Total Return (excludes sales charge)	14.14%	22.04%	(8.13)%	3.62%	32.35%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$122,933	$92,295	$78,511	$68,475	$24,062
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets	0.68%	0.99%	0.88%	1.08%	1.24%
Ratio of gross expenses to average net assets (b)	1.56%	1.52%	1.75%	1.71%	1.66%
Portfolio turnover (c)	62%	55%	85%	70%	54%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Small-Cap Fund
	Class C Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$12.58	$10.42	$11.62	$11.37	$8.73
Investment Activities:
Net investment income (loss) (a)	— (b)	0.02	0.02	0.03	0.05
Net realized and unrealized gains (losses) on investments	1.67	2.18	(1.04)	0.30	2.67
Total from Investment Activities	1.67	2.20	(1.02)	0.33	2.72
Distributions to Shareholders:
Net investment income	(0.05)	(0.04)	(0.04)	(0.08)	(0.08)
Net realized gains from investments	(0.08)	—	(0.14)	—	—
Total Distributions to Shareholders	(0.13)	(0.04)	(0.18)	(0.08)	(0.08)
Net Asset Value, End of Period	$14.12	$12.58	$10.42	$11.62	$11.37
Total Return (excludes contingent deferred sales charge)	13.28%	21.14%	(8.87)%	2.97%	31.28%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,211	$5,161	$5,788	$4,472	$2,186
Ratio of net expenses to average net assets	2.10%	2.10%	2.10%	2.06%	2.10%
Ratio of net investment income (loss) to average net assets	(0.03)%	0.17%	0.22%	0.25%	0.47%
Ratio of gross expenses to average net assets (c)	2.36%	2.47%	2.36%	2.70%	2.41%
Portfolio turnover (d)	62%	55%	85%	70%	54%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Small-Cap Fund
	Class I Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$12.96	$10.75	$11.93	$11.64	$8.94
Investment Activities:
Net investment income (loss) (a)	0.18	0.17	0.16	0.14	0.14
Net realized and unrealized gains (losses) on investments	1.71	2.21	(1.07)	0.32	2.77
Total from Investment Activities	1.89	2.38	(0.91)	0.46	2.91
Distributions to Shareholders:
Net investment income	(0.19)	(0.17)	(0.13)	(0.17)	(0.21)
Net realized gains from investments	(0.08)	—	(0.14)	—	—
Total Distributions to Shareholders	(0.27)	(0.17)	(0.27)	(0.17)	(0.21)
Net Asset Value, End of Period	$14.58	$12.96	$10.75	$11.93	$11.64
Total Return	14.60%	22.45%	(7.74)%	4.12%	32.75%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$866,643	$539,822	$378,011	$316,834	$225,237
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	1.22%	1.45%	1.41%	1.24%	1.29%
Ratio of gross expenses to average net assets (b)	1.14%	1.16%	1.18%	1.17%	1.26%
Portfolio turnover (c)	62%	55%	85%	70%	54%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Small-Cap Fund
	Class R6 Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$13.02	$10.80	$11.99	$11.69	$8.98
Investment Activities:
Net investment income (loss) (a)	0.15	0.18	0.17	0.17	0.19
Net realized and unrealized gains (losses) on investments	1.73	2.20	(1.10)	0.28	2.72
Total from Investment Activities	1.88	2.38	(0.93)	0.45	2.91
Distributions to Shareholders:
Net investment income	(0.17)	(0.16)	(0.12)	(0.15)	(0.20)
Net realized gains from investments	(0.08)	—	(0.14)	—	—
Total Distributions to Shareholders	(0.25)	(0.16)	(0.26)	(0.15)	(0.20)
Net Asset Value, End of Period	$14.65	$13.02	$10.80	$11.99	$11.69
Total Return	14.49%	22.28%	(7.90)%	4.01%	32.58%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$39,497	$30,033	$13,179	$5,654	$559
Ratio of net expenses to average net assets	1.08%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	1.01%	1.50%	1.51%	1.49%	1.74%
Ratio of gross expenses to average net assets (b)	1.08%	1.16%	1.30%	1.73%	1.27%
Portfolio turnover (c)	62%	55%	85%	70%	54%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Small-Cap Fund
	Class Y Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$12.91	$10.71	$11.89	$11.61	$8.90
Investment Activities:
Net investment income (loss) (a)	0.15	0.15	0.18	0.12	0.12
Net realized and unrealized gains (losses) on investments	1.71	2.21	(1.10)	0.31	2.78
Total from Investment Activities	1.86	2.36	(0.92)	0.43	2.90
Distributions to Shareholders:
Net investment income	(0.17)	(0.16)	(0.12)	(0.15)	(0.19)
Net realized gains from investments	(0.08)	—	(0.14)	—	—
Total Distributions to Shareholders	(0.25)	(0.16)	(0.26)	(0.15)	(0.19)
Net Asset Value, End of Period	$14.52	$12.91	$10.71	$11.89	$11.61
Total Return	14.45%	22.27%	(7.87)%	3.90%	32.75%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$756,933	$450,441	$360,989	$172,761	$134,099
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	1.05%	1.26%	1.64%	1.07%	1.15%
Ratio of gross expenses to average net assets (b)	1.19%	1.32%	1.37%	1.35%	1.44%
Portfolio turnover (c)	62%	55%	85%	70%	54%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory INCORE Total Return Bond Fund
	Class A Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$9.54	$9.79	$9.79		$10.08	$9.75
Investment Activities:
Net investment income (loss) (a)	0.20	0.23	0.29		0.36	0.35
Net realized and unrealized gains (losses) on investments	(0.24)	(0.14)	0.02		(0.36)	0.31
Total from Investment Activities	(0.04)	0.09	0.31		—	0.66
Distributions to Shareholders:
Net investment income	(0.29)	(0.34)	(0.32)		(0.29)	(0.33)
Total Distributions to Shareholders	(0.29)	(0.34)	(0.32)		(0.29)	(0.33)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.01		—	—
Net Asset Value, End of Period	$9.21	$9.54	$9.79		$9.79	$10.08
Total Return (excludes sales charge)	(0.49)%	0.97%	3.34	%(b)	(0.06)%	6.93%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$12,592	$14,569	$15,908		$18,529	$24,336
Ratio of net expenses to average net assets	0.85%	0.85%	0.85%		0.85%	0.85%
Ratio of net investment income (loss) to average net assets	2.15%	2.35%	3.04%		3.56%	3.57%
Ratio of gross expenses to average net assets (c)	1.11%	1.07%	1.08%		1.14%	1.21%
Portfolio turnover (d) (e)	110%	210%	423%		259%	262%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.05% for the year ended June 30, 2016 (See Note 8).

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The portfolio turnover rates excluding mortgage dollar roll transactions were 103%, 57%, 64%, 62%, and 98% for the years ended June 30, 2018, June 30, 2017, June 30, 2016, June 30, 2015 and June 30, 2014, respectively.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Total Return Bond Fund
	Class C Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$9.60	$9.86	$9.86		$10.16	$9.82
Investment Activities:
Net investment income (loss) (a)	0.14	0.15	0.22		0.28	0.29
Net realized and unrealized gains (losses) on investments	(0.25)	(0.14)	0.02		(0.37)	0.30
Total from Investment Activities	(0.11)	0.01	0.24		(0.09)	0.59
Distributions to Shareholders:
Net investment income	(0.21)	(0.27)	(0.25)		(0.21)	(0.26)
Total Distributions to Shareholders	(0.21)	(0.27)	(0.25)		(0.21)	(0.26)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.01		—	—
Net Asset Value, End of Period	$9.28	$9.60	$9.86		$9.86	$10.16
Total Return (excludes contingent deferred sales charge)	(1.12)%	0.13%	2.56	%(b)	(0.87)%	6.19%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$973	$2,073	$3,256		$3,601	$4,941
Ratio of net expenses to average net assets	1.60%	1.60%	1.60%		1.60%	1.60%
Ratio of net investment income (loss) to average net assets	1.43%	1.60%	2.29%		2.80%	2.89%
Ratio of gross expenses to average net assets (c)	2.31%	1.61%	2.00%		2.02%	1.96%
Portfolio turnover (d) (e)	110%	210%	423%		259%	262%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.05% for the year ended June 30, 2016 (See Note 8).

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The portfolio turnover rates excluding mortgage dollar roll transactions were 103%, 57%, 64%, 62%, and 98% for the years ended June 30, 2018, June 30, 2017, June 30, 2016, June 30, 2015 and June 30, 2014, respectively.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Total Return Bond Fund
	Class R6 Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016		Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$9.55	$9.81	$9.81		$10.02
Investment Activities:
Net investment income (loss) (b)	0.22	0.25	0.31		0.10
Net realized and unrealized gains (losses) on investments	(0.23)	(0.14)	0.02		(0.21)
Total from Investment Activities	(0.01)	0.11	0.33		(0.11)
Distributions to Shareholders:
Net investment income	(0.31)	(0.37)	(0.34)		(0.10)
Total Distributions to Shareholders	(0.31)	(0.37)	(0.34)		(0.10)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.01		—
Net Asset Value, End of Period	$9.23	$9.55	$9.81		$9.81
Total Return (c)	(0.12)%	1.19%	3.60	%(d)	(1.16)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$25,438	$6,698	$2,456		$1,418
Ratio of net expenses to average net assets (e)	0.58%	0.58%	0.58%		0.58%
Ratio of net investment income (loss) to average net assets (e)	2.37%	2.63%	3.25%		2.93%
Ratio of gross expenses to average net assets (e) (f)	0.62%	0.91%	1.59%		1.51%
Portfolio turnover (c) (g) (h)	110%	210%	423%		259%

(a)  Class R6 Shares of the Fund commenced operations on March 4, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.05% for the year ended June 30, 2016 (See Note 8).

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(h)  The portfolio turnover rates excluding mortgage dollar roll transactions were 103%, 57%, 64% and 62% for the years ended June 30, 2018, June 30, 2017, June 30, 2016 and June 30, 2015, respectively.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Total Return Bond Fund
	Class Y Shares
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$9.55	$9.81	$9.81		$10.10	$9.77
Investment Activities:
Net investment income (loss) (a)	0.23	0.25	0.32		0.36	0.38
Net realized and unrealized gains (losses) on investments	(0.24)	(0.14)	0.01		(0.34)	0.31
Total from Investment Activities	(0.01)	0.11	0.33		0.02	0.69
Distributions to Shareholders:
Net investment income	(0.31)	(0.37)	(0.34)		(0.31)	(0.36)
Total Distributions to Shareholders	(0.31)	(0.37)	(0.34)		(0.31)	(0.36)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.01		—	—
Net Asset Value, End of Period	$9.23	$9.55	$9.81		$9.81	$10.10
Total Return	(0.13)%	1.17%	3.59	%(b)	0.18%	7.18%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$52,633	$76,263	$78,705		$89,310	$54,345
Ratio of net expenses to average net assets	0.59%	0.60%	0.60%		0.60%	0.60%
Ratio of net investment income (loss) to average net assets	2.43%	2.61%	3.29%		3.59%	3.83%
Ratio of gross expenses to average net assets (c)	0.59%	0.62%	0.61%		0.71%	0.96%
Portfolio turnover (d) (e)	110%	210%	423%		259%	262%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.05% for the year ended June 30, 2016 (See Note 8).

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The portfolio turnover rates excluding mortgage dollar roll transactions were 103%, 57%, 64%, 62%, and 98% for the years ended June 30, 2018, June 30, 2017, June 30, 2016, June 30, 2015 and June 30, 2014, respectively.

See notes to financial statements.

Victory Portfolios	Notes to Financial Statements June 30, 2018

1.  Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust is comprised of 42 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the following Funds (collectively, the "Funds" and individually, a "Fund").

Funds	Investment Share Classes Offered	Investment Objectives
Victory Integrity Discovery Fund ("Integrity Discovery Fund")	Classes A, C, R and Y	Seeks to provide capital appreciation
Victory Integrity Mid-Cap Value Fund ("Integrity Mid-Cap Value Fund")	Classes A, R6 and Y	Seeks to provide capital appreciation
Victory Integrity Small-Cap Value Fund ("Integrity Small-Cap Value Fund")	Classes A, C, R, R6 and Y	Seeks to provide long-term capital growth
Victory Integrity Small/Mid-Cap Value Fund ("Integrity Small/Mid-Cap Value Fund")	Classes A, R6 and Y	Seeks to provide capital appreciation
Victory Munder Multi-Cap Fund ("Munder Multi-Cap Fund")	Classes A, C, R and Y	Seeks to provide long-term capital appreciation
Victory S&P 500 Index Fund ("S&P 500 Index Fund")	Classes A, R and Y	Seeks to provide performance and income that is comparable to the S&P 500(C) Index
Victory Munder Mid-Cap Core Growth Fund ("Munder Mid-Cap Core Growth Fund")	Classes A, C, R, R6 and Y	Seeks to provide long-term capital appreciation
Victory Munder Small Cap Growth Fund ("Munder Small Cap Growth Fund")	Classes A, I and Y	Seeks to provide long-term capital appreciation
Victory Trivalent Emerging Markets Small-Cap Fund ("Trivalent Emerging Markets Small-Cap Fund")	Classes A and Y	Seeks to provide long-term growth of capital
Victory Trivalent International Fund-Core Equity ("Trivalent International Fund-Core Equity)	Classes A, C, I, R6 and Y	Seeks to provide long-term growth of capital
Victory Trivalent International Small-Cap Fund ("Trivalent International Small-Cap Fund")	Classes A, C, I, R6 and Y	Seeks to provide long-term growth of capital
Victory INCORE Total Return Bond Fund ("INCORE Total Return Bond Fund")	Classes A, C, R6 and Y	Seeks to provide a high level of current income together with capital appreciation

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Swap agreements, are valued at the mean between the current bid and ask prices. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018

the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' net asset values are calculated. The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund use a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

For the year ended June 30, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of June 30, 2018, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedules of Portfolio Investments (in thousands):

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
Integrity Discovery Fund
Common Stocks	$153,369	$—	$—	$—	$153,369	$—
Collateral for Securities Loaned	24,083	—	—	—	24,083	—
Total	177,452	—	—	—	177,452	—
Integrity Mid-Cap Value Fund
Common Stocks	69,401	—	—	—	69,401	—
Collateral for Securities Loaned	1,186	—	—	—	1,186	—
Total	70,587	—	—	—	70,587	—
Integrity Small-Cap Value Fund
Common Stocks	2,599,966	—	—	—	2,599,966	—
Exchange-Traded Funds	42,254	—	—	—	42,254	—
Collateral for Securities Loaned	228,224	—	—	—	228,224	—
Total	2,870,444	—	—	—	2,870,444	—
Integrity Small/Mid-Cap Value Fund
Common Stocks	113,173	—	—	—	113,173	—
Exchange-Traded Funds	1,766	—	—	—	1,766	—
Collateral for Securities Loaned	4,718	—	—	—	4,718	—
Total	119,657	—	—	—	119,657	—
Munder Multi-Cap Fund
Common Stocks	421,901	—	—	—	421,901	—
Collateral for Securities Loaned	9,959	—	—	—	9,959	—
Total	431,860	—	—	—	431,860	—
S&P 500 Index Fund
Common Stocks	227,946	—	—	—	227,946	—
Collateral for Securities Loaned	7,789	—	—	—	7,789	—
Futures Contracts	—	(25)	—	—	—	(25)
Total	235,735	(25)	—	—	235,735	(25)

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018
	LEVEL 1 — Quoted Prices			LEVEL 2 — Other Significant Observable Inputs		Total
	Investments in Securities		Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
Munder Mid-Cap Core Growth Fund
Common Stocks	$3,444,213		$—	$—	$—	$3,444,213	$—
Exchange-Traded Funds	138,192		—	—	—	138,192	—
Collateral for Securities Loaned	160,256		—	—	—	160,256	—
Total	3,742,661		—	—	—	3,742,661	—
Munder Small Cap Growth Fund
Common Stocks	7,362		—	—	—	7,362	—
Exchange-Traded Funds	252		—	—	—	252	—
Collateral for Securities Loaned	872		—	—	—	872	—
Total	8,486		—	—	—	8,486	—
Trivalent Emerging Markets Small-Cap Fund
Common Stocks	957	(a)	—	7,786	—	8,743	—
Exchange-Traded Funds	167		—	—	—	167	—
Collateral for Securities Loaned	65		—	—	—	65	—
Total	1,189		—	7,786	—	8,975	—
Trivalent International Fund-Core Equity
Common Stocks	3,086	(b)	—	23,411	—	26,497	—
Preferred Stocks	107	(b)	—	—	—	107	—
Rights	7		—	—	—	7	—
Exchange-Traded Funds	428		—	—	—	428	—
Collateral for Securities Loaned	500		—	—	—	500	—
Total	4,128		—	23,411	—	27,539	—
Trivalent International Small-Cap Fund
Common Stocks	173,961	(c)	—	1,588,508	—	1,762,469	—
Exchange-Traded Funds	4,458		—	—	—	4,458	—
Collateral for Securities Loaned	38,020		—	—	—	38,020	—
Total	216,439		—	1,588,508	—	1,804,947	—
INCORE Total Return Bond Fund
Asset Backed Securities	—		—	7,489	—	7,489	—
Collateralized Mortgage Obligations	—		—	3,478	—	3,478	—
Corporate Bonds	—		—	32,157	—	32,157	—
Residential Mortgage Backed Securities	—		—	371	—	371	—
U.S. Government Mortgage Backed Agencies	—		—	36,775	—	36,775	—
U.S. Treasury Obligations	—		—	9,688	—	9,688	—
Collateral for Securities Loaned	2,239		—	—	—	2,239	—
Credit Default Swap Agreements	—		—	—	6,466	—	6,466
Futures Contracts	—		24,438	—	—	—	24,438
Total	2,239		24,438	89,958	6,466	92,197	30,904

^  Other Financial investments include any derivative instruments not reflected in the Schedules of Portfolio Investments as Investment Securities, such as futures contracts and swap agreements. These instruments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

(a)  All securities categorized as Brazil, Luxembourg, Mexico and all ADRs.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018

(b)  All securities categorized as Brazil, Canada, Mexico and all ADRs.

(c)  All securities categorized as Canada.

There were no significant transfers between Levels 1 and 2 as of June 30, 2018, based on levels assigned to securities on June 30, 2017.

Securities Purchased on a When-Issued Basis:

The Funds may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities.

Real Estate Investment Trusts ("REITS"):

The Funds may invest in REITS which report information on the source of their distributions annually. REITS are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITS during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity, and Trivalent International Small-Cap Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018

foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity, and Trivalent International Small-Cap Fund enter into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of June 30, 2018, the Funds had no open forward foreign exchange currency contracts.

Futures Contracts:

The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Funds is presented on the Statements of Assets and Liabilities under Deposit with broker for futures contracts.

Credit Derivatives:

The INCORE Total Return Bond Fund may enter into credit derivatives, including centrally-cleared credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018

security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Fund's Statement of Additional Information.

Credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

The Fund may enter into CDS agreements either as a buyer or seller. The Fund may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

Upon entering into a cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin", is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market". The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which the Fund is the seller of protection are disclosed on the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same referenced entity or entities.

As of June 30, 2018, the INCORE Total Return Bond Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of June 30, 2018 (in thousands):

	Assets		Liabilities
Fund	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Receivable on Open Swap Agreements*	Variation Margin Payable on Open Futures Contracts*	Variation Margin Payable on Open Swap Agreements*
Equity Risk Exposure:
S&P Index 500 Fund	$—	$—	$25	$—
Credit Risk Exposure:
INCORE Total Return Bond Fund	—	6	—	—
Interest Rate Risk Exposure:
INCORE Total Return Bond Fund	24	—	—	—

*  Includes cumulative appreciation/depreciation of futures contracts and credit default swap agreements as reported on the Schedules of Portfolio Investments. Only current day's variation margin for both futures contracts and credit default swap agreements are reported within the Statements of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended June 30, 2018 (in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations			Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
Fund	Net Realized Gains (Losses) from Futures Transactions		Net Realized Gains (Losses) from Swap Transactions	Net Change in Unrealized Appreciation/ Depreciation on Futures Transactions	Net Change in Unrealized Appreciation/ Depreciation on Swap Transactions
Equity Risk Exposure:
Integrity Discovery Fund	$—	(a)	$—	$—	$—
S&P Index 500 Fund	242		—	(14)	—
Credit Risk Exposure:
INCORE Total Return Bond Fund	—		265	—	27
Interest Rate Risk Exposure:
INCORE Total Return Bond Fund	(73)		—	57	—

(a)  Rounds to less than $1.

All open derivative positions at year end are reflected in each respective Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to each Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018

discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table (in thousands) is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of June 30, 2018. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Fund	Securities on Loan)	Collateral Received	<30 Days	Between 30 & 90 Days	>90 Days	Net Amount
Integrity Discovery Fund	$23,437	$24,083	$—	$—	$—	$646
Integrity Mid-Cap Value Fund	1,159	1,186	—	—	—	27
Integrity Small-Cap Value Fund	222,040	228,224	—	—	—	6,184
Integrity Small/Mid-Cap Value Fund	4,596	4,718	—	—	—	122
Munder Multi-Cap Fund	9,609	9,959	—	—	—	350
S&P500 Index Fund	7,622	7,789	—	—	—	167
Munder Mid-Cap Core Growth Fund	157,681	160,256	—	—	—	2,575
Munder Small Cap Growth Fund	849	872	—	—	—	23
Trivalent Emerging Markets Small-Cap Fund	124	65	—	—	166	107

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018
	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Fund	Securities on Loan)	Collateral Received	<30 Days	Between 30 & 90 Days	>90 Days	Net Amount
Trivalent International Fund-Core Equity	$544	$500	$—	$—	$180	$136
Trivalent International Small-Cap Fund	53,698	38,020	1,137	7,242	9,254	1,955
INCORE Total Return Bond Fund	2,170	2,239	—	—	—	69

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statements of Operations.

Foreign Taxes:

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Dividends to Shareholders:

Each of the Funds (except for INCORE Total Return Bond Fund and S&P 500 Index Fund) intend to declare and distribute net investment income at least annually, if any. INCORE Total Return Bond Fund declares and pays dividends from net investment income monthly, if any. S&P 500 Index Fund declares and pays dividends from net investment income quarterly, if any. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts and premiums and paydown gains or losses), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

Mortgage Dollar Rolls:

The INCORE Total Return Bond Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchased with a cash settlement at each renewal without physical delivery of the securities. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018

securities may change adversely before the Fund is able to repurchase them. Mortgage dollar rolls are treated as financing transactions unless the sale and repurchase are determined to involve securities that are not substantially the same. Therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition or the sale and repurchase are determined to involve securities that are not substantially the same. Income is generated as consideration for entering into these transactions and is included in mortgage dollar roll income on the Fund's Statement of Operations.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of June 30.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended June 30, 2018, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended June 30, 2018 were as follows (in thousands):

Fund	Purchases (excluding U.S. Government Securities and Mortgage Dollar Rolls)	Sales (excluding U.S. Government Securities and Mortgage Dollar Rolls)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities	Purchases (including Mortgage Dollar Rolls and excluding U.S. Government Securities)	Sales (including Mortgage Dollar Rolls and excluding U.S. Government Securities)
Integrity Discovery Fund	$65,322	$81,425	$—	$—	$—	$—
Integrity Mid-Cap Value Fund	57,842	45,046	—	—	—	—

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018
Fund	Purchases (excluding U.S. Government Securities and Mortgage Dollar Rolls)	Sales (excluding U.S. Government Securities and Mortgage Dollar Rolls)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities	Purchases (including Mortgage Dollar Rolls and excluding U.S. Government Securities)	Sales (including Mortgage Dollar Rolls and excluding U.S. Government Securities)
Integrity Small-Cap Value Fund	$1,790,418	$1,873,635	$—	$—	$—	$—
Integrity Small/Mid-Cap Value Fund	113,287	59,731	—	—	—	—
Munder Multi-Cap Fund	538,032	592,872	—	—	—	—
S&P 500 Index Fund	5,753	38,391	—	—	—	—
Munder Mid-Cap Core Growth Fund	1,933,803	2,753,607	—	—	—	—
Munder Small Cap Growth Fund	4,161	4,331	—	—	—	—
Trivalent Emerging Markets Small-Cap Fund	9,893	6,767	—	—	—	—
Trivalent International Fund-Core Equity Fund	16,852	13,271	—	—	—	—
Trivalent International Small-Cap Fund	1,416,152	902,601	—	—	—	—
INCORE Total Return Bond Fund	18,785	37,899	82,204	59,269	83,294	107,764

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018
	Adviser Fee Tier Rate
	Flat Rate
Integrity Discovery Fund	1.00%
Munder Small Cap Growth Fund	0.85%
Trivalent Emerging Markets Small-Cap Fund	1.10%
INCORE Total Return Bond Fund	0.40%
	Up to $250 million	$250 million — $500 million	over $500 million
S&P 500 Index Fund	0.20%	0.12%	0.07%
	Up to $300 million	over $300 million
Integrity Small-Cap Value Fund	0.90%	0.85%
Integrity Small/Mid-Cap Value Fund	0.80%	0.75%
	Up to $500 million	over $500 million
Integrity Mid-Cap Value Fund	0.75%	0.70%
	Up to $1 billion	$1 billion — $2 billion	over $2 billion
Munder Multi-Cap Fund	0.75%	0.72%	0.70%
	Up to $1 billion	Up to $1 billion
Trivalent International Small-Cap Fund	0.95%	0.90%
Trivalent International Fund- Core Equity	0.80%	0.75%
	Up to $6 billion	$6 billion — $8 billion	over $8 billion
Munder Mid-Cap Core Growth Fund	0.75%	0.70%	0.65%

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, N.A., acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018

The Trusts pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trusts and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, except for S&P 500 Index Fund, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Funds and 1.00% of the average daily net assets of Class C Shares of the Funds. The Distributor may receive a monthly distribution and service fee at an annual rate of up to 0.15% of the average daily net assets of Class A Shares of S&P 500 Index Fund. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor and FIS are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the year ended June 30, 2018, the Distributor received approximately $74 thousand from commissions earned on sales of Class A Shares and FIS received $10 thousand from redemptions of Class C Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of June 30, 2018, the expense limits (excluding voluntary waivers) are as follows:

Fund	Class	Expense Limit(a)
Integrity Discovery Fund	Class A Shares	N/A
Integrity Discovery Fund	Class C Shares	N/A
Integrity Discovery Fund	Class R Shares	2.08	%(b)
Integrity Discovery Fund	Class Y Shares	N/A
Integrity Mid-Cap Value Fund	Class A Shares	1.00	%(c)
Integrity Mid-Cap Value Fund	Class R6 Shares	0.60	%(c)
Integrity Mid-Cap Value Fund	Class Y Shares	0.75	%(c)
Integrity Small-Cap Value Fund	Class A Shares	1.50	%(b)
Integrity Small-Cap Value Fund	Class C Shares	N/A
Integrity Small-Cap Value Fund	Class R Shares	1.75	%(b)
Integrity Small-Cap Value Fund	Class R6 Shares	N/A
Integrity Small-Cap Value Fund	Class Y Shares	N/A
Integrity Small/Mid-Cap Value Fund	Class A Shares	1.13	%(b)
Integrity Small/Mid-Cap Value Fund	Class R6 Shares	0.83	%(b)
Integrity Small/Mid-Cap Value Fund	Class Y Shares	0.88	%(b)
Munder Multi-Cap Fund	Class A Shares	N/A
Munder Multi-Cap Fund	Class C Shares	N/A
Munder Multi-Cap Fund	Class R Shares	1.88	%(b)
Munder Multi-Cap Fund	Class Y Shares	N/A
S&P 500 Index Fund	Class A Shares	N/A
S&P 500 Index Fund	Class R Shares	N/A
S&P 500 Index Fund	Class Y Shares	N/A
Munder Mid-Cap Core Growth Fund	Class A Shares	1.32	%(b)
Munder Mid-Cap Core Growth Fund	Class C Shares	N/A
Munder Mid-Cap Core Growth Fund	Class R Shares	1.57	%(b)

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018
Fund	Class	Expense Limit(a)
Munder Mid-Cap Core Growth Fund	Class R6 Shares	N/A
Munder Mid-Cap Core Growth Fund	Class Y Shares	N/A
Munder Small Cap Growth Fund	Class A Shares	1.40	%(b)
Munder Small Cap Growth Fund	Class I Shares	1.15	%(b)
Munder Small Cap Growth Fund	Class Y Shares	1.25	%(b)
Trivalent Emerging Markets Small-Cap Fund	Class A Shares	1.73	%(b)
Trivalent Emerging Markets Small-Cap Fund	Class Y Shares	1.48	%(b)
Trivalent International Fund-Core Equity	Class A Shares	0.95	%(d)
Trivalent International Fund-Core Equity	Class C Shares	1.70	%(d)
Trivalent International Fund-Core Equity	Class I Shares	0.60	%(d)
Trivalent International Fund-Core Equity	Class R6 Shares	0.55	%(d)
Trivalent International Fund-Core Equity	Class Y Shares	0.70	%(d)
Trivalent International Small-Cap Fund	Class A Shares	1.35	%(b)
Trivalent International Small-Cap Fund	Class C Shares	2.10	%(b)
Trivalent International Small-Cap Fund	Class I Shares	0.95	%(b)
Trivalent International Small-Cap Fund	Class R6 Shares	1.10	%(b)
Trivalent International Small-Cap Fund	Class Y Shares	1.10	%(b)
INCORE Total Return Bond Fund	Class A Shares	0.85	%(b)
INCORE Total Return Bond Fund	Class C Shares	1.60	%(b)
INCORE Total Return Bond Fund	Class R6 Shares	0.58	%(b)
INCORE Total Return Bond Fund	Class Y Shares	0.60	%(b)

(a)  In effect until October 31, 2019.

(b)  In effect until October 31, 2018.

(c)  Prior to June 1, 2018, the expense limits in effect for Class A, Class R6, and Class Y were 1.10%, 0.80%, and 0.85%, respectively.

(d)  Prior to June 1, 2018, the expense limits in effect for Class A, Class C, Class I, Class R6, and Class Y were 1.13%, 1.88%, 0.76%, 0.74%, and 0.88%, respectively.

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

As of June 30, 2018, the following amounts are available to be repaid to the Adviser (in thousands):

Fund	Expires 6/30/19	Expires 6/30/20	Expires 6/30/21	Total
Integrity Discovery Fund	$4	$10	$6	$20
Integrity Mid-Cap Value Fund	22	137	195	354
Integrity Small-Cap Value Fund	191	102	108	401
Integrity Small/Mid-Cap Value Fund	17	114	212	343
Munder Multi-Cap Fund	6	12	9	27
Munder Mid-Cap Core Growth Fund	201	276	23	500
Munder Small Cap Growth Fund	65	16	13	94
Trivalent Emerging Markets Small-Cap Fund	31	91	113	235
Trivalent International Fund-Core Equity	54	153	206	413
Trivalent International Small-Cap Fund	1,836	1,935	2,107	5,878
INCORE Total Return Bond Fund	77	67	52	196

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended June 30, 2018.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator and Fund Accountant, Sub-Administrator and Sub-Fund Accountant, and Legal.

5.  Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position. The Schedule of Portfolio Investments includes information on each Fund's holdings, including industry and/or geographic composition, as relevant.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Borrowing and Interfund Lending:

Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 28, 2017, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory RS Floating Rate Fund, another series of the Victory Trusts, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The agreement was subsequently amended on July 27, 2018 with a new termination date of July 26, 2019. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the year ended June 30, 2018, Citibank earned approximately $150 thousand in commitment fees from the Victory Trusts. Each fund in the Victory Trusts pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. As of June 30, 2018, the interest rate on outstanding borrowings was 3.10%.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018

The average loans for the days outstanding and average interest rate for each Fund during the year ended June 30, 2018 were as follows (in thousands):

Fund	Amount Outstanding at June 30, 2018	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate	Maximum Borrowing During the Period
S&P 500 Index Fund	$—	$1,060	5	2.26%	$3,200
Trivalent International Small-Cap Fund	—	1,400	3	2.22	1,400

*  For the year ended June 30, 2018, based on the number of days borrowings were outstanding.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. Interest paid by each Fund during the period are presented on the Statements of Operations under Interest expense on interfund lending.

The average borrowing and lending for the days outstanding and average interest rate for each Fund during the year ended June 30, 2018 were as follows (in thousands):

Fund	Borrower or Lender	Amount Outstanding at June 30, 2018	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate	Maximum Borrowing During the Period
S&P 500 Index Fund	Borrower	$—	$493	$2	1.99%	$850
Munder Mid-Cap Core Growth Fund	Borrower	—	7,502	2	2.23%	9,556
Trivalent International Fund-Core Equity	Borrower	—	455	2	2.09%	483

*  For the year ended June 30, 2018, based on the number of days borrowings were outstanding.

7.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Year Ended June 30, 2018
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Integrity Discovery Fund	$5,572	$10,191	$15,763	$15,763
Integrity Mid-Cap Value Fund	1,197	1,463	2,660	2,660
Integrity Small-Cap Value Fund	13,924	137,625	151,549	151,549
Integrity Small/Mid-Cap Value Fund	352	859	1,211	1,211

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018
	Year Ended June 30, 2018
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Munder Multi-Cap Fund	$—	$24,029	$24,029	$24,029
S&P 500 Index Fund	3,445	32,016	35,461	35,461
Munder Mid-Cap Core Growth Fund	41,987	619,474	661,461	661,461
Munder Small Cap Growth Fund	—	41	41	41
Trivalent Emerging Markets Small-Cap Fund	75	97	172	172
Trivalent International Fund-Core Equity	609	1,108	1,717	1,717
Trivalent International Small-Cap Fund	17,238	7,889	25,127	25,127
INCORE Total Return Bond Fund	3,185	—	3,185	3,185
	Year Ended June 30, 2017
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Integrity Discovery Fund	$—	$7,230	$7,230	$7,230
Integrity Mid-Cap Value Fund	147	—	147	147
Integrity Small-Cap Value Fund	5,820	—	5,820	5,820
Integrity Small/Mid-Cap Value Fund	32	—	32	32
S&P 500 Index Fund	3,836	15,488	19,324	19,324
Munder Mid-Cap Core Growth Fund	—	505,969	505,969	505,969
Trivalent Emerging Markets Small-Cap Fund	43	—	43	43
Trivalent International Fund-Core Equity	527	—	527	527
Trivalent International Small-Cap Fund	12,858	—	12,858	12,858
INCORE Total Return Bond Fund	3,846	—	3,846	3,846

As of the tax year ended June 30, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
Integrity Discovery Fund	$851	$10,382	$11,233	$—	$—	$34,324	$45,557
Integrity Mid-Cap Value Fund	1,154	1,768	2,922	—	—	7,126	10,048
Integrity Small-Cap Value Fund	30,793	153,845	184,638	—	—	490,565	675,203
Integrity Small/ Mid-Cap Value Fund	253	2,886	3,139	—	—	9,751	12,890
Munder Multi-Cap Fund	23,717	34,296	58,013	—	—	59,668	117,681
S&P 500 Index Fund	368	13,398	13,766	—	—	171,249	185,015
Munder Mid-Cap Core Growth Fund	—	425,550	425,550	—	(25,227)	1,191,766	1,592,089
Munder Small Cap Growth Fund	178	319	497	—	—	1,792	2,289

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
Trivalent Emerging Markets Small-Cap Fund	$55	$553	$608	$—	$—	$308	$916
Trivalent International Fund-Core Equity	—	—	—	(4,211)	—	2,751	(1,460)
Trivalent International Small-Cap Fund	17,127	33,386	50,513	—	—	309,673	360,186
INCORE Total Return Bond Fund	206	—	206	(4,258)	—	(2,352)	(6,404)

*  Under the current tax law, net investment losses realized after October 31 or December 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds deferred losses are as follows.

**  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended June 30, 2018, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration are applied as either short-term or long-term depending on the originating capital loss and must be utilized before those that are subject to expiration.

CLCFs subject to expiration that are limited as a result of changes in Fund ownership during the year and in prior years (in thousands):

Expiration Year 2019
Trivalent International Fund-Core Equity	$989

CLCFs not subject to expiration (in thousands):

	Short-Term Amount	Long-Term Amount	Total
Trivalent International Fund-Core Equity	$2,476	$—	$2,476
INCORE Total Return Bond Fund	790	3,468	4,258

CLCFs not subject to expiration that are limited as a result of changes in Fund ownership during the year and in prior years (in thousands):

	Short-Term Amount	Long-Term Amount	Total
Trivalent International Fund-Core Equity	$746	$—	$746

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018

At June 30, 2018, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows (in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Integrity Discovery Fund	$143,128	$38,095	$(3,771)	$34,324
Integrity Mid-Cap Value Fund	63,461	9,562	(2,436)	7,126
Integrity Small-Cap Value Fund	2,379,879	554,998	(64,433)	490,565
Integrity Small/Mid-Cap Value Fund	109,906	12,334	(2,583)	9,751
Munder Multi-Cap Fund	372,192	68,878	(9,210)	59,668
S&P 500 Index Fund	64,486	173,911	(2,662)	171,249
Munder Mid-Cap Core Growth Fund	2,550,895	1,237,959	(46,193)	1,191,766
Munder Small Cap Growth Fund	6,694	2,163	(371)	1,792
Trivalent Emerging Markets Small-Cap Fund	8,663	988	(676)	312
Trivalent International Fund-Core Equity	24,788	3,764	(1,013)	2,751
Trivalent International Small-Cap Fund	1,495,272	367,814	(58,139)	309,675
INCORE Total Return Bond Fund	94,549	334	(2,686)	(2,352)

As of June 30, 2018 on the Statements of Assets and Liabilities, as a result of permanent book-to-tax difference, reclassification adjustments were as follows (in thousands):

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)	Capital
Integrity Discovery Fund	$497	$(497)	$—
Munder Multi-Cap Fund	408	1,621	(2,029)
S&P 500 Index Fund	342	(342)	—
Munder Mid-Cap Core Growth Fund	2,404	(2,404)	—
Munder Small Cap Growth Fund	49	(49)	—
Trivalent Emerging Markets Small-Cap Fund	(13)	13	—
Trivalent International Fund-Core Equity	(69)	3,866	(3,797)
Trivalent International Small-Cap Fund	363	(363)	—
INCORE Total Return Bond Fund	414	3,032	(3,446)

8.  Capital Contribution from Prior Custodian:

During 2016, certain Funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the over-'billing, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of June 30, 2018, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

Shareholder	Fund	Percent
Edward D. Jones & Co., L.P.	Integrity Mid-Cap Value Fund	64.4%
Edward D. Jones & Co., L.P.	Integrity Small/Mid-Cap Value Fund	53.4%
Brian S Matuszak	Munder Small Cap Growth Fund	29.7%
Tony Yee Dong	Munder Small Cap Growth Fund	54.3%
Gerlach Nominee & Co., LLC	Trivalent Emerging Markets Small-Cap Fund	31.9%
Matrix Trust Company	Trivalent Emerging Markets Small-Cap Fund	41.0%
Comerica Bank	Trivalent International Fund-Core Equity	39.5%
Comerica Bank	INCORE Total Return Bond Fund	48.5%

10.  Legal & Regulatory Matters:

Hundreds of former Tribune Company shareholders, including the predecessor fund to the S&P 500 Index Fund, have been named as defendants in two cases arising out of the Tribune Company's 2007 leveraged buyout transaction ("LBO"). In Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the "FitzSimons action"), the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former alleged Tribune shareholders any proceeds they received in connection with the LBO.

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the "SLCFC actions") against specifically-named former alleged Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled in re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the "MDL Proceeding"). On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action. The Court has not yet issued a decision on the motions.

On September 23, 2013, the District Court granted the defendants' motion to dismiss the SLCFC actions on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the Second Circuit affirmed the dismissal. On April 12, 2016, the plaintiffs filed a petition seeking rehearing en banc before the appeals court, which denied the petition on July 22, 2016. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit's decision that the safe harbor of Section 546(e) of the Bankruptcy Code applied to their claims. The Supreme Court has not yet granted or denied the petition for certiorari.

The predecessor fund to the Victory S&P 500 Index Fund has been named as a defendant in the FitzSimons action because it was among a class of defendants that tendered Tribune shares in the LBO. The complaints, however, allege no misconduct by the Fund. The value of the proceeds received by the Fund was approximately $357,000. At this time, the Fund cannot predict with any reasonable certainty the probable outcome of these proceedings. Consequently, management is unable to estimate the possible loss that may result.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2018

11.  Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The Regulation S-X amendments had a compliance date of August 1, 2017, and are reflected in this report. The Funds' compliance date for Form N-PORT is June 1, 2018, and the Funds will make their initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ended June 30, 2018, the Funds will be required to maintain, and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file the Form N-PORT with the SEC for the period ending March 31, 2019. The Funds' compliance date for Form N-CEN is June 1, 2018, and the Funds will make their initial filing on Form N-CEN for the period ended June 30, 2018. Form N-CEN will replace Form N-SAR filings. The Funds' adoption of these amendments has no effect on the net assets or results of operations.

In March 2017, the FASB issued Accounting Standards Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

12.  Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of the Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Victory Portfolios (the "Trust") (comprising Victory Integrity Discovery Fund, Victory Integrity Mid-Cap Value Fund, Victory Integrity Small-Cap Value Fund, Victory Integrity Small/Mid-Cap Value Fund, Victory Munder Multi-Cap Fund, Victory S&P 500 Index Fund, Victory Munder Mid-Cap Core Growth Fund, Victory Munder Small Cap Growth Fund, Victory Trivalent Emerging Markets Small-Cap Fund, Victory Trivalent International Fund-Core Equity, Victory Trivalent International Small-Cap Fund and Victory INCORE Total Return Bond Fund (collectively referred to as the "Funds")), including the portfolios of investments, as of June 30, 2018, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Trust at June 30, 2018, the results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Victory Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Victory Integrity Discovery Fund
Victory Integrity Mid-Cap Value Fund
Victory Integrity Small-Cap Value Fund
Victory Integrity Small/Mid-Cap Value Fund
Victory Munder Multi-Cap Fund
Victory S&P 500 Index Fund
Victory Munder Mid-Cap Core Growth Fund
Victory Trivalent International Fund-Core Equity
Victory Trivalent International Small-Cap Fund
Victory INCORE Total Return Bond Fund	For the year ended June 30, 2018	For each of the two years in the period ended June 30, 2018	For each of the five years in the period ended June 30, 2018
Victory Munder Small Cap Growth Fund	For the year ended June 30, 2018	For each of the two years in the period ended June 30, 2018	For each of the three years in the period ended June 30, 2018 and the period May 1, 2015 (commencement of operations) to June 30, 2015
Victory Trivalent Emerging Markets Small-Cap Fund	For the year ended June 30, 2018	For each of the two years in the period ended June 30, 2018	For each of the four years in the period ended June 30, 2018 and the period July 2, 2013 (commencement of operations) to June 30, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
August 24, 2018

Victory Portfolios	Supplemental Information June 30, 2018

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 66	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 71	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 67*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 74	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

Victory Portfolios	Supplemental Information — continued June 30, 2018

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 64	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 65	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor (January 2016-April 2016) and Managing Partner (August 2014-January 2016), Endgate Commodities, LLC;
			Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 61*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 73	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 46**	Trustee	May 2008	Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Portfolios	Supplemental Information — continued June 30, 2018

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 56	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 49	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 44	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017). Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 44	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 64	Assistant Secretary	December 1997	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-2017).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Portfolios	Supplemental Information — continued June 30, 2018

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18-6/30/18*	Annualized Net Expense Ratio During Period 1/1/18-6/30/18
Integrity Discovery Fund
Class A Shares	$1,000.00	$1,064.20	$7.73	1.51%
Class C Shares	1,000.00	1,060.20	11.85	2.32%
Class R Shares	1,000.00	1,061.20	10.63	2.08%
Class Y Shares	1,000.00	1,065.60	6.61	1.29%
Integrity Mid-Cap Value Fund
Class A Shares	1,000.00	996.90	5.35	1.08%
Class R6 Shares	1,000.00	998.40	3.77	0.76%
Class Y Shares	1,000.00	998.50	4.11	0.83%
Integrity Small-Cap Value Fund
Class A Shares	1,000.00	1,008.60	7.47	1.50%
Class C Shares	1,000.00	1,005.40	10.49	2.11%
Class R Shares	1,000.00	1,007.20	8.71	1.75%
Class R6 Shares	1,000.00	1,011.20	4.74	0.95%
Class Y Shares	1,000.00	1,010.50	5.63	1.13%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued June 30, 2018

  (Unaudited)

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18-6/30/18*	Annualized Net Expense Ratio During Period 1/1/18-6/30/18
Integrity Small/Mid-Cap Value Fund
Class A Shares	$1,000.00	$979.60	$5.55	1.13%
Class R6 Shares	1,000.00	981.40	4.08	0.83%
Class Y Shares	1,000.00	981.40	4.32	0.88%
Munder Multi-Cap Fund
Class A Shares	1,000.00	966.10	6.68	1.37%
Class C Shares	1,000.00	962.40	10.41	2.14%
Class R Shares	1,000.00	963.60	9.15	1.88%
Class Y Shares	1,000.00	967.80	4.98	1.02%
S&P 500 Index Fund
Class A Shares	1,000.00	1,023.40	2.81	0.56%
Class R Shares	1,000.00	1,021.50	4.81	0.96%
Class Y Shares	1,000.00	1,024.60	1.86	0.37%
Munder Mid-Cap Core Growth Fund
Class A Shares	1,000.00	1,002.30	6.26	1.26%
Class C Shares	1,000.00	998.60	9.76	1.97%
Class R Shares	1,000.00	1,000.60	7.79	1.57%
Class R6 Shares	1,000.00	1,004.30	4.22	0.85%
Class Y Shares	1,000.00	1,003.50	5.07	1.02%
Munder Small Cap Growth Fund
Class A Shares	1,000.00	1,143.20	7.44	1.40%
Class I Shares	1,000.00	1,143.80	6.11	1.15%
Class Y Shares	1,000.00	1,143.30	6.64	1.25%
Trivalent Emerging Markets Small-Cap Fund
Class A Shares	1,000.00	948.50	8.36	1.73%
Class Y Shares	1,000.00	949.10	7.15	1.48%
Trivalent International Fund-Core Equity
Class A Shares	1,000.00	965.50	5.36	1.10%
Class C Shares	1,000.00	960.10	9.04	1.86%
Class I Shares	1,000.00	965.60	3.41	0.70%
Class R6 Shares	1,000.00	965.70	3.36	0.69%
Class Y Shares	1,000.00	966.80	4.19	0.86%
Trivalent International Small-Cap Fund
Class A Shares	1,000.00	989.70	6.66	1.35%
Class C Shares	1,000.00	986.00	10.34	2.10%
Class I Shares	1,000.00	991.80	4.69	0.95%
Class R6 Shares	1,000.00	991.20	5.28	1.07%
Class Y Shares	1,000.00	991.10	5.43	1.10%
INCORE Total Return Bond Fund
Class A Shares	1,000.00	983.50	4.18	0.85%
Class C Shares	1,000.00	979.70	7.85	1.60%
Class R6 Shares	1,000.00	984.80	2.85	0.58%
Class Y Shares	1,000.00	984.70	2.95	0.60%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued June 30, 2018

  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18-6/30/18*	Annualized Expense Ratio During Period 1/1/18-6/30/18
Integrity Discovery Fund
Class A Shares	$1,000.00	$1,017.31	$7.55	1.51%
Class C Shares	1,000.00	1,013.29	11.58	2.32%
Class R Shares	1,000.00	1,014.48	10.39	2.08%
Class Y Shares	1,000.00	1,018.40	6.46	1.29%
Integrity Mid-Cap Value Fund
Class A Shares	1,000.00	1,019.44	5.41	1.08%
Class R6 Shares	1,000.00	1,021.03	3.81	0.76%
Class Y Shares	1,000.00	1,020.68	4.16	0.83%
Integrity Small-Cap Value Fund
Class A Shares	1,000.00	1,017.36	7.50	1.50%
Class C Shares	1,000.00	1,014.33	10.54	2.11%
Class R Shares	1,000.00	1,016.12	8.75	1.75%
Class R6 Shares	1,000.00	1,020.08	4.76	0.95%
Class Y Shares	1,000.00	1,019.19	5.66	1.13%
Integrity Small/Mid-Cap Value Fund
Class A Shares	1,000.00	1,019.19	5.66	1.13%
Class R6 Shares	1,000.00	1,020.68	4.16	0.83%
Class Y Shares	1,000.00	1,020.43	4.41	0.88%
Munder Multi-Cap Fund
Class A Shares	1,000.00	1,018.00	6.85	1.37%
Class C Shares	1,000.00	1,014.18	10.69	2.14%
Class R Shares	1,000.00	1,015.47	9.39	1.88%
Class Y Shares	1,000.00	1,019.74	5.11	1.02%
S&P 500 Index Fund
Class A Shares	1,000.00	1,022.02	2.81	0.56%
Class R Shares	1,000.00	1,020.03	4.81	0.96%
Class Y Shares	1,000.00	1,022.96	1.86	0.37%
Munder Mid-Cap Core Growth Fund
Class A Shares	1,000.00	1,018.55	6.31	1.26%
Class C Shares	1,000.00	1,015.03	9.84	1.97%
Class R Shares	1,000.00	1,017.01	7.85	1.57%
Class R6 Shares	1,000.00	1,020.58	4.26	0.85%
Class Y Shares	1,000.00	1,019.74	5.11	1.02%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued June 30, 2018

  (Unaudited)

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18-6/30/18*	Annualized Expense Ratio During Period 1/1/18-6/30/18
Munder Small Cap Growth Fund
Class A Shares	$1,000.00	$1,017.85	$7.00	1.40%
Class I Shares	1,000.00	1,019.09	5.76	1.15%
Class Y Shares	1,000.00	1,018.60	6.26	1.25%
Trivalent Emerging Markets Small-Cap Fund
Class A Shares	1,000.00	1,016.22	8.65	1.73%
Class Y Shares	1,000.00	1,017.46	7.40	1.48%
Trivalent International Fund-Core Equity
Class A Shares	1,000.00	1,019.34	5.51	1.10%
Class C Shares	1,000.00	1,015.57	9.30	1.86%
Class I Shares	1,000.00	1,021.32	3.51	0.70%
Class R6 Shares	1,000.00	1,021.37	3.46	0.69%
Class Y Shares	1,000.00	1,020.53	4.31	0.86%
Trivalent International Small-Cap Fund
Class A Shares	1,000.00	1,018.10	6.76	1.35%
Class C Shares	1,000.00	1,014.38	10.49	2.10%
Class I Shares	1,000.00	1,020.08	4.76	0.95%
Class R6 Shares	1,000.00	1,019.49	5.36	1.07%
Class Y Shares	1,000.00	1,019.34	5.51	1.10%
INCORE Total Return Bond Fund
Class A Shares	1,000.00	1,020.58	4.26	0.85%
Class C Shares	1,000.00	1,016.86	8.00	1.60%
Class R6 Shares	1,000.00	1,021.92	2.91	0.58%
Class Y Shares	1,000.00	1,021.82	3.01	0.60%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued June 30, 2018

  (Unaudited)

Additional Federal Income Tax Information

For the year ended June 30, 2018, the Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Amount
Integrity Discovery Fund	14%
Integrity Mid-Cap Value Fund	54%
Integrity Small-Cap Value Fund	72%
Integrity Small/Mid-Cap Value Fund	100%
Munder Multi-Cap Fund	23%
S&P 500 Index Fund	100%
Munder Mid-Cap Core Growth Fund	100%
Trivalent Emerging Markets Small-Cap Fund	68%
Trivalent International Fund-Core Equity	90%
Trivalent International Small-Cap Fund	86%

Dividends qualified for corporate dividends received deductions of:

Amount
Integrity Discovery Fund	14%
Integrity Mid-Cap Value Fund	54%
Integrity Small-Cap Value Fund	70%
Integrity Small/Mid-Cap Value Fund	100%
Munder Multi-Cap Fund	22%
S&P 500 Index Fund	100%
Munder Mid-Cap Core Growth Fund	100%

For the year ended June 30, 2018, the Funds designated short-term capital gain distributions (in thousands):

Amount
Integrity Discovery Fund	$5,572
Integrity Mid-Cap Value Fund	567
Integrity Small-Cap Value Fund	11,227
S&P 500 Index Fund	176
Munder Mid-Cap Core Growth Fund	41,987

For the year ended June 30, 2018, the following Funds designated long-term capital gain distributions (in thousands):

Amount
Integrity Discovery Fund	$10,191
Integrity Mid-Cap Value Fund	1,463
Integrity Small-Cap Value Fund	137,625
Integrity Small/Mid-Cap Value Fund	859
Munder Multi-Cap Fund	24,029
S&P 500 Index Fund	32,016
Munder Mid-Cap Core Growth Fund	619,475
Munder Small Cap Growth Fund	41
Trivalent Emerging Markets Small-Cap Fund	97
Trivalent International Small-Cap Fund	7,889

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on June 30, 2018, were as follows:

	Foreign Source Income	Foreign Tax Expense
Trivalent Emerging Markets Small-Cap Fund	0.31	0.04
Trivalent International Fund-Core Equity	0.18	0.02
Trivalent International Small-Cap Fund	0.24	0.02

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VP-MUNDER-AR (6/18)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics in included as an Exhibit.

(b)         During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2018	2017
(a) Audit Fees (1)	$180,500	$175,100
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	62,964	56,362
(d) All Other Fees (4)	0	0

(1)   Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)         Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)         Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, international tax fee transactions and tax planning.  Such tax services included the review of income and excise tax returns for the Registrant.

(4)         For the fiscal years ended June 30, 2018 and June 30, 2017, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2018 and 2017 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) Not applicable.

(g)

2018	$128,725
2017	$237,909

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment advisor (and the advisor’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	August 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	August 24, 2018

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	August 24, 2018